                                                                  EXHIBIT 10.5


CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY {***}. THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                F-100 LEASE #113

                                 (TAIL # N105ML)

                    [LETTERHEAD OF DEBIS AIRFINANCE B.V.]

16 October 1996

By fax: + 1 919 956 4801 /+ 1 919 956 8619
-------------------------------------------

Midway Airlines Corporation
300 W. Morgan St.
Durham, North Carolina 27702

Attention:  President

Copy to: Steven Westberg, Senior Vice President Finance and Planning & Lyn Dorman, Finance Department

                     Notification of Change of Bank Account

Re: Change of bank account in relation to all payments: under Aircraft Operating Lease Agreement No. AOLAF-113 dated as of November 11, 1993, as amended from time to time, relating to one (1) Fokker 100 aircraft bearing manufacturer's serial number: 11475 (the "Lease").

     Beneficiary: American Aircraft Finance II B.V.

Dear Sirs,

We refer to the Lease and the Amendment No.1 thereto, dated as of February 26, 1996 (the "Amendment"), each agreement between First Security Bank of Utah, N.A., not in its individual capacity, but solely as owner trustee under the trust agreement ("Lessor") and Midway Airlines Corporation ("Lessee").

In accordance with Section 7 (Payments) of the Amendment, debis AirFinance B.V. herewith formally designates for all payments the following new account:

Rabobank International, Utrecht, the Netherlands, account number 1010.56.974

Please note that payment of the invoices effective from November 1996 has to be effected to this new account.

                    [LETTERHEAD OF DEBIS AIRFINANCE B.V.]

For the avoidance of doubt, save for the change of account nothing in this notification shall have the effect of supplementing or amending the Lease and the Amendment and all provisions of the Lease as heretofore amended, shall remain in full force and effect.

Yours sincerely,
debis AirFinance B.V.


/s/ F. Haspel                                   /s/ S. Engels
F. Haspel                                       S. Engels
Managing Director (CEO)                         Managing Director

----------
Acknowledged for receipt on behalf of Midway Airlines Corporation by:

Name:

Its :

THE SINGLE EXECUTED ORIGINAL OF THIS AGREEMENT MARKED "ORIGINAL" SHALL BE THE "ORIGINAL" AND ALL OTHER COUNTERPARTS OF THIS AGREEMENT SHALL BE DUPLICATES AND MARKED "DUPLICATE" OR "DUPLICATE ORIGINAL". TO THE EXTENT THAT THIS AGREEMENT AND CERTIFICATE OF ACCEPTANCE RELATED THERETO CONSTITUTES CHATTEL PAPER, AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION, NO SECURITY INTEREST MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE "ORIGINAL".

                                 LONG TERM LEASE

                       AIRCRAFT OPERATING LEASE AGREEMENT
                                  No. AOLAF-113

                                   Dated as of

                                November 11, 1993

                                     between

                        FIRST SECURITY BANK OF UTAH, N.A.,
                                      not in its individual
                                      capacity but solely as trustee,

                                       as

                                     Lessor

                                       and

                           MIDWAY AIRLINES CORPORATION

                                       as

                                     Lessee

Aircraft : Fokker 100
Serial No: 11475
Date     : November 11, 1993

                                      INDEX

ARTICLE                                                                     PAGE
-------                                                                     ----
    1.  Definitions .........................................................  1

    2.  Agreement to Lease .................................................. 12

    3.  Term; Delivery; Acceptance; Delay ................................... 16

    4.  Registration and Title .............................................. 18

    5.  Possession and Use .................................................. 20

    6.  Charges, Method of Payment and Financial
        Information ......................................................... 25

    7.  Maintenance ......................................................... 27

    8.  Taxes, Duties and Expenses .......................................... 32

    9.  Liens ............................................................... 36

   10.  Indemnification ..................................................... 37

   11.  Insurance ........................................................... 39

   12.  Assignment and Subletting ........................................... 46

   13.  Disclaimer, Representations and Warranties .......................... 50

   14.  Covenants of Lessee ................................................. 55

   15.  Default by Lessee ................................................... 58

   16.  Return of Aircraft .................................................. 65

   17.  Casualty Occurrences ................................................ 67

   18.  Governing Law and Jurisdiction ...................................... 70

   19.  Miscellaneous ....................................................... 71

APPENDICES
----------

    A.  Description of Aircraft

    B.  Further Definitions and Values

    C.  Certificate of Acceptance

    D.  Charges

    E.  Operating Condition at Re-Delivery

    F.  Aircraft Documents

    G.  Legal Opinion

    H.  Certificate of Insurance

    I.  Broker's Letter of Undertaking

    J.  FAA Power of Attorney

    K.  Order of the Bankruptcy Court

                       AIRCRAFT OPERATING LEASE AGREEMENT

                                  No. AOLAF-113

            THIS AIRCRAFT OPERATING AGREEMENT No. AOLAF-113 is made as of the 11th day of November, 1993 between FIRST SECURITY BANK OF UTAH, N.A., a national banking association existing pursuant to the laws of the United States, having its principal place of business at 79 South Main Street, Salt Lake City, Utah 84130-0007, not in its individual capacity (except as expressly herein set forth) but solely as Owner Trustee under the Trust Agreement (as defined in Article 1 hereof) and its permitted successors and assigns (herein referred to as "Lessor") and MIDWAY AIRLINES CORPORATION a company incorporated under the laws of the State of Delaware, having its principal place of business at 5713 South Central Avenue, Chicago, Illinois 60638 and its permitted successors and assigns (herein referred to as "Lessee").

            WHEREAS Lessor has the right to possess, use and lease the Aircraft; and

            WHEREAS Lessee desires to lease the Aircraft from Lessor; and

            WHEREAS Lessor is willing to lease the Aircraft to Lessee upon the terms and conditions set out herein.

            NOW THEREFORE, in consideration of the mutual promises herein contained, Lessor and Lessee agree as follows:

1.    DEFINITIONS

            The following terms shall have the following respective meanings for all purposes of this Agreement:

1.1 Air Authority shall mean the Federal Aviation Administration of the United States Department of Transportation and any successor.

1.2 Aircraft shall mean the aircraft identified and described in Appendix A, including any Engine, Part, or component thereof, and/or ancillary and loose equipment or devices installed in or on the Aircraft at the Delivery Date (or which having been removed therefrom remain the property of the Lessor pursuant to this Agreement) and Aircraft Documents furnished therewith under this Agreement, or any substitutions, renewals and replacements from time to time made in or on the said Aircraft in accordance with this Agreement, whether or not for the time being installed on or in the said Aircraft or any other aircraft.

1.3         Aircraft Documents shall mean the items identified in Appendix F.

1.4         Airframe shall mean the Aircraft, excluding the Engines.

1.5 Appraisal Procedure shall mean the procedure for determining the FMV of the Aircraft set forth Article 19.10.

1.6 Approved Maintenance Program shall mean the Maintenance Program approved by Lessor pursuant to Article 2.2 (iii) or such other Maintenance Program as Lessor shall from time to time approve in writing.

1.7 Authorized Maintenance Performer shall mean Lessee, American Airlines, Inc., U.S. Air, Aviall, Rolls Royce Canada or any Air Authority approved original equipment manufacturer for the Aircraft or the Engines or any Part or any other person approved by Lessor in accordance with the provisions of Article 7.1.

1.8 Bank shall mean the financial institution(s) and/or other provider(s) of finance from whom finance respecting the acquisition or continued ownership of the Aircraft by Lessor is to be, or is for the time being, obtained and/or in whose favor or for whose benefit security over, or rights with respect to, the Aircraft is to be, or is for the time being, granted by Lessor or at its request and shall include any financial institution providing finance to the Head Lessor in respect of Head Lessor's acquisition of the Aircraft by whatever means, including without limitation by way of loan or by way of non-recourse sale of lease receivables.

1.9 Bankruptcy Case shall mean the bankruptcy case of Jet Express, Inc., Case No. 91-B-12287 (FGC) in the Bankruptcy Court.

1.10 Bankruptcy Court shall mean the United States Bankruptcy Court for the Southern District of New York having jurisdiction over Lessee's Bankruptcy Case.

1.11 Beneficiary shall mean, Fokker Aircraft B.V., beneficiary under the Trust Agreement, and its successors and permitted assigns.

1.12 Business Day shall mean a day (other than a Saturday or Sunday) on which banks are open for business in New York.

1.13        Casualty Occurrence shall have the meaning set forth in Article
            17.1.

1.14 Certificate of Acceptance shall mean the Certificate of Acceptance given in the form of Exhibit C.

1.15 Credit and Security Agreement shall mean the Credit and Security Agreement dated as of October 29, 1993 therein between FAUSA and Lessee.

1.16        Cycle shall mean one take-off and landing of the Aircraft.

1.17 Default shall mean an Event of Default or any event which, with the giving of notice and/or lapse of time and/or the making of any relevant determination, would constitute an Event of Default.

1.18 Delivery Date shall mean the date on which the Aircraft is delivered to and accepted by the Lessee for the purposes of this Agreement.

1.19        Delivery Location shall mean Schiphol Airport, The Netherlands.

1.20 Dollars and $ shall mean the lawful currency of the United States of America and in respect of all payments to be made under this Agreement in Dollars shall mean funds which are for same day settlement in the New York Clearing House Interbank Payments System (or such other US Dollar funds as may at the relevant time be customary for the settlement of international banking transactions denominated in United States Dollars).

1.21 Engine shall mean (i) any engine installed on or furnished with the Aircraft on the Delivery Date, such Engines being identified as to manufacturer and type in Appendix A and as to serial numbers in the Certificate of Acceptance executed by Lessee on the Delivery Date and (ii) any substitute or replacement engine title to which has, or should have, transferred to and vested in Lessor in accordance with this Agreement, in each case including all modules or Parts from time to time belonging to or installed in that engine and irrespective of whether or not the same shall for the time being be installed on the Aircraft or on any other aircraft. The term "Engine" shall exclude any properly replaced engine title to which has, or should have, passed to Lessee pursuant to this Agreement.

1.22        Equipment Change shall have the meaning set forth in Article
            17.3(a).

1.23 Equity Commitment shall mean the Financing Agreement dated August 3, 1993 among Lessee, the Equity Investors, and the other parties listed therein, as the same may be amended from time to time.

1.24 Equity Investors shall mean the parties to the Equity Commitment other than Lessee, Smith Air Express, Inc., Montgomery Air Incorporated and Jet Express Funding Corporation.

1.25        Event of Default shall mean any of the events specified in Article
            15.1.

1.26        Expected Delivery Date shall mean December 23, 1993.

1.27 Expiry Date shall mean the day preceding the numerically corresponding day 120 (One Hundred Twenty) months after the Delivery Date.

1.28 Fair Market Rental Value shall be equal in amount to the value that would be obtained in an arms'-length transaction between an informed and willing lessee under no compulsion to lease and an informed and willing lessor under no compulsion to lease, in accordance with a lease to a lessee similarly situated with Lessee, for a term equal to the relevant period and on conditions as herein provided, any such determination (made for purposes of Article 15.3(b)) to be made on the basis of the then actual condition of the Aircraft, to be determined pursuant to an Independent Appraisal and to be the average of the two determinations obtained thereunder.

1.29 FAUSA shall mean Fokker Aircraft U.S.A., Inc., a company incorporated under the laws of the State of Delaware, with its principal office at Alexandria, Virginia.

1.30 Federal Aviation Act shall mean the Federal Aviation Act of 1958, as amended.

1.31        First Rent Date shall mean the Delivery Date.

1.32 Flight Hour shall mean each hour or part thereof elapsing from the moment at which the wheels of the Aircraft leave the ground on the take off of the Aircraft until the wheels of the Aircraft touch the ground on the landing of the Aircraft following such flight.

1.33        FMV shall have the meaning set forth in Appendix D.

1.34 Fokker shall mean Fokker Aircraft B.V., a Dutch corporation with its principal office at Amsterdam Zuid-Oost, The Netherlands, together with its successors.

1.35 Force Majeure in relation to the delivery of the Aircraft shall mean delay or non-delivery due to or arising out of acts of God or public enemy, civil war, insurrection or riot, fire, flood, explosion, earthquake, accident, epidemic, quarantine restriction, any act of government, governmental priority, allocation, regulation or order affecting directly or indirectly, the Aircraft, Lessor or any materials or facilities, strike or labor dispute causing cessation, slow-down or interruption of work, inability after due and timely diligence to procure equipment, data or materials from suppliers in a timely manner, or any other cause whether or not mentioned above and whether or not similar to any of the foregoing to the extent that such cause is beyond the control of Lessor or not occasioned by Lessor's fault or negligence.

1.36        Governing Law shall mean the law of the state of New York.

1.37 Government Entity shall mean and include (i) any national or state government, political subdivision thereof, or local jurisdiction therein; (ii) any board, commission, department, division, organ, instrumentality, court, or agency of any thereof, however constituted; and (iii) any association, organization, or institution of which any thereof is a member or to whose jurisdiction any thereof is subject or in whose activities any thereof is a participant.

1.38 Head Lessor shall mean any person or persons to whom title to the Aircraft is vested or transferred in accordance with Article 12.3(e).

1.39 Indemnitees shall mean Lessor (in its trust and individual capacities), the Voting Trustee (in its trust and individual capacities), the Beneficiary, the Head Lessor, the Bank, Fokker, FAUSA, including any of their respective successors and assigns and their respective shareholders, subsidiaries, affiliates, directors, officers, agents and employees.

1.40 Independent Appraisal shall mean a determination of Fair Market Rental Value of the Aircraft by two independent aircraft appraisers, selected by Lessor, the costs and expenses of the appraisal to be paid by Lessee.

1.41 Law shall mean and include (i) any law, statute, decree, constitution, regulation, order or any directive of any Government Entity; (ii) any treaty, pact, compact or other agreement to which any Government Entity is a signatory or party; (iii) any judicial or administrative interpretation or application of any thereof; and
            (iv) any amendment or revision of any thereof.

1.42 Lessor or Lessee shall have the meanings respectively ascribed to them in the first paragraph of this Agreement and shall include their respective assignees or successors.

1.43        Lessor Liens shall mean:

            (a) the Mortgage, the Security Assignment and any security interest whatsoever from time to time created by or through Lessor and/or Head Lessor in connection with the financing of the Aircraft;

            (b) any other security interest in respect of the Aircraft which results from acts of or claims against Lessor and/or Head Lessor not related to the transactions contemplated by or permitted under this Agreement; and

            (c)   liens in respect of the Aircraft for Lessor Taxes.

1.44        Lessor Taxes shall mean Taxes:

            (a) imposed as a direct result of activities of a Tax Indemnitee in any jurisdiction imposing a liability unrelated to that Tax Indemnitee's dealings with Lessee, to the transactions contemplated by this Agreement or the operation of the Aircraft by Lessee; or

            (b) imposed on or measured by net income, profits or gains, or capital or net worth (excluding, however, in each case, Taxes that are, or are in the nature of, license, sales, use, rental, value-added, or property taxes) of a Tax Indemnitee, by (A) any Governmental Entity by or in which that Tax Indemnitee would be subject to tax without regard to the transactions contemplated by this Lease, except to the extent that the Tax Indemnitee would be subject to such Tax if the Tax Indemnitee's participation in the transactions contemplated by this Agreement were the sole connection between the Tax Indemnitee and the jurisdiction imposing the Tax, or (B) the Federal Government of the United States of America (including, without limitation, any withholding taxes imposed by such government); or

            (c) imposed with respect to any period or event occurring prior to the date of this Agreement or after the Expiry Date or earlier termination of this Agreement in accordance with the terms hereof, provided that such Tax is unrelated to a Tax Indemnitee's dealings with Lessee or to the transactions contemplated by this Agreement; or

            (d) imposed as a result of any voluntary sale, assignment, transfer or other disposition by the Lessor (including to the Head Lessor) or any other Tax Indemnitee of any interest in the Aircraft or any part thereof or this Agreement unless such transfer or disposition occurs (1) in connection with a Tax Indemnitee's pursuing its remedies while an Event of Default by Lessee is continuing or otherwise resulting from an Event of Default, or (2) pursuant to Lessee's exercise of its option to purchase the Aircraft under Article 19.10 of this Agreement.

1.45 Maintenance Program shall mean an Air Authority approved maintenance program for the Aircraft encompassing scheduled maintenance (including block maintenance), condition monitored maintenance, and on-condition maintenance of Airframe, Engines and Parts, including but not limited to, servicing, testing, preventive maintenance, repairs, structural, inspections, system checks, overhauls, approved modifications, service bulletins, engineering orders, airworthiness directives, corrosion control, inspections and treatments.

1.46 Major Checks shall mean any 12,000 hours Check, 24,000 hours Check or Intersupplementary Check or segment thereof or any equivalent thereof with more or less hours, however denominated, to the extent set out in the Approved Maintenance Program from time to time.

1.47        Manufacturer shall mean Fokker.

1.48 Mortgage shall mean such mortgage or other security as from time to time may be created over the Aircraft in favor of the Bank or over the Beneficiary's interest in the Trust Agreement, in favor of the Bank.

1.49 Note shall mean the Secured Promissory Note executed and delivered to FAUSA by the Lessee and secured by the Credit and Security Agreement.

1.50 Operative Documents shall mean this Agreement, the Support Services Agreement, the Stock Option Agreement, the Credit and Security Agreement and the Note.

1.51 Other Aircraft Agreements shall mean Aircraft Operating Lease Agreements relating to other Fokker 100 aircraft so long as leased to Lessee by a lessor for the benefit of Fokker, FAUSA or any affiliate thereof, as Beneficiary.

1.52        Part shall mean, whether or not installed on the Aircraft:

            (a) any component, furnishing or equipment (other than a complete Engine) furnished with the Aircraft on the Delivery Date; and

            (b) any other component, furnishing or equipment (other than a complete Engine) title to which has, or should have, passed to Lessor pursuant to this Agreement but excludes any such items title to which has, or should have, passed to (i) Lessee pursuant to this Agreement or (ii) any person pursuant to any agreement relating to the financing of spare parts for the Aircraft, including, but not limited to, FAUSA pursuant to the Credit and Security Agreement and the Note.

1.53        Permitted Lien shall mean:

            (a) liens of repairers, mechanics, material men, carriers, hangarkeepers, employees or other similar liens arising in the ordinary course of business by statute or by operation of law in respect of obligations which are either not overdue or are being contested in good faith by appropriate proceedings;

            (b) any lien for Taxes of any kind either not assessed or, if assessed, not yet due and payable or being contested in good faith by appropriate proceedings, and any lien arising out of a judgment against Lessee with respect to which at the time an appeal is being prosecuted in good faith and with respect to which there shall have been secured a stay of execution pending such appeal, provided that in the case of this subclause (b):

                    (i) adequate reserves for the payment of such obligations
                        have been provided by Lessee;

                   (ii) such proceedings, or the continued existence of such
                        lien, do not give rise to any likelihood of the sale, forfeiture or other loss of the Aircraft or any Engine or any Part or any interest therein; and

                  (iii) any such lien does not arise as a result of any default on the part of Lessee in respect of its obligations under this Agreement;

            (c)   any Lessor Lien and the lien of this Agreement; and

            (d)   any lien for Lessor Taxes.

1.54        Redelivery Location shall mean Schiphol Airport, The Netherlands.

1.55 Rent Date shall mean the First Rent Date and the numerically corresponding date of each and every subsequent month during the Term, or (if there is no corresponding date in any month), the last day of such month.

1.56 Rental Adjustment Period shall mean the period from and including the Delivery Date up to and including the day preceding the sixth Rent Date after the Delivery Date and each subsequent period commencing on and including the day after the immediately preceding Rental

            Adjustment period and ending on and including the day preceding the sixth Rent Date after the date on which that Rental Adjustment Period commenced.

1.57 Rental Period shall mean the period from and including any Rent Date to and including the day preceding the next Rent Date.

1.58 Security Assignment shall mean an assignment or pledge in favor of the Head Lessor or the Bank of the benefit of all or any part of Lessor's rights hereunder.

1.59 Security Interest shall mean any mortgage, charge, pledge, lien, assignment, hypothecation, right of set-off or any agreement or arrangement having the effect of creating a security interest.

1.60        State of Incorporation shall mean the State of Delaware.

1.61        State of Registration shall mean United States of America.

1.62 Stock Option Agreement shall mean the Stock Option Agreement dated as of October 1, 1993 among Lessee and FAUSA and any other party listed thereon.

1.63 Supplemental Rent shall mean Agreed Value and any other amount which by the terms of this Agreement is payable by Lessee to Lessor other than Rent and the Reserve Rate.

1.64 Support Services Agreement shall mean the Aircraft Support Services Agreement No. ASSAF-ll0 between FAUSA and Lessee.

1.65 Taxes shall mean any and all present and future sales, use, property, customs, value-added, turnover, stamp, interest equalization, income, gross or net receipts, franchise, excise, net worth, capital or other taxes, fees, withholdings, imposts, duties, levies, or other charges of any nature, together with any penalties, fines, or interest thereon, imposed, levied, or assessed by, or otherwise payable to, any Governmental Entity and "Tax" shall be construed accordingly.

1.66 Tax Indemnitee shall mean each of the Lessor, Beneficiary, and the Head Lessor, including any of their respective successors and assigns.

1.67        Term shall bear the meaning ascribed to it in Article 3.4.

1.68 Trust Agreement shall mean the Trust Agreement dated as of November 1, 1993 between the Beneficiary and the Lessor in its individual capacity, as the same may be amended from time to time.

1.69        Trust Estate shall mean the "Trust Estate" as defined in the Trust
            Agreement.

1.70 Voting Trust Agreement shall mean the Voting Trust Agreement dated as of November 1, 1993 between the Beneficiary and the Voting Trustee, as the same may be amended from time to time.

1.71 Voting Trustee shall mean First Security Bank of Idaho, N.A., a national banking association, and its permitted successors and assigns.

1.72        The terms:

            Agreed Value,
            Assumed Rent,
            Deposit,
            Enumerated Financial Milestones
            Escalated Rent,
            Rent,
            Reserve Rate,

            shall have the meanings and values set forth in Appendix B.

1.73        References in this Agreement to:

            (a) Articles or Appendices are, unless otherwise specified, references to Articles of, and Appendices to, this Agreement and references to this Agreement include its Appendices;

            (b) any statute or other legislative provision shall be read to include any statutory or legislative modification or re-enactment thereof, or any substitution therefor;

            (c) the Aircraft include any Part of the Aircraft, and, where the context so admits, any of the Aircraft Documents and references to any part of the Aircraft include any part of any Engine;

            (d) the word "person" or "persons" or to words importing persons include, without limitation, individuals, firms, partnerships, joint ventures, trusts, Government Entities, organizations, associations, corporations, government agencies, committees, departments, authorities and other bodies, corporate or incorporate, whether having distinct legal personality or not, or any member of any of the same;

            (e) words importing the plural include the singular and vice versa;

            (f) any agreement or instrument include such agreement or instrument as it may from time to time be amended or supplemented; and

            (g)   headings in this Agreement are for ease of reference only.

2.    AGREEMENT TO LEASE

2.1 Lessor will lease the Aircraft to Lessee and Lessee will take the Aircraft on lease from Lessor in "As Is" condition in accordance with the terms and conditions of this Agreement.

2.2 Lessor's obligation to deliver the Aircraft on the Delivery Date to Lessee shall be subject to:

            (i) the receipt by Lessor from Lessee on or prior to the Expected Delivery Date of the following, all of which shall be in the English language and be satisfactory in form and substance to
                  Lessor:

                  (a) a final non-appealable order of the Bankruptcy Court in the form set forth in Appendix K confirming the Plan of Reorganization submitted to the Bankruptcy Court;

                  (b) copies of Lessee's certificate of incorporation and/or memorandum and articles of association and/or by-laws and/or other constitutional documents, certified to be true and up to date copies by a duly authorized officer of Lessee;

                  (c) copies of resolutions of Lessee's board of directors authorizing Lessee to enter into and perform this Agreement, the other Operative Documents and the transactions contemplated hereby, certified to be true and in full force and effect by a duly authorized officer of Lessee;

                  (d) evidence that each approval, license and consent which may be required in relation to, or in connection with the performance by Lessee of any of its obligations hereunder and the other Operative Documents has been granted by or obtained from the applicable Government Entity in the State of Registration;

                  (e) copies of Lessee's air transport license, certificate of public convenience and necessity, and any other air operator certificates and other licenses, certificates and permits required by a Governmental Authority enabling Lessee to operate as an air carrier, certified to be true copies and to be in full force and effect by a duly authorized officer of Lessee;

                  (f) evidence of appointment of Lessee's agent for service of process in the State of New York;

                  (g)   [intentionally omitted];

                  (h)   the consent referred to in Article 15.5;

                  (i) a power of attorney in the form of Appendix J authorizing Lessor and/or the Head Lessor/and/or the Bank to take action at the Air Authority and a certified resolution authorizing same;

                  (j)   such other documents as Lessor may reasonably request;

            (ii) the receipt by Lessor from Lessee on or before the Delivery Date of:

                  (a) opinions satisfactory in form and substance to Lessor of independent counsel practicing in the State of Registration as instructed by Lessee, addressing the matters referred to in the form set out in Appendix G and dated the Delivery Date;

                  (b)   all sums due to Lessor pursuant to this Agreement;

                  (c) a certificate of insurance in the form of Appendix H, a broker's letter of undertaking in the form of Appendix I, certificates of reinsurance if required by Lessor and other evidence satisfactory to Lessor that Lessee is taking the required steps to ensure due compliance with the provisions of this Agreement as to Insurances with effect on and after the Delivery Date;

                  (d) evidence that the representations and warranties of Lessee set forth in Article 13.4 are true and correct;

            (iii) Lessor having approved the Maintenance Program under which it is proposed that the Aircraft will be maintained (which approval shall be granted or withheld at Lessor's sole discretion);

            (iv) Lessor being satisfied that adequate arrangements have been made for the issue, forthwith following delivery of the Aircraft, of the acknowledgments referred to in Article 12.3 in the event that a Head Lessor and/or a Bank has been identified;

            (v) evidence (including satisfactory opinions of Crowe & Dunlevy, special Air Authority aviation counsel, as to Air Authority registration and recordation matters) that on the Delivery Date the Aircraft has been validly registered under the laws of the State of Registration and that all filings, registrations, recordings and other actions have been or will be undertaken which are necessary or advisable to ensure the validity, effectiveness and enforceability of this Agreement and to protect the property rights of Lessor and Head Lessor in the Aircraft or any Part and any Security Interest of the Bank therein;

            (vi) Lessor being satisfied that no default shall have occurred under any Other Aircraft Agreement or any other agreement between Lessor or FAUSA and Lessee;

            (vii) each of the Operative Documents shall have been duly authorized, executed and delivered by Lessee, shall be satisfactory in form and substance to Lessor, and shall be in full force and effect; and

            (viii) Lessor obtaining an export license for delivery of the
                  Aircraft for export to the Lessee on or before the Delivery Date if so required by the Laws of The Netherlands.

2.3 The conditions specified in Article 2.2 are inserted for the sole benefit of Lessor and may be waived or deferred in whole or in part and with or without conditions by Lessor. If any of the said conditions are outstanding on the Delivery Date and Lessor (in its absolute discretion) nonetheless agrees to deliver the Aircraft to Lessee, Lessee shall ensure that such outstanding conditions are fulfilled within fifteen (15) days after the Delivery Date and Lessor shall be entitled to treat the failure of Lessee to perform such outstanding conditions as an Event of Default.

2.4 The obligation of Lessee to accept delivery of the Aircraft from Lessor is subject to the satisfaction of the following conditions precedent on or before the Delivery Date:

                  (i) each of the Operative Documents to which Lessor or FAUSA is a party shall have been duly authorized, executed and delivered by Lessor or FAUSA and shall be in full force and effect, and executed counterparts shall have been delivered to Lessee;

                  (ii) Lessee shall have received the following:

                        a. an incumbency certificate of each of Lessor and FAUSA as to the persons authorized to execute and deliver the Operative Documents to which each is a party and each other document to be executed on behalf of Lessor and FAUSA in connection with the transactions contemplated by the Operative Documents, including the signatures of such persons; and

                        b. such other documents and evidence with respect to Lessor and FAUSA and the transactions contemplated by the Operative Documents as Lessee may reasonably request in order to establish the consummation of the transactions contemplated by the Operative Documents to be performed by Lessor and FAUSA, the taking of all corporate proceedings in connection with such transactions and compliance with the conditions set forth herein;

                  (iii) on the Delivery Date, the representations and warranties of Lessor contained in Article 13.6 shall be true and accurate as though made on and as of such date;

                  (iv) Lessee shall have received the favorable opinion,
            addressed to it and reasonably satisfactory in form and substance to it, from Crowe & Dunlevy, special Air Authority aviation counsel;

                  (v) the Aircraft shall meet the delivery conditions specified in Article 3.6; and

                  (vi) Lessor submitting an export license for Delivery of the
            Aircraft for export to the Lessee on or before the Delivery Date if so required by the Law of The Netherlands.

3.    TERM; DELIVERY; ACCEPTANCE; DELAY

3.1 Subject to Article 3.2 and 3.3, Lessor shall deliver and Lessee shall accept the Aircraft and the delivery thereof on the Expected Delivery Date.

3.2 Lessor may delay the delivery of, or fail to deliver the Aircraft for reasons of Force Majeure. Lessor shall not be responsible for any losses, or any loss of profit, arising from any such failure or delay and Lessee shall not be entitled on the grounds of such delay to terminate this Agreement or reject the Aircraft when tendered for delivery by Lessor, subject always to Article 3.3. In the event of any such delay and subject to Article 3.3, Lessor shall be entitled to specify from time to time such date as shall then become the "Expected Delivery Date" for the purpose of this Agreement.

3.3.1 If for any reason the Aircraft has not been delivered by Lessor by the date falling three (3) months after the original Expected Delivery Date, either party may terminate this Agreement. Upon any such termination by Lessee, unless the Aircraft has not been delivered by Lessor due to Lessee's fault, Lessor shall return the Deposit to Lessee. Otherwise, Lessor shall retain the Deposit.

3.3.2 If the Aircraft has not been delivered by Lessor by the date falling one (1) month after the Expected Delivery Date (or any day thereafter) due to any failure of Lessee to meet the conditions specified in Article 2.2 (other than clauses (iv) and (v) in Article 2.2), Lessor may terminate this Agreement and retain the Deposit.

3.4 The term of the lease shall commence on the Delivery Date and shall continue until the Expiry Date unless earlier terminated or extended as herein provided (such period being herein referred to as the "Term").

3.5 The Aircraft shall be delivered to and accepted by Lessee at the Delivery Location or such other location as is mutually acceptable to the parties.

            It shall be the responsibility of Lessee to obtain at its expense any and all licenses, permits and approvals under the Law of The Netherlands or the Air Authority which may be necessary to ferry the Aircraft from the Netherlands (the "Ferry Permits"). Prior to or on the Delivery Date, Lessor shall furnish to Lessee such evidence as may be reasonably requested by Lessee of the obtaining of any export license insofar as it may be required by the Law of The Netherlands and such data and information as may be reasonably requested by Lessee in order to obtain the Ferry Permits.

            Notwithstanding the foregoing, Lessor shall, as agent for Lessee, apply for the Ferry Permits and approvals, provided, however, that Lessor shall have no responsibility for any failure to or delay in obtaining the Ferry Permits. Acceptance by Lessee of the Aircraft by execution and delivery of the Certificate of Acceptance shall be deemed to be evidence that Lessor has performed all its obligations under this Article 3.5.

3.6 Prior to the Expected Delivery Date, Lessee shall be given an opportunity to inspect the Aircraft at the Delivery Location. Lessee's right of inspection shall include the right to participate in the acceptance flight provided by Fokker for the purpose of demonstrating that the Aircraft is in good operating condition in a one to two hour acceptance flight in accordance with the Manufacturer's Customer Inspection Program and to verify that it generally accords with the description set forth in Appendix A. Lessee may assign a maximum of two (2) representatives to participate in the acceptance flight test as observers. In the event that Lessee discovers and records any defect and/or non-conformity with said description during any such inspection and/or during such acceptance flight test, Lessor shall procure that such defect and/or non-conformity is corrected as promptly as possible.

3.7 Lessee shall indemnify and hold harmless the Indemnitees from and against any and all liabilities, damages, losses (including costs and expenses incident thereto) arising by reason of death of or injury to any such observer or any employee of Lessee, arising out of, or in any way connected with the acceptance flight test and inspection of the Aircraft upon delivery and redelivery of the Aircraft.

3.8 Lessee shall indicate and confirm its acceptance of the Aircraft by the execution and delivery to Lessor of the Certificate of Acceptance.

4.    REGISTRATION AND TITLE

4.1 It shall be the responsibility of Lessee, at its expense, to effect and maintain registration of the Aircraft in the name of Lessor or Head Lessor, as the case may be, under the Laws of the State of Registration during the Term, such registration to reflect the interests of Lessor or Head Lessor as the case may be, and to obtain and maintain all licenses, permits and approvals, including, without limitation, a certificate of airworthiness from the Air Authority, as may be requisite in connection with operation of the Aircraft under this Agreement.

4.2 Lessee shall at its own expense and responsibility cause this Agreement to be kept, filed and recorded at all times during the Term, in such office or offices for the registration of the Aircraft in the State of Registration and in such other offices (in the United States but not in any jurisdiction outside of the United States unless directly required due to Lessee's operation) as may be necessary, to protect Lessor's,

            Head Lessor's and the Bank's rights in any state in which the Aircraft may operate including the State of Registration of the Aircraft and the State of Incorporation or as Lessor may reasonably request to protect and preserve Lessor's, Head Lessor's and the Bank's rights hereunder, and shall on request furnish to Lessor an opinion of counsel or other evidence satisfactory to Lessor of such filing and recording.

4.3 Title to and ownership of the Aircraft as between Lessor, Head Lessor and Lessee shall at all times remain in Lessor or Head Lessor, as the case may be, and Lessee shall have no right, title or interest in or to the Aircraft or any part thereof except as expressly provided by this Agreement. Lessee shall identify and specify the interest of Lessor, Head Lessor and the Bank and shall affix or keep affixed (i) in a reasonably prominent position on the flight-deck of the Aircraft and on each Engine a metal name plate (having dimensions of not less than 10 cm x 7 cm) bearing the inscription (in fireproof and legible characters) stating:

                              "NOTICE OF OWNERSHIP

            THIS AIRCRAFT/ENGINE IS OWNED BY [__________________] AND
               IS SUBJECT TO A FIRST PRIORITY MORTGAGE IN FAVOR OF
                               [________________]"

            The proper completion of the metal name plate shall be advised by Lessor at its earliest convenience. Lessee shall not remove or deface evidence of ownership of the Aircraft and shall not do or permit to be done or omitted any act or thing which would jeopardize the rights of Lessor, Head Lessor or the Bank in the Aircraft. Lessee will on all occasions when the ownership of the Aircraft or any Part is relevant make clear to third parties that title to the same is held by Lessor, Head Lessor or the Bank as the case may be.

4.4 Lessee acknowledges that the Aircraft may from time to time be owned by Head Lessor or the Bank and/or be subject to the Mortgage, which shall be a first priority mortgage, and to the Security Assignment, in favor of Head Lessor or the Bank. Lessee undertakes to Lessor (both for itself and as agent for each of Head Lessor and the Bank) at Lessee's expense (except for the expense of assignments pursuant to Article 12 after the first refinancing and first assignment described in Article 8.2(a)(ii)) to, from time to time, cause this

            Agreement, the Mortgage, the Security Assignment and such other documents as may be necessary or advisable to give effect to the transactions contemplated hereby or thereby, to be kept, recorded or filed in such office or offices in the State of Incorporation and in the State of Registration as may be necessary or advisable to protect and perfect the interests of Lessor, Head Lessor and the Bank in the Aircraft, this Agreement, the Mortgage and the Security Assignment, and to do, from time to time, all other things which the Bank, Head Lessor and/or Lessor may reasonably require in order to protect and perfect their rights.

5.    POSSESSION AND USE

5.1 Lessee shall not transfer possession of the Aircraft, the Engines or any Part to any person or any legal entity or remove any Engine or Part from the Airframe other than in accordance with the provisions of this Article 5 or of Article 12.1; provided, however, that so long as no Default shall have occurred and be continuing, Lessee may, without the prior written consent of Lessor deliver possession of the Aircraft, the Engines or Parts to the manufacturer thereof for testing or other similar purposes, or to an Authorized Maintenance Performer for service, repair, maintenance or overhaul work on the Aircraft, the Engines or Parts, or for alterations, modifications, or additions thereto, to the extent required or permitted by the terms of Article 7.3.

5.1.1 Lessee will ensure that no Engine or Part installed on the Aircraft is at any time removed from the Aircraft other than:

            (a)   if replaced as expressly permitted by this Agreement; or

            (b) if the removal is of an obsolete item and is in accordance with the Approved Maintenance Program; or

            (c)   (i)   during the course of maintaining, servicing, repairing,
                        overhauling or testing that Engine or Part or the Aircraft, as the case may be; or

                  (ii)  as part of a normal engine or part rotation program; or

                  (iii) for the purpose of making such modification to the
                        Engine or Part, or the Aircraft, as the case may be, as are permitted under this Agreement,

            and then in each case only if it is reinstalled or replaced by an engine or part complying with Article 5.1.2(a) as soon as practicable and in any event no later than the Expiry Date.

5.1.2       (a)   Lessee will ensure that, except as permitted by this
                  Agreement, no engine or part is installed on the Aircraft unless:

                  (i) in the case of an engine, it is an engine of the same model as, or an improved or advanced version of the Engine it replaces, which is in similar or better operating condition, and in the case only of a Casualty Occurrence, has substantially similar hours available until the next scheduled checks, inspections, overhauls and shop visits and has the same or greater value and utility as the replaced Engine;

                  (ii) in the case of a part, it is in as good operating condition, is of similar or a more advanced make and model and is of the same interchangeable modification status as the replaced Part;

                  (iii) in the case of any part, it has become and remains the property of Lessor free from Security Interests and on installation on the Aircraft will without further act be subject to this Agreement and the Mortgage; and

                  (iv) in each case, Lessee has full details as to its source and maintenance records.

            (b) Provided no Default has occurred and is continuing, Lessee shall be entitled to install any engine or part on the Aircraft by way of replacement notwithstanding Article 5.1.2(a) if:

                  (i) there is not available to Lessee at the time and in the place that engine or part is required to be installed on the Aircraft, a replacement engine or, as the case may be, part complying with the requirements of Article 5.1.2(a); and

                  (ii) it would result in an unreasonable disruption of the operation of the Aircraft and/or the business of Lessee to ground the Aircraft until an engine or part, as the case may be, complying with Article 5.1.2(a) becomes available for installation on the Aircraft; and

                  (iii) as soon as reasonably practicable after installation of the same on the Aircraft, Lessee removes any such engine or part and replaces it with the Engine or Part replaced by it or by an engine or part, as the case may be, complying with Article 5.1.2(a).

5.1.3       Lessee will:

            (a) ensure that any Engine or Part which is not installed on the Aircraft (or any other aircraft as permitted by this Agreement) is, except as expressly permitted by this Agreement, properly and safely stored, and kept free from Security Interests;

            (b) from time to time on request, notify Lessor in writing as to the location of any engine and on request shall use its reasonable efforts to procure that any person to whom possession of an Engine is given acknowledges in writing to Lessor, in terms satisfactory to Lessor, that it will respect the interest of the Bank as mortgagee and Lessor (or, as the case may be, Head Lessor) as owner and lessor of the Engine and will not seek to exercise any rights whatsoever in relation to it;

            (c) (notwithstanding the foregoing provisions of this Article 5.1.3), be permitted, if no Default has occurred and is continuing, to install any Engine or Part on an aircraft, or in the case of a Part, on an engine:

                  (i) owned and operated by Lessee free from Security Interests; or

                  (ii) leased or hired to Lessee pursuant to a lease or conditional sale agreement on a long-term basis and on terms whereby Lessee has full operational control of that aircraft or engine; or

                  (iii) acquired by Lessee and/or financed or refinanced, and operated by Lessee, on terms that ownership of that aircraft or engine, as the case may be, pursuant to a lease or conditional sale agreement, or a Security Interest therein, is vested in or held by any other person;

                  provided that in the case of (ii) and (iii):

            (1) the terms of any such lease, conditional sale agreement or Security Interest will not have the effect of prejudicing the interests of the Bank as mortgagee or Lessor (or, as the case may be, Head Lessor) as owner and lessor of that Engine or Part; and

            (2) the lessor under such lease, the seller under such conditional sale agreement or the holder of such Security Interest, as the case may be, has confirmed and acknowledged in writing to Lessor, in form and substance satisfactory to Lessor, that it will respect the interest of Lessor (or, as the case may be, Head Lessor) as owner and lessor and the Bank as mortgagee of that Engine or Part and that it will not seek to exercise any rights whatsoever in relation thereto; and, to the extent such an acknowledgment has been given, Lessor hereby agrees, for the benefit of the lessor, the seller, or secured party, as the case may be, of any engine or part (other than an Engine or a Part) leased to Lessee or owned by Lessee subject to a conditional sale or other security agreement, that Lessor will not acquire or claim, as against such lessor, seller or secured party, any right, title or interest in any engine or engines owned by the lessor under such lease or subject to a security interest in favor of the seller or secured party under such conditional sale or other security agreement as the result of such engine or engines being installed on the Airframe at any time while such engine or engines are subject to such lease or conditional sale or other security agreement.

5.1.4 Lessee will not enter into nor permit any pooling agreement or arrangement in respect of an Engine or Part without the prior written consent of Lessor, which shall not be unreasonably withheld.

5.2 Lessee shall use the Aircraft solely in commercial or other operations for which Lessee is duly authorized by the Laws of the State of Registration and/or any jurisdiction to whose Laws Lessee's operation of the Aircraft is subject and shall not use or permit the Aircraft to be used for any purpose for which the Aircraft is not designed or reasonably suitable.

            Lessee shall not use the Aircraft for the carriage of (i) whole animals living or dead except in the cargo compartments according to the United States Department of Transportation ("DOT") (or for international flights, International Civil Aviation Organization ("ICAO")) regulations, and except domestic pet animals carried in a suitable container to prevent the escape of any liquid and to ensure the welfare of the animal; (ii) acids, toxic chemicals, other corrosive materials, explosives, nuclear fuels, wastes, or any nuclear assemblies or components, except as permitted for passenger aircraft under the "Restriction of Goods" schedule issued by the DOT (or for international flights, ICAO) from time to time and provided that all the requirements for packaging or otherwise contained therein are fulfilled; or (iii) any other goods, materials or items of cargo which could reasonably be expected to cause damage to the Aircraft and which would not be adequately covered by the insurance required by or obtained pursuant to Article 11.

5.3 Lessee shall not permit the Aircraft to be maintained, used, or operated in violation of any Law of any Government Entity having jurisdiction, or contrary to any manufacturer's operating manuals and instructions, or in violation of any airworthiness certificate, license or registration relating to the Aircraft issued by any such Government Entity. In the event that such Laws require alteration of the Aircraft, Lessee shall conform therewith at its own expense and shall maintain the same in proper condition for operation under such Laws. Lessee agrees not to operate the Aircraft or to permit or suffer the Aircraft to be operated (i) contrary to applicable Law, and/or (ii) within or into any geographic area unless the Aircraft is covered by insurance as required by the provisions of Article 11 or insurance or an indemnity in lieu of such insurance from the United States government against the risks and in the amounts required by Article 11 covering such area, and/or (iii) contrary to the terms of such insurance as required by the provisions of Article 11.

5.4 Throughout the Term and until re-delivery of the Aircraft to Lessor in accordance with the provisions of this Agreement, the Aircraft and every part thereof shall be in every respect at the sole risk of Lessee, who shall bear all risks of loss, theft, damage or destruction to the Aircraft from any cause whatsoever. Lessor shall not be liable for any liability, claim, loss, damage or expense of any kind or nature caused directly or indirectly by the Aircraft or any part thereof by any inadequacy thereof for any purpose or any deficiency or defect therein, by the use or performance thereof, by any repairs or servicing thereto or any delay in providing or failure to provide any thereof, by any interruption or loss of service or use thereof, or by any loss of business or other consequential damage or any damage whatsoever and howsoever caused prior to re-delivery of the Aircraft to Lessor.

5.5 Lessee shall ensure that such crew and engineers as are employed by it in connection with the operation and maintenance of the Aircraft shall have such qualifications and hold such licenses as are required by the Air Authority and by all applicable Laws and regulations.

6.    CHARGES, METHOD OF PAYMENT AND FINANCIAL INFORMATION

6.1 Lessee shall punctually pay to Lessor, when due, the Rent, Reserve Rate and Supplemental Rent expressed to be payable by the Lessee to the Lessor hereunder including the monies specified and calculated in accordance with the provisions of Appendix D at the time and in the manner therein specified, and shall punctually and duly observe and perform Lessee's obligations under the said Appendix D which forms an integral part of this Agreement. The time stipulated in this Agreement for all payments payable by Lessee to Lessor and for the performance of Lessee's other obligations under this Agreement shall be of the essence of this Agreement.

6.2 Lessee shall not be entitled to any abatement, compensation, reduction or set-off against any installment of Rent, the Reserve Rate or Supplemental Rent, including but not limited to, abatements, compensations, reductions or set offs, by reason of any past, present or future claims of Lessee against Lessor or any other person under this Agreement or otherwise.

6.3 Lessee's obligation to pay Rent and make other payments in accordance with this Agreement, until Lessee shall have redelivered the Aircraft to Lessor in accordance with Article 16 and shall have complied with its other obligations hereunder, shall be absolute and unconditional irrespective of any contingency whatsoever including (but not limited to) (i) any right of set-off, counterclaim, recoupment, defence or other right which either party may have against the other, (ii) any unavailability of the Aircraft for any reason, including, but not limited to, any defect in the airworthiness, merchantability, fitness for any purpose, condition, design, or operation of any kind or nature of the Aircraft, or the ineligibility of the Aircraft for any particular use or trade, or for registration or documentation under the laws of any relevant jurisdiction, or (save as herein provided) any Casualty Occurrence in respect of or any damage to the Aircraft, (iii) any insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceedings by or against Lessor or Lessee, (iv) any invalidity or unenforceability or lack of due authorization of, or other defect in this Agreement, (v) any failure of Lessee to obtain any required license, certificate, authorization or other approval of any Governmental Entity having jurisdiction over the operation by Lessee of the Aircraft or the operation by Lessee in any airport and (vi) any other cause which, but for this provision, would or might have the effect of terminating, frustrating or in any way affecting any obligation of Lessee hereunder, it being the declared intention of the parties that the provisions of this Article and the obligations of Lessee to pay the Rent, the Reserve Rate and Supplemental Rent provided for by this Agreement shall survive any frustration and that, save as expressly provided in this Agreement, no monies payable hereunder by Lessee to Lessor shall in any event or circumstance be repayable to Lessee.

6.4         Lessee agrees to furnish Lessor during the Term:

            (i) any financial reports or projections supplied to the Equity Investors;

            (ii) upon Lessor requesting the same a quarterly unaudited balance sheet of Lessee prepared by it as of the close of the most recent previous financial quarter, together with the related profit and loss statement for such period;

            (iii) within ninety (90) days after the close of each financial year of Lessee, an audited balance sheet and profit and loss statement as of the close of such financial year;

            (iv) from time to time such other information as Lessor may reasonably request, including, without limitation, information in respect of the Equity Commitment and any other agreements relating to the Equity Investors; and

            (v) copies of all notices sent by Lessee to its shareholders or creditors as a group in their respective capacities as such relating to major business or financial developments of Lessee.

7.    MAINTENANCE

7.1         Lessee, during the Term, at its own cost and expense shall:

            (a) service, repair, maintain, overhaul, test, or cause the same to be done to the Aircraft in accordance with the Approved Maintenance Program so as to keep the Aircraft in as good operating condition as when delivered to Lessee on the Delivery Date, ordinary wear and tear excepted, and such operating condition as may be necessary to enable the airworthiness certificate of the Aircraft to be maintained in good standing at all times under applicable Law, and Lessee shall at all times maintain current certificates of airworthiness and Air Authority required records of maintenance in respect of the Aircraft and produce copies thereof to Lessor upon request;

            (b) maintain in the English language all Aircraft Documents, records, logs, and other materials required by applicable Laws and best airline practice to be maintained in respect of the Aircraft including engine trend monitoring data;

            (c) perform, or cause to be performed, all airworthiness directives and mandatory notes and mandatory bulletins affecting the Aircraft having a compliance date during the Term and issued by (a) the Air Authority and/or (b) Fokker or any other manufacturer of any part of the Aircraft (except that, in the event of a conflict, those required by the Air Authority shall prevail);

            (d) maintain the Aircraft in conformity with Air Authority Regulations and such other rules and regulations of the Air Authority as may from time to time be applicable to passenger category airline aircraft;

            (e) provide Lessor by telex or fax message with a monthly summation (which may utilize Air Authority forms) of Flight Hours and Cycles accumulated on the Airframe, Engines, A.P.U. and Landing Gear and details of all modifications and material component changes within five (5) days after the end of each month.

            Such maintenance shall be performed by Lessee or by the Authorized Maintenance Performer identified in Appendix B or such other person as Lessor may from time to time approve in writing (such approval not to be unreasonably withheld) which person shall thereupon become an Authorized Maintenance Performer for the purposes of this Agreement.

7.2 Except as otherwise provided herein, Lessee, at its own cost and expense, shall promptly replace all Engines or Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair, or unserviceable with an engine or part meeting the requirements of Article 5.1.2.(a).

7.3         (a)   Save as expressly herein provided the Aircraft shall not be modified, altered, converted or added to (each such action in relation to the Aircraft being herein referred to as an "Equipment Change"), provided that Lessee may, at its own expense and subject to the prior written approval of Lessor
                  (such approval not to be unreasonably withheld), make such Equipment Changes to the Aircraft as Lessee may deem desirable in the proper conduct of its business, provided that no such Equipment Change diminishes the value, utility, condition or airworthiness of the

                  Aircraft below the value, utility, condition and airworthiness thereof immediately prior to such Equipment Change, assuming the Aircraft was then in the condition required to be maintained by the provisions of this Agreement.

            (b) Title to all Parts incorporated or installed in or attached or added to the Aircraft as the result of such Equipment Change shall, without further act, vest in Lessor free and clear of all liens, charges and encumbrances. Lessee shall at its own expense take all such steps and execute, and procure the execution of, all such instruments as Lessor may require and which are necessary to ensure that title to any such replacement Part as aforesaid passes to Lessor according to the Governing Law and the lex situs, provided, however, that so long as a Default shall not have occurred and be continuing, at any time during the Term, Lessee may remove any such Part if (i) such Part is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to the Aircraft at the time of the delivery thereof hereunder, (ii) such Part is not required to be incorporated or installed in or attached or added to the Aircraft pursuant to the provisions of Article
                  5.1 and (iii) such Part can be removed from the Aircraft without diminishing or impairing the value, utility or airworthiness which the Aircraft would have had at such time, had such Equipment Change not occurred.

            (c) Upon the removal by Lessee of any such Part as above provided, title thereto shall, without further act, vest in Lessee and such Part shall no longer be deemed a part of the Aircraft. Any Part not removed by Lessee as above provided prior to the return of the Aircraft to Lessor hereunder shall remain the property of Lessor (save as the parties may otherwise agree in writing) provided that Lessor may require Lessee, prior to the end of the Term, to remove any Parts incorporated or installed in the Aircraft as a result of an Equipment Change and to restore the Aircraft to its condition prior to an Equipment Change.

7.4.1 Upon submission by Lessee to Lessor of invoices or receipts reasonably satisfactory to Lessor evidencing the performance in accordance with the provisions of this Agreement by or at the direction of Lessee of:

            (a) with respect to the Airframe, the accomplishment of those items of maintenance characterized as scheduled airframe heavy maintenance as defined in the Approved Maintenance Program for 12,000 hours and 24,000 hours inspections or any equivalent thereof with more or less hours ("Airframe Maintenance"), or

            (b) with respect to any Engine, the performance of all scheduled shop visit engine maintenance and repair, other than (i) repairs arising as a result of foreign object damage or operational mishandling and/or (ii) maintenance and repair of QEC (Quick Engine Change) kits ("Engine Maintenance"), or

            (c) with respect to any nose or main landing gear ("Landing Gear"), the performance of all scheduled shop visit nose and main landing gear maintenance and repair, other than repairs arising as a result of foreign object damage or operational mishandling ("Landing Gear Maintenance"), or

            (d) the Auxiliary Power Unit ("A.P.U.") the performance of all off Aircraft shop A.P.U. maintenance and repair, other than repairs arising as a result of foreign object damage or operational mishandling ("A.P.U. Maintenance"),

            Lessor shall, subject to Article 3.5 of Appendix D and provided that a Default shall not have occurred and be continuing, release to Lessee, from the relevant Maintenance Fund as defined in paragraph
            3.2 of Appendix D, a sum equal to the aggregate amount evidenced by such invoices or receipts for such relevant maintenance, to the extent there are sufficient sums in the relevant Maintenance Fund at the date of the start of the relevant maintenance. Lessee agrees to use its reasonable efforts to ensure that the relevant invoices or receipts are received by Lessor as promptly as possible after completion of the relevant maintenance. All sums remaining in any Maintenance Fund at the expiration or other termination of this Agreement shall be retained by Lessor, except (i) upon payment in full of Agreed Value and any other amounts due to Lessor or otherwise hereunder after a Casualty Occurrence pursuant to Article 17.2(b), in which case all sums remaining in any Maintenance Fund shall be paid to Lessee and (ii) under the circumstances and to the extent described in Article 3.6 of Appendix D.

7.4.2 Lessor shall be entitled to delay the release or payment of funds from any Maintenance Fund (to the extent related to any disputed amounts) to Lessee provided for by this Article 7 until such time as it shall in its opinion be in a position to determine (which Lessor agrees to use reasonable efforts to do as promptly as possible) the amount to be released or paid, but in any event release all undisputed amounts from the relevant Maintenance Fund (but where insufficient funds are in such maintenance Fund the lesser pro rata portion of such funds which corresponds to the undisputed amount) upon request unless a Default shall have occurred and be continuing.

7.5.1 During the Term, Lessee shall furnish to Lessor such information concerning the location, condition, use and operation of the Aircraft as Lessor may reasonably request. The right of Lessor, or its designated representatives, to inspect the Aircraft during any Major Checks performed by or on behalf of Lessee during the Term, shall be absolute and Lessee shall inform Lessor by providing sixty
            (60) days' written notice as to time and location of all Major Checks. During such Major Checks, Lessee agrees to provide sufficient manpower to allow Lessor, or its authorized representatives, to inspect any area of the Aircraft which Lessor requests to inspect and which would normally be required during such a Major Check, provided that such inspection is to be made only at the time that Lessee opens up such area in accordance with the Approved Maintenance Program.

            Lessee also shall permit any persons designated by Lessor to visit and inspect the Aircraft, its condition, use and operation, and the records maintained in connection therewith.

7.5.2 Lessor shall have the right at any time on reasonable notice to inspect or survey the Aircraft or any part thereof, or instruct a duly authorized surveyor to carry out a survey on its behalf, to ascertain the condition of the Aircraft or any part thereof and satisfy itself that the Aircraft is being properly repaired and maintained in accordance with the terms of this Agreement. The cost of any such inspection or survey shall be borne by Lessor unless an Event of Default has occurred and is continuing.

7.5.3 Lessor shall have no duty to make any such inspection as is referred to in Article 7.5.1 and 7.5.2 and shall not incur any liability or obligation by reason of not making any such inspection. No exercise of such inspection right shall unreasonably interfere with the normal operation or maintenance of the Aircraft.

8.    TAXES, DUTIES AND EXPENSES

8.1 Lessee agrees promptly to pay and indemnify and hold Lessor and Head Lessor harmless against all Taxes (other than Lessor Taxes) levied or imposed against or upon or otherwise payable by any Tax Indemnitee or Lessee and relating to or attributable to Lessee, this Agreement, the Aircraft and/or the importation, exportation, registration, ownership, leasing, sub-leasing, delivery, possession, use, operation, reregistration, repair, maintenance, overhaul, replacement, improvement, modification, alteration, transportation, landing, storage, presence or redelivery of or addition to, the Aircraft or any Engine or any Part thereof or any rent, receipts, insurance proceeds or income arising therefrom, or any sum payable by Lessee to a Tax Indemnitee under this Agreement or any other transactions or activities contemplated by this Agreement. If Lessee is required by any applicable Law or regulation to deliver or furnish any report or return in connection with any such Taxes, Lessee shall complete the same in a manner satisfactory to the relevant Tax Indemnitee and in particular shall state therein that Lessor or Head Lessor, as the case may be, is the owner of the Aircraft and that the Lessee is exclusively responsible for the use and operation of the Aircraft and for any such Taxes and Lessee shall supply a copy of such report or return to the relevant Tax Indemnitee.

            All payments by Lessee hereunder to Lessor shall be free of withholdings of any nature whatsoever (and at the time Lessee is required to make any payment upon which any withholding is required, Lessee shall pay an additional amount such that the net amount actually received by the Lessor will, after such withholding, equal the full amount of the payment then due) and shall be free of expense for collection or other charges. If Lessee shall have paid any additional amount pursuant to the first sentence of this paragraph with respect to Taxes not subject to indemnification pursuant to the provisions of this Section 8.1, the Lessor for whose benefit such Taxes were paid shall reimburse Lessee within 10 Business Days of written demand therefor for the amount of such Taxes so paid by Lessee. For the purpose of Article 1.29 and Article 8, the terms, "Lessor" and "Head Lessor" shall include each group of corporations (and each member thereof) that includes Lessor or Head Lessor and for which consolidated, combined, unitary or other group tax returns are filed.

8.2 Except as otherwise specifically provided herein, Lessee shall pay to Lessor on or after Delivery Date (unless otherwise agreed to be financed by Lessor) upon demand:

            (a) all reasonable expenses paid to third parties (including legal, printing and out-of-pocket expenses) incurred or payable by Lessor (i) in connection with the negotiation, preparation and execution of this Agreement and all related documents, including reasonable out-of-pocket expenses in connection with this Agreement and (ii) in connection with the events referred to in Article 2.7 of Appendix D and (iii) related to any amendment to or extension of, or the granting of any waiver or consent under, this Agreement;

            (b) all reasonable expenses paid to third parties (including legal fees and disbursements but excluding surveyor costs) payable or incurred by Lessor in connection with, the enforcement of or preservation of any rights of Lessor under this Agreement or otherwise in respect of moneys owing under this Agreement by Lessee or in respect of any breach of Lessee of any representation, warranty, covenant or undertaking herein contained; and

            (c) the ongoing annual fees and reasonable out-of-pocket expenses related to this Agreement of the Owner Trustee and the Voting Trustee.

8.3 Lessee shall pay all stamp, documentary, registration or other like duties or taxes (including any such duties or taxes payable by a Tax Indemnitee but excluding all Lessor Taxes) imposed on or in connection with this Agreement and shall indemnify that Tax

            Indemnitee against any liability arising by reason of any delay or omission by Lessee to pay such duties or taxes.

8.4 If and to the extent that any sum (the "indemnity sum") constituting (directly or indirectly) an indemnity to one or more Tax Indemnitees paid by Lessee to any person other than that Tax Indemnitee shall be treated as taxable in the hands of the relevant Tax Indemnitee, Lessee shall pay to the relevant Tax Indemnitee a sum as (after taking into account any taxation suffered by the relevant Tax Indemnitee on the indemnity sum) shall reimburse the relevant Tax Indemnitee for the net amount of any Taxes suffered by them in respect of the indemnity sum (after taking into account any current tax savings or other benefits to the relevant Tax Indemnitee resulting from the payment or accrual of the indemnified expense).

8.5 If and to the extent that any sums payable to a Tax Indemnitee by Lessee under this Agreement by way of indemnity are insufficient, by reason of any Taxes payable in respect of those sums, for that Tax Indemnitee to discharge the corresponding liability to the relevant third party (including any taxation authority), or to reimburse that Tax Indemnitee for the cost incurred by it to a third party (including any taxation authority), Lessee will pay to that Tax Indemnitee such sum as will after the tax liability has been fully satisfied leave that Tax Indemnitee with the same net amount (after taking into account any current tax savings or other benefits to the that Tax Indemnitee resulting from the payment or accrual of the indemnified expense) as it would have been entitled to receive in the absence of that liability. For the purpose of computing the amount of an indemnity payment pursuant to this Article 8.5 and the amount of any payment to Lessee under Article 8, it shall be assumed that the relevant Tax Indemnitee is subject to tax on the amount of each indemnity it receives or accrues under this Agreement and can use any tax savings to offset Taxes at the highest marginal statutory rates of tax applicable to that Tax Indemnitee (as certified to Lessee by an officer of that Tax Indemnitee) at the time such indemnity or tax savings is received or accrued.

8.6 If, as a result of any indemnity paid by Lessee or any event giving rise to an indemnity obligation of Lessee, a Tax Indemnitee at any time realizes any tax savings, refunds or other reductions in taxes not previously taken into account in computing the amount of the indemnity, that Tax Indemnitee shall promptly pay to the Lessee the amount of such tax savings, refunds or other reductions in taxes; provided, however, that no Tax Indemnitee will be required to make any payment to Lessee pursuant to this Article 8.6 so long as a Default shall be continuing or if Lessee shall not have theretofore made all payments due to all Tax Indemnitees under this Agreement, or to the extent that the amount of such payment would exceed the amount of all prior payments by Lessee to the relevant Tax Indemnitee pursuant to this
            Article 8 less the amount of all prior payments by the relevant Tax Indemnitee to Lessee pursuant to this Article 8.6. The relevant Tax Indemnitee shall estimate the amount of such tax savings, refunds and other reductions in Taxes and shall use reasonable efforts to take such actions in filing its tax returns and in dealing with taxing authorities to seek and claim each such tax savings, refund and other reduction in Taxes, but shall not be obligated to take any such action that it determines in its sole discretion to involve the imposition or risk of any material unindemnified cost or expense, and in no event will any person have any right to inspect the books, records, tax returns or other documents of any Tax Indemnitee, and the positions to be taken by any Tax Indemnitee on or with respect to its tax returns and in any tax proceedings shall be within their sole control.

8.7 Lessee's, and each Tax Indemnitee's obligations under this Article 8 shall continue in full force and effect, notwithstanding the expiration or earlier termination of the Term hereunder.

8.8 If Lessee disputes the payment of any Taxes payable by a Tax Indemnitee for which Lessee is responsible under this Agreement, that Tax Indemnitee will take such action as Lessee may reasonably request at Lessee's expense to contest that payment but that Tax Indemnitee will not be obliged to take any such action:

            (a) which that Tax Indemnitee considers in good faith may result in the imposition or risks of any material liability cost, or expense for which that Tax Indemnitee is not indemnified to its satisfaction; or

            (b) which that Tax Indemnitee considers not to have a reasonable prospect of success; or

            (c) for which Lessee has not made adequate provision to the satisfaction of that Tax Indemnitee in respect of the expense concerned.

8.9 Lessor covenants and agrees to deliver to Lessee, (a) within 30 days of the signing of this Agreement (but in all events prior to the date of the first payment of Rent to Lessor under this Agreement) and within 30 days prior to January 1, 1996 and each January 1 falling every three years thereafter (or at such other date as prescribed by United States Treasury Regulations) as long as this Agreement has not been terminated, two accurate and complete original copies of Internal Revenue Service Form 1001 (or any successor form), dated the date hereof or January 1, 1996 (or such subsequent January 1 or other date) signed by Beneficiary, as appropriate, and such other related forms (including any certificate with respect thereto) as Lessee may reasonably request, or (b) within 30 days of the signing of this Agreement (but in all events prior to the date of the first payment of Rent to Lessor under this Agreement) and within 30 days prior to the beginning of each taxable year of Lessor beginning subsequent to the date of this Agreement (or at such other date as prescribed by United States Treasury Regulations), two accurate and complete original copies of Internal Revenue Service Form 4224 (or any successor form), signed by Beneficiary, dated as appropriate, and such other related forms (including any certificate with respect thereto) as Lessee may reasonably request. In addition, Lessor shall deliver to Lessee two accurate and complete original copies of Form 1001 or Form 4224 signed by Beneficiary, at any time that a change in circumstances renders the previous form inaccurate in any material respect. Nothing in this Article 8.9 shall be construed as imposing on the Lessee any obligation whatsoever, including, without limitation, to indemnify Lessor or any other party for U.S. withholding taxes.

9.    LIENS

9.1 Lessee, during the Term, shall not create or suffer to exist any lien, attachment, mortgage or other encumbrance upon or against the Aircraft, or any of its rights under this Agreement, other than the Mortgage, the Security Assignment and Permitted Liens. If at any time a lien, attachment, mortgage, or other encumbrance except as permitted above shall be created or suffered to exist by Lessee, or be levied upon the Aircraft or any of its rights under this Agreement, Lessee shall forthwith notify Lessor and cause the same forthwith to be discharged by bond or otherwise. In the event Lessee shall fail to discharge any such lien, attachment, mortgage or other encumbrance, Lessor, Head Lessor or the Bank shall be entitled (but not bound) to discharge the same, in which event Lessee shall pay to Lessor, on demand, the amount paid by Lessor and/or Head Lessor and/or the Bank, together with Lessor's and/or Head Lessor's and/or the Bank's losses, costs and expenses, including reasonable legal fees and expenses.

10.   INDEMNIFICATION

10.1 LESSEE SHALL RELEASE AND DEFEND, HOLD HARMLESS AND INDEMNIFY ANY AND/OR ALL OF THE INDEMNITEES, FROM AND AGAINST ANY AND ALL CLAIMS, PROCEEDINGS, SUITS, JUDGEMENTS, COSTS, EXPENSES, PENALTIES, FINES AND LIABILITIES, DIRECT AND CONSEQUENTIAL DAMAGES AND LOSSES, INCLUDING WITHOUT LIMITATION COSTS AND EXPENSES INCIDENTAL THERETO, OF WHATSOEVER KIND AND NATURE, AND INCLUDING REASONABLE LEGAL FEES AND EXPENSES BUT EXCLUDING ANY TAXES, INDEMNITY FOR WHICH IS ENCOMPASSED SOLELY IN ARTICLE 4.1 AND ARTICLE 8 (EACH A "CLAIM"), WHICH MAY BE SUFFERED BY, ASSERTED AGAINST, CHARGED TO OR RECOVERABLE FROM, DIRECTLY OR INDIRECTLY, ANY AND/OR ALL OF THE
            INDEMNITEES:

            (A) RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE POSSESSION, DELIVERY, PERFORMANCE, MANAGEMENT, OWNERSHIP, REGISTRATION, CONTROL, MAINTENANCE, CONDITION, SERVICE, REPAIR, OVERHAUL, LEASING, USE, OPERATION OR RETURN OF THE AIRCRAFT, ANY ENGINE OR ANY PART, OR THE PERFORMANCE OR NON-PERFORMANCE OF ANY AND/OR ALL OF THE INDEMNITEES OF SERVICES OR DELIVERY OF ANY THINGS IN CONNECTION WITH THE AIRCRAFT DURING THE TERM, OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT, WHETHER OR NOT ARISING IN TORT OR OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF ANY AND/OR ALL OF THE INDEMNITEES; OR

            (B) AS A CONSEQUENCE OF ANY DESIGN, ARTICLE OR MATERIAL IN THE AIRCRAFT, ANY ENGINE OR ANY PART OR ITS OPERATION OR USE CONSTITUTING AN

                  INFRINGEMENT OF PATENT (TO THE EXTENT AND SCOPE AND SUBJECT TO THE LIMITATIONS SET FORTH IN PART C OF EXHIBIT G OF THE SUPPORT SERVICES AGREEMENT), COPYRIGHT, TRADEMARK, DESIGN OR OTHER PROPRIETARY RIGHT OR A BREACH BY LESSEE OF ANY OBLIGATION OF CONFIDENTIALITY OWED TO ANY PERSON;

                  EXCLUDING, HOWEVER, FROM THE FOREGOING ANY SUCH CLAIM TO THE EXTENT THAT SUCH CLAIM RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE OR FROM ANY MISREPRESENTATION BY SUCH INDEMNITEE CONTAINED IN THIS AGREEMENT OR ANY BREACH BY SUCH INDEMNITEE OF ANY COVENANT SET FORTH IN THIS AGREEMENT.

10.2 The indemnities contained in this Article 10 shall continue in full force and effect notwithstanding the expiration or other termination of this Agreement or of the letting of the Aircraft hereunder.

10.3 The indemnities contained in this Article 10 are given to the Lessor for itself and as agent and trustee on behalf of the other Indemnitees

10.4 Notwithstanding anything to the contrary contained herein, Lessee does not release and does not agree to defend, hold harmless or indemnify under this Agreement (and without limiting any obligations or indemnities contained in any other agreement with Lessee) Fokker or any other Indemnitee in its capacity as manufacturer or seller of the Aircraft from or against (i) claims of third parties made directly against Fokker or such Indemnitee, based on its product liability or its status as manufacturer or Seller, or (ii) claims made against Fokker or such Indemnitee based on the warranties or indemnities contained in the Product Assurance Document which is Exhibit G of the Support Services Agreement, or (iii) the matters described in Article 10.1(B).

10.5 If any Indemnitee has knowledge of the occurrence of any Claim, liability or other matter for which it is or may be entitled to be indemnified hereunder, it shall give prompt written notice thereof to the Lessee. Each Indemnitee shall cooperate in good faith with Lessee and supply such information as may reasonably be requested by Lessee to enable Lessee to investigate, defend or contest any Claim, liability or other matter for which Lessee may be required to indemnify an Indemnitee hereunder. In the event that Lessee pays any amount to an Indemnitee pursuant to this Article 10, Lessee shall be subrogated to all rights of the Indemnitee in respect of the Claim, liability or other matter indemnified against giving rise to such payment. Lessee or its insurers shall have the right, unless an Event of Default shall have occurred and be continuing and such matter is not covered by insurance, to investigate or (provided that Lessee or its insurers shall agree not to dispute liability hereunder or under any insurance policies pursuant to which coverage is sought and provided that Lessee shall have consulted with Lessor prior thereto), defend or compromise any Claim, and Lessor shall cooperate with Lessee with respect thereto.

11.   INSURANCE

11.1 On or before the Expected Delivery Date of the Aircraft and throughout the Term, Lessee shall carry and maintain in full force and effect, at its own cost and expense, in such forms, on such conditions and with such insurers and, if requested, reinsurers and through such insurance and, if requested, reinsurance brokers as are satisfactory to Lessor, the following insurances with respect to the Aircraft, Engines and Parts (herein referred to as "the Insurances"):

            (a) All Risks Aircraft Hull insurance of the type usually insured against by commercial airlines engaged in the same or similar business and owning or operating similar aircraft (including Engines and Parts while not installed on the Aircraft and including Extended Coverage Endorsement (Aircraft Hull) AVN5l or equivalent on the Agreed Value. The insurance may be subject to a deductible in respect of losses other than total loss, arranged total loss or constructive total loss of not more than $100,000.00 (Dollars One Hundred Thousand) for each accident.

            (b) If operated outside the United States and Canada, Aircraft Hull War and Allied Perils insurance covering the risks excluded from the All Risks Aircraft Hull insurance specified in paragraph (a) above by the terms of the War, Hi-Jacking and Other Perils Exclusion Clause AVN.48B except paragraph (b) thereof and shall include cover in respect of confiscation, nationalization, seizure, restraint, detention, appropriation for title or use by or under the order of any Government Entity of the State of Registration.

            (c) Comprehensive Airline Liability insurance (including without limitation aircraft Third Party Liability, Passenger and Crew Liability (including Baggage and Personal Effects)), Cargo Liability, Mail Liability, Personal Injury Liability, Contractual Liability, Hangar Keeper's Liability, Aircraft Products Liability and General Third Party Liability of the types usually insured against by commercial airlines engaged in the same or similar business and owning or operating similar aircraft in an amount of not less than $500,000,000.00 (Dollars Five Hundred Million) Combined Single Limit any one occurrence each Aircraft but limited in respect of Personal Injury to the equivalent of $25,000,000.00 (Dollars Twenty Five Million) any one offence and in the aggregate.

                  Such insurance shall include cover in respect of the risks excluded by War, Hi-Jacking and Other Perils Exclusion Clause AVN.49B except paragraph (b) thereof.

                  This insurance may be subject to deductibles in respect of passengers baggage and personal effects of not more than $1,250.00 (Dollars One Thousand Two Hundred Fifty) any one claim and in respect of cargo and mail of not more than $5,000.00 (Dollars Five Thousand) any one claim. Such deductibles shall not apply to claims arising from accidents to the carrying aircraft.

            (d) All Risks insurance on Engines and Parts while any such items are not installed on the Aircraft and in respect of which cover is not provided under the All Risks Aircraft Hull insurance and/or Aircraft Hull War and Allied Perils insurance (respectively specified in paragraphs (a) and (b) above) of the type usually insured against by commercial airlines engaged in the same or similar business and owning or operating similar aircraft for not less than full replacement value. If Engines and Parts are located outside the United States and Canada, such insurance shall include War and Allied Perils to the extent that such insurance is customarily available in the international insurance market for this type of insurance.

                  This insurance may be subject to a deductible of not more than $10,000.00 (Dollars Ten Thousand).

            Lessor's current requirements as at the date of this Agreement as to the Insurances are as specified in this Article and in Appendices H and I. Lessor reserves the right to amend the insurance requirements of this Article 11 to reflect changes in insurance practice.

            If required by the first paragraph of Article 11.1, the Lessee shall procure that the insurers effect reinsurances in the same form and conditions through such reinsurance brokers and with such reinsurers and for such proportions as are satisfactory to Lessor.

11.2 All Insurances to be carried in accordance with Article 11.1 above shall:

            (a) in respect of All Risks Aircraft Hull insurance, Aircraft Hull War and Allied Perils insurance and All Risks insurance on Engines and Parts:

                    (i) name the Lessor, Head Lessor and the Bank and their
                        respective successors and assigns as additional assureds;

                   (ii) provide that all claims in respect of the Aircraft,
                        Engines and Parts shall be payable to Lessor or as it may direct, such payee to be named Loss Payee; provided, that partial loss amounts up to the Partial Loss Amount set forth in Appendix B shall be payable to Lessee unless the insurers have been given notice that a Default has occurred; and

                  (iii) if applicable, provide in respect of Hull All Risks and
                        Hull War and Allied Perils for a 50/50 Claims Settlement Clause in the form of AVS.103;

            (b)   in respect of Comprehensive Airline Liability insurance:

                    (i) name the Lessor, its successors and assigns and its
                        shareholders, subsidiaries,
                        directors, officers, agents, employees and the Indemnitees as additional assureds; and

                  (ii) provide that the insurance shall operate in all respects as if a separate policy had been issued covering each party insured thereunder, but this provision shall not operate to include any claim howsoever arising in respect of loss or damage to the Aircraft, Engines and Parts insured under the All Risks Hull, Hull War and Allied Perils or All Risks insurance of the assured. Notwithstanding the foregoing the total liability of insurers in respect of any and all assureds shall not exceed the limits of liability stated in the policy;

            (c)   in respect of all Insurances:

                  (i) be effective worldwide except for territories approved in writing by the Lessor;

                  (ii) provide that insurers waive all rights of subrogation against the Lessor, its subcontractors, FAUSA, Fokker, the Head Lessor, the Bank, and their respective officers, directors, employees, servants, agents, successors and assigns;

                  (iii) provide that in the event that the Insurances are
                        cancelled (including cancellation for non-payment of premium) or are materially changed such cancellation or change shall not be effective as to the interest of the Lessor until thirty (30) days (but seven (7) days or such lesser period as is customarily available in accordance with policy conditions in respect of war and allied perils) after confirmed receipt by Lessor of written notice by insurers of such cancellation or change;

                  (iv) provide that in respect of the interests of the Additional Assureds, the Insurances shall not be invalidated by any act, neglect, omission, misrepresentation or non-disclosure on the part of the Lessee or any other party other than the Additional Assured seeking to make a claim thereunder, and shall insure each Additional Assured regardless of any breach or violation of any warranties, declarations or conditions contained in such policies by the Lessee or any other party other than the Additional Assured seeking to make a claim thereunder;

                  (v) provide that the Additional Assureds shall have no responsibility for premium and insurers shall waive any right of set-off or counterclaim against the Additional Assureds except in respect of outstanding premium in respect of the Aircraft, Engines and Parts subject of a claim;

                  (vi) not provide for any deductible or self insurance other than the deductibles allowed under the terms of Article
                        11.1 above;

                  (vii) be primary without right of contribution from any other insurance carried by Lessor, Lessee or any other person; and

                  (viii) be denominated in Dollars.

11.3 If required by the first paragraph of Article 11.1, the re-insurance policies shall:

            (a) provide that cover shall be identical to the cover provided by the original insurances and be subject to the same terms and conditions as the original insurances;

            (b) provide that so far as the respective interests of the Additional Assureds are concerned the reinsurance shall not be invalidated by any act, neglect, omission, misrepresentation or nondisclosure on the part of the reinsured party;

            (c)   confirm the insurers' agreement to the provision of paragraph
                  (d) below;

            (d) include a "cut-through" clause in the following terms or in such other terms as may be satisfactory to Lessor:

                  "In respect of All Risks Aircraft Hull insurance, Aircraft Hull War Risk and Allied Perils insurance as described in
                  Article 11.1(a) and (b) above and All Risks insurance on any Engine and Parts as described in Article 11.1(d) above, the reinsurers and the reassured hereby agree that in the event of any claim arising under the relevant reinsurances the reinsurers shall in lieu of payment to the reassured, its successors in interest and assigns pay to the Loss Payee specified in the primary insurances all sums payable under or in connection with such reinsurances by virtue of any reinsured loss of, or damage to, the Aircraft, Engines and Parts, without any deduction or deductions whatsoever, other than any outstanding premium in respect of the Aircraft, Engines or Parts the subject of the claim, it being understood and agreed that any such payment by the reinsurers shall fully discharge and release the reinsurers from any and all further liability in connection therewith.

                  In respect of Comprehensive Airline Liability insurance as described in Article 11.1(c) above, the reinsurers and reassured hereby agree that in the event of any claim arising under the relevant reinsurances, the reinsurers shall in lieu of payment to the reassured, its successors in interest and assigns pay to the person or party who has sustained the relevant loss (or as reimbursement of any payment made by any Additional Assureds) all sums payable under such reinsurances by virtue of such reinsured loss, without any deduction or deductions whatsoever, it being understood and agreed that any such payment by the reinsurers shall fully discharge and release the reinsurers from any and all further liability in connection therewith"; and

            (e) provide that the reinsurers and reassured agree that in the event that the reassured, its successors in interest and assigns shall at any time be or become insolvent or suspend business or file a petition in bankruptcy or be adjudicated insolvent or bankrupt or admit in writing its inability to pay its debts as they become due, or make a general assignment for the benefit of creditors or that a receiver or liquidator or assignee or trustee or state commissioner of insurance be appointed in respect of the reassured its successors in interest or assigns or any substantial part of its property for the purpose of liquidation on account of insolvency, then the reinsurers, in lieu of payment to the reassured, its successors in interest or assigns, shall pay upon demand that portion of any loss due to the party entitled thereto under the terms of the original insurance for which such reinsurers would under the terms of the reinsurance be liable to pay the reassured, its successors in interest or assigns, less any amounts already paid, it being understood and agreed that any such direct payment by reinsurers shall fully discharge and release the reinsurers from any and all further liability for such payment made.

11.4 At least fifteen (15) Business Days prior to the Expected Delivery Date or, in the event any Parts or Engines are delivered to Lessee prior to such date, at least fifteen (15) Business Days prior to the date of delivery of such Parts or Engines, and thereafter during the Term, at least one month prior to the renewal date of any Insurance required or maintained by Lessee under Article 11.1 but in no event less than once in each 12 month period, Lessee shall furnish or cause to be furnished to Lessor by the insurer or insurance broker and the reinsurance broker

            1) a certificate of insurance describing in detail the insurance then carried and maintained, and certifying that such insurance complies with the terms of this Agreement, including:

                  (i) confirmation that the insurance/reinsurance has been placed with the insurers/reinsurers required (giving the name of such insurers/reinsurers), the insured/reinsured amount and the period of the policy and

                  (ii)  confirmation that all premiums due to
                        insurers/reinsurers have been paid,

                  and

            2) a letter of undertaking from Lessee's brokers and, if required, from the reinsurance brokers.

                  Such certificate(s) of insurance and letter(s) of undertaking shall be substantially in the form as set out in Appendix H and Appendix I, respectively.

            In the event that Lessee shall fail to effect, maintain or cause to be effected or maintained, insurance as required by this Article 11, Lessor, Head Lessor or the

            Bank may at its option, but without any obligation to do so, and without prejudice to Lessor's, Head Lessor's and the Bank's other rights or remedies hereunder, maintain such insurance or provide such or a similar insurance, and, in such event, Lessee shall, upon demand, promptly reimburse to Lessor, Head Lessor or the Bank the cost thereof, including interest thereon at the rate referred to in paragraph 6 of Appendix D.

11.5 In the event of any damage to the Aircraft, Engines or Parts during the Term not constituting a Casualty Occurrence, Lessee shall, if so consented to by Lessor (such consent not to be unreasonably withheld), repair, or cause the same to be repaired by an Authorized Maintenance Performer at its sole cost and expense. Except as otherwise provided in Section 11.2(a)(ii), Lessor and Lessee agree that all insurance proceeds payable in connection with any such damage shall be payable directly to Lessor. In such event any insurance proceeds received by Lessor shall be applied to reimburse Lessee for such cost and expense. Any excess remaining shall, unless a Default shall have occurred and be continuing, be paid over to Lessee.

11.6 Not later than ten (10) days, prior to the Expected Delivery Date, Lessee shall deliver to Lessor an irrevocable power of attorney, in form and substance acceptable to Lessor, authorizing Lessor to initiate, process and settle any insurance claim with respect to the Aircraft, Engines and Parts together with an acknowledgment thereof from the insurers.

11.7 When used in this Article 11, the expression Additional Assured(s) denotes:

            (a) in relation to those insurances referred to in Article 11.2(a), those persons referred to in subparagraph (i) of
                  Article 11.2(a); and

            (b) in relation to those insurances referred to in Article 11.2(b), those persons referred to in subparagraph (i) of
                  Article 11.2(b).

12.   ASSIGNMENT AND SUBLETTING

12.1 Lessee shall not assign any of its rights or obligations or delegate any of its duties under this Agreement and, except as permitted by
            Article 5.1 above, Lessee shall not sublet or otherwise part with possession of the Aircraft or any Part thereof unless previously approved by Lessor in writing (such consent not to be unreasonably withheld).

12.2 This Agreement, the Aircraft and Lessor's interest in each thereof is freely assignable and alienable by Lessor upon written notice to Lessee in accordance with Article 12.3, provided, however, that so long as the Aircraft shall be leased to Lessee under this Lease, Lessor will not sell, assign, convey or otherwise transfer absolutely (and not for security) any of its right, title, or interest in and to this Agreement or the Aircraft to any person unless Lessor and the proposed transferee (the "Transferee") have complied with the following conditions:

                        (i) Lessor shall give Lessee written notice of such
                  transfer at least 3 Business Days before the date of such transfer, specifying the name and address of the proposed Transferee;

                        (ii) the Transferee shall not be an airline or a
                  commercial air carrier or person controlling, controlled by or under common control with an airline or a commercial air carrier which is in direct competition with Lessee in the United States;

                        (iii) the Transferee shall qualify as a "citizen of the
                  United States" within the meaning of Section 101(16) of the Federal Aviation Act by a Voting Trust Agreement or otherwise; and

                        (iv) on the transfer date the Lessor and the Transferee
                  shall enter into an agreement or agreements in which the Transferee confirms that it shall be deemed a party to this Lease and agrees to be bound by all the terms of, and to undertake all of the obligations of, the Lessor contained in this Agreement and Lessee shall receive an opinion of counsel to the Transferee stating, with the customary assumptions and exceptions, that such agreement or agreements has been duly authorized, executed and delivered and constitute the legal, valid and binding obligations of the Transferee enforceable in accordance with their terms and that the entry into such agreement(s) does not violate any laws or agreements applicable to such Transferee.

            The agreements, covenants, obligations and liabilities contained herein, including but not limited to all obligations to pay Rent and indemnify Lessor, are made for the benefit of Lessor, Beneficiary, any assignee including the Head Lessor and/or the Bank as security assignee, and their respective successors and assigns, notwithstanding the possibility that any such person was not originally a party to this Agreement or may, at the time any enforcement is sought, no longer be a party to this Agreement. Lessee shall comply with all reasonable requests of Lessor, its successors and assigns respecting the assignment and Lessee's acknowledgement of the assignee as Lessor. Notwithstanding anything contained in this paragraph to the contrary, no assignment of Lessor's interest in this Agreement or the Aircraft or Beneficiary's interest in the Trust Estate shall alter the terms of this Agreement in so far as the costs to Lessee of the performance of its obligations to pay Rent, Reserve Rate, and Deposits hereunder and, except as otherwise expressly provided in this Agreement, the rights and liabilities of Lessee under this Agreement are concerned. Lessee's rights under this Agreement shall not be subject or subordinate to any Security Assignment or Mortgage executed by Lessor or Beneficiary (which Security Assignment or Mortgage shall be subject to this Agreement).

12.3        It is acknowledged and agreed that:

            (a) Lessor has the right to assign all of its right, title and interest in and to this Agreement and the Aircraft to the Head Lessor and/or the Bank. In order to comply with its obligations in relation thereto, Lessor will, upon such assignment, give Lessee a notice of assignment and it is agreed that Lessee shall forthwith acknowledge the same by executing and delivering to Lessor on behalf of Head Lessor and/or the Bank a consent to assignment in form and substance reasonably acceptable to Head Lessor and/or the Bank;

            (b) Lessor may be required by Head Lessor and/or the Bank to assign to Head Lessor and/or the Bank all of its rights, title and interest in and to the Insurances (other than liability insurances). In order to comply with its obligations in relation thereto, Lessor, upon assignment of this Agreement pursuant to Article 12.3(a), shall give the insurers a notice of assignment of Insurances and the Lessee shall procure that such insurers forthwith acknowledge the same by executing and delivering to Lessor an acknowledgement in form and substance acceptable to Head Lessor and/or the Bank;

            (c) Lessor may from time to time require to amend, modify or replace the security arrangements in respect of the financing or refinancing of the Aircraft and Lessee agrees to cooperate with Lessor in connection therewith and, in particular (but without limiting the generality of the foregoing), to change the plates provided for in Article 4.3 and to execute and deliver such other or further acknowledgments of assignment or other documents and to do such other things as Lessor may reasonably require to be executed and delivered;

            (d) Upon any financing or refinancing of the Aircraft as contemplated by this Article 12.3, Lessee will promptly and duly execute and deliver to Lessor, Head Lessor or the Bank such other documents and assurances and take such further action as may from time to time be reasonably requested in order more effectively to carry out the intent and purpose of this Agreement, the Mortgage and the Security Assignment. Lessee will procure on request of Lessor that the independent counsel will confirm to the Head Lessor and the Bank that the Head Lessor and the Bank may rely on the terms of the opinion as set out in Appendix G as if the Head Lessor and the Bank were each addressees of such opinion; and

            (e) Title to the Aircraft may be transferred by Lessor to the Head Lessor to be indicated by Lessor or Beneficiary's interest in the Trust Estate may be transferred by Beneficiary, in either case for the purpose of enabling Lessor to raise finance in relation to the Aircraft. In such event either a lease agreement shall be executed in respect of the Aircraft between the Head Lessor and Lessor ("Head Lease") in order to enable Lessor to continue to lease the Aircraft to Lessee in accordance with this Agreement or Lessor may assign all or part of its rights, title and interest in and to this Agreement and the Aircraft to Head Lessor pursuant to Article
                  12.2 or

                  Beneficiary may assign all of its right, title and interest in and to the Trust Estate and Lessee agrees to cooperate with Lessor in connection therewith and, in particular (but without limiting the generality of the foregoing), to cooperate in the execution of any documents, agreements and amendments to this Agreement that are necessary in connection with such Head Lease or such assignment and to do such other things as Lessor may require to be executed and delivered so long as any such amendments to this Agreement do not materially adversely affect Lessee.

            (f) Lessee shall not be liable to (1) any Transferee or (2) any assignee, purchaser, or transferee of the beneficial interest of the Trust Estate (a "Beneficiary Transferee") for any payment of Taxes pursuant to this Agreement in excess of the amount that would have been payable to the Lessor or the Beneficiary originally party hereto, as the case may be, if that party had remained as the Lessor or the Beneficiary, respectively.

13.   DISCLAIMER, REPRESENTATIONS AND WARRANTIES

13.1 THE AIRCRAFT IS LEASED IN "AS-IS, WHERE-IS" CONDITION AND LESSEE EXPRESSLY AGREES AND ACKNOWLEDGES THAT, SAVE AS EXPRESSLY STATED IN THIS AGREEMENT, LESSOR WILL HAVE NO LIABILITY IN RELATION TO, AND LESSOR HAS NOT AND WILL NOT BE DEEMED TO HAVE MADE OR GIVEN ANY WARRANTIES, GUARANTEES OR REPRESENTATIONS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO, THE AIRCRAFT LEASED HEREUNDER INCLUDING BUT NOT LIMITED TO (1) ANY WARRANTY AS TO THE AIRWORTHINESS, CONDITION, DESIGN, MERCHANTABILITY OR FITNESS FOR USE OR OPERATION, (2) ANY WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, (3) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM LESSOR'S NEGLIGENCE, ACTUAL OR IMPUTED, AND (4) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO THE AIRCRAFT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE AIRCRAFT, FOR ANY LIABILITY OF LESSEE TO ANY THIRD PARTY, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES; AND ALL SUCH WARRANTIES, GUARANTEES, REPRESENTATIONS, OBLIGATIONS, LIABILITIES, RIGHTS, CLAIMS OR REMEDIES, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, ARE EXPRESSLY EXCLUDED.

            Nothing in this Agreement shall afford Lessor or any Indemnitee any wider or greater exclusion of liability for death or bodily injury than would be permitted by the Governing Law.

            This paragraph shall not be modified except by a written agreement signed on behalf of Lessor and Lessee by their respective duly authorized representatives.

13.2 Lessor and Lessee agree that this Article 13 has been the subject of discussion and negotiation and is fully understood by the parties, and that the amount of the Rent and other mutual agreements of the parties set forth in this Agreement were arrived at in consideration of the provisions of this Article 13 specifically including the waiver by Lessee set forth in Article 13.1.

13.3 So long as no Event of Default has occurred and is continuing Lessor agrees to assign or otherwise make available to Lessee for the duration of the Term such rights as Lessor may have under any warranty, express or implied, with respect to the Aircraft made by the Manufacturer of the Aircraft, any subcontractor or supplier thereof, or any other seller thereof, to the extent that the same may be assigned or otherwise made available to Lessee and without warranty by Lessor as to enforceability of any of the rights so assigned.

            To the extent that the same may not be assigned or otherwise made available to Lessee, Lessor agrees to exert its reasonable efforts, at Lessee's expense, to enforce such rights as Lessor may have with respect thereto for the benefit of Lessee; provided however, that upon an Event of Default all such rights shall immediately revert to Lessor including all claims thereunder, whether or not perfected, unless such Event of Default has forthwith been remedied by Lessee.

13.4        Lessee represents and warrants that:

            (a) Lessee is a corporation organized and existing in good standing, in accordance with the Laws of the State of Incorporation, and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under this Agreement, is an "air carrier" within the meaning of the Federal Aviation Act operating under a certificate of convenience and necessity issued pursuant to
                  Section 401 of such Act and is
                  the holder of all necessary licenses issued by all Government Entities having jurisdiction to authorize or permit Lessee to engage in air transportation and to perform and comply with its obligations hereunder;

            (b) This Agreement has been duly authorized by all necessary corporate action on the part of Lessee, and neither the execution and delivery nor the consummation of the transactions contemplated hereby nor compliance by Lessee with the provisions of this Agreement will contravene any Law applicable to Lessee or result in any breach of, or constitute any default under, or result in the creation of any lien, charge or encumbrance upon any property of Lessee under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law, or other agreement or instrument to which Lessee is a party or by which Lessee or its properties or assets may be bound or affected;

            (c) The execution and delivery by Lessee of this Agreement, and all of the transactions by Lessee contemplated hereby, have received, and Lessee has complied with, every necessary consent, approval, order, or authorization of, or registration with, or the giving of prior notice to, any Government Entity having jurisdiction with respect to the execution and delivery of this Agreement or the validity and enforceability of this Agreement or the satisfaction of all monetary and other obligations hereunder;

            (d) This Agreement has been duly entered into and delivered by Lessee and constitutes the valid, legal and binding obligations of Lessee, enforceable in accordance with their terms subject to principles of equity, laws relating to bankruptcy, insolvency or liquidation or any other laws or legal procedures generally affecting the enforcement of creditor's rights or the rights of contracting parties;

            (e) It is not necessary or advisable under the Laws of the State of Registration in order to ensure the validity, effectiveness and enforceability of this Agreement, the Mortgage or the Security Assignment or to protect the property rights of Lessor,

                  Beneficiary, Head Lessor or the Bank in the Aircraft and under the Mortgage and Security Assignment that this Agreement, the Mortgage, the Security Assignment or any other instrument relating thereto be filed, registered or recorded or that any other action be taken under the Laws of the State of Incorporation and the State of Registration to perfect the property rights of Lessor, Head Lessor and the Bank in the Aircraft other than the filing of all such instruments with the Air Authority, the filing of UCC-1 financing statements in relevant jurisdictions, and the Mortgage and Security Assignment will have priority in all respects over the claims of all creditors of Lessee in or against the Aircraft, except for Permitted Liens;

            (f) Under the Laws of the State of Incorporation and the State of Registration Lessee will not be required to make any deduction or withholding from any payment it may make under this Agreement. There is no withholding or other tax to be deducted from any payment to be made by Lessee under this Agreement;

            (g) There are no suits or legal proceedings (including any administrative proceeding) pending or threatened before any court or administrative agency against Lessee which, if adversely determined, would have a material adverse effect upon its financial condition or business or its ability to perform its obligations hereunder;

            (h) Each of the Equity Investors and Lessee has performed all of its respective obligations under the Equity Commitment required to be performed and the Equity Commitment remains in full force and effect and has not been modified, supplemented or amended except as has been disclosed in writing to Lessor;

            (i) There has been no material adverse change in the financial position of Lessee or the consolidated financial position of Lessee and its subsidiaries from that set forth in the financial statements last furnished pursuant to Article 6.4 and neither Lessee nor any of its subsidiaries have any significant liabilities (contingent or otherwise) which are not disclosed by, or reserved against in such financial statements;

            (j) The chief executive office (as such term is used in Sections 9-103 and 9-401 of the Uniform Commercial Code) of Lessee is located at Chicago, Illinois, and Lessee agrees to give at least 30 days' prior notice to Lessor of any relocation of said chief executive office or place where such records are kept and of any change in its name.

13.5 The representations and warranties in Article 13.4 (other than in clauses (f), (g) and (i) shall be deemed to be repeated by Lessee on and as of each Rent Date as if made with reference to the facts and circumstances existing on each such date.

13.6        Lessor represents, warrants and covenants that:

            (a) Lessor is a national banking association duly organized and validly existing in good standing under the laws of the United States of America, qualifies as a "citizen of the United States" within the meaning of Section 101(16) of the Federal Aviation Act, and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under this Agreement; if at any time Lessor shall have actual knowledge that it has ceased to qualify as such a citizen, it will, if such citizenship is then necessary to maintain the eligibility of the Aircraft for United States registration, take such action as may be necessary to maintain such United States registration.

            (b) This Agreement has been duly authorized by all necessary corporate action on the part of Lessor, has been duly entered into and delivered by Lessor in accordance with the Trust Agreement and constitutes the valid, legal and binding obligations of Lessor, enforceable in accordance with their respective terms subject to principles of equity, laws relating to bankruptcy, insolvency or liquidation or any other laws or legal procedures generally affecting the enforcement of creditor's rights or the rights of contracting parties;

            (c) Neither the execution and delivery nor the consummation of the transactions contemplated hereby nor compliance by Lessor with the provisions of this Agreement will result in any breach of, or constitute any default under, any indenture or any corporate charter, by-law, or other agreement or instrument to which Lessor is a party or by which Lessor or its properties or assets may be bound; and

            (d) Except for the Ferry Permits described in Article 3.5, the registration of the Aircraft and the issuance of the licenses described in Article 4.1, neither the execution and delivery nor the consummation of the transactions contemplated hereby nor compliance by Lessor with the provisions of this Agreement requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of any Government Entity.

            The representations and warranties contained in clauses (a), (b) and
            (c) of this Article 13.6 are made by Lessor in its individual capacity.

13.7 Lessor undertakes that, so long as no Event of Default shall have occurred and be continuing, Lessor will not interfere with the peaceful and quiet use and enjoyment of the Aircraft by Lessee in accordance with the terms of this Agreement.

14.   COVENANTS OF LESSEE

14.1 Lessee hereby covenants with Lessor that from the Delivery Date and during the Term and until redelivery of the Aircraft to Lessor in accordance with Article 16 it will:

            (a) remain in and continue to operate as an air carrier holding a valid certificate of convenience and necessity issued pursuant to Section 401 of the Federal Aviation Act to preserve its corporate existence, to satisfy its debts and obligations as they fall due;

            (b) comply with all Laws and regulations for the time being in force in the State of Incorporation, the State of Registration and in any country to, from in or over which the Aircraft is flown;

            (c) (i) at its own expense from time to time do and perform such other and further acts and execute and deliver any and all further instruments as may be required by Law (in the United States but not in any jurisdiction outside the United States unless directly required due to Lessee's operation), and (ii) at Lessor's expense (insofar as not covered in Article 8.2(a)) from time to time do and perform such other and further acts and execute and deliver any and all further instruments as may be reasonably requested by Lessor to establish, maintain and protect the respective rights and remedies of Lessor, Head Lessor and the Bank and to carry out and give effect to the intents and purposes of this Agreement and the parties;

            (d)   notify Lessor immediately of the occurrence of any Default;

            (e) obtain and maintain all necessary government and other certificates, consents, licenses, permits and authorizations and take all action which may be necessary for the continued due performance of Lessee's obligations under this Agreement and for the use and operation of the Aircraft;

            (f) not do or permit to be done any act or thing which might impair the respective interests of Lessor, Head Lessor and the Bank in the Aircraft, or the registration of the Aircraft;

            (g) notify Lessor as soon as practicable after becoming aware of any loss, theft, damage or destruction of or to the Aircraft or any part thereof if the potential cost of repair or replacement may exceed $100,000.00 (Dollars One Hundred Thousand);

            (h) not do anything which may subject the Aircraft or any part thereof to penalty, forfeiture, seizure, arrest, impounding, detention, confiscation, taking in execution, appropriation or destruction nor abandon the Aircraft or any part thereof;

            (i) not represent or hold out Lessor, Head Lessor or the Bank as carrying goods or passengers on the Aircraft or as being in any way connected or associated with any operation or carriage (whether for hire or reward or gratuitously) which Lessee may undertake;

            (j) not pledge the credit of Lessor, Head Lessor or the Bank for any maintenance, overhauls, replacements, repairs or modifications to the Aircraft;

            (k) keep Lessor and the insurers, as referred to in Article 11, informed as to current serial numbers of the Engines and any engine installed on the Aircraft in accordance with the provisions of this Agreement, and the location of any Engine for the time being not installed on the Aircraft; and shall notify such insurers of any renewal, replacement or substitution, or the location of any Engine not installed on the Aircraft;

            (l) discharge all fees, charges and expenses payable to any third party in relation to the use or operation of the Aircraft or any premises where the Aircraft is situated;

            (m) in the event of any forfeiture, impounding or detention of the Aircraft or any part thereof not constituting a Casualty Occurrence, use all reasonable endeavors to procure the immediate release therefrom of the same;

            (n) keep accurate, complete and current records of all flights made by the Aircraft. Such records shall be kept in such manner as the Air Authority may from time to time require and in accordance with the Approved Maintenance Program. Lessee shall permit Lessor or its authorized representatives to examine such records upon giving reasonable notice not involving delay to the Aircraft;

            (o) on request, provide Lessor with evidence satisfactory to Lessor that all Taxes and charges incurred by Lessee with respect to the Aircraft, including without limitation any payments due to any relevant air traffic control authorities and airport authorities, have been paid and discharged in full;

            (p) not consolidate with, or merge into, any other corporation, convey, transfer or lease substantially all of its assets as an entirety to any person or acquire the shares of or make any investment in any firm, corporation or person without the prior written consent of Lessor (such consent not to be unreasonably withheld) and the execution and delivery to Lessor of such agreements, certificates and legal opinions as Lessor may request with respect thereto; and

            (q) prior to the payment in full of all deferred amounts of Rent, Reserve Rate or Deposits under this Agreement and all Other Aircraft Agreements (such event being referred to as the "Enumerated Milestone"), obtain the prior written consent of Lessor (such consent not to be unreasonably withheld) to any commitment of Lessee to any person where such commitment has a value in excess of $500,000.00 (Dollars Five Hundred Thousand).

15.   DEFAULT BY LESSEE

15.1        Each of the following events shall constitute an "Event of Default":

            (a) if default shall be made by Lessee in the making of any Rent, Reserve Rate and/or Agreed Value payment when due and payable under this Agreement or of any other Supplemental Rent payment within 5 Business Days after the date when such other Supplemental Rent is due and payable under this Agreement; or

            (b) (i) if default shall be made by Lessee at any time in the procurement or maintenance of any insurance coverage prescribed herein or (ii) any insurance which may be maintained by Lessor, Head Lessor or the Bank under Article
                  11.4 is cancelled or terminated or notice of cancellation is given; or

            (c) if default shall be made by Lessee in the observance or performance of any of the other obligations of Lessee contained in this Agreement and, if such default is in the opinion of Lessor capable of remedy, such default shall continue for a period of fifteen (15) Business Days after notice from Lessor to Lessee specifying the default and requiring that the same be remedied; or

            (d) if any representation or warranty made (or deemed to be repeated) by Lessee in or pursuant to this Agreement or in any document or certificate or statement referred to in or delivered under this

                  Agreement is or proves to have been incorrect in any material respect when made or deemed to be repeated and such incorrectness, if capable of being cured, shall continue for fifteen (15) Business Days after notice from Lessor specifying such incorrectness; or

            (e) if any borrowed money of Lessee or any of its subsidiaries is not paid when due, or by reason of breach or default under the terms of any instrument evidencing or guaranteeing the same on the part of Lessee or any of its subsidiaries any borrowed money of Lessee or any of its subsidiaries becomes due or capable of being declared due prior to the date when it would otherwise have become due, or the security for any such borrowed money or any guarantee in respect thereof becomes enforceable, or Lessee is in default under any lease, hire-purchase, conditional sale or credit sale agreement (including without limitation any other agreement between Lessor, its associates, subsidiaries or affiliates and Lessee) for equipment having a casualty value in excess of $100,000; or

            (f) if an encumbrancer takes possession or a receiver, administrator, administrative receiver, trustee, liquidator or similar officer is appointed of the whole or any part of the assets, rights or revenues of Lessee or any of its subsidiaries or a distress, execution, sequestration or other process is levied or enforced upon or sued out against any of the assets, rights or revenues of Lessee or any of its subsidiaries and is not discharged within fourteen days, or Lessee applies for or consents to the appointment of a receiver, administrator, administrative receiver, trustee, liquidator or similar officer for it or for all or any part of its assets, rights or revenues; or

            (g) if Lessee or any of its subsidiaries suspends payment of its debts, or is unable or admits its inability to pay its debts as they fall due, or shall be adjudicated or found, or becomes, bankrupt or insolvent, or proposes or enters into any composition or other arrangement for the benefit of its creditors generally, or Lessee or any of its subsidiaries shall, by voluntary petition, answer or consent, seek relief under the provisions of any bankruptcy, insolvency or other similar law providing for the reorganization, liquidation, administration, dissolution or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors; or

            (h) if a petition against Lessee in a proceeding under applicable bankruptcy or other insolvency laws shall be filed and shall not be withdrawn or dismissed within 30 days thereafter, or if any order shall be made by any competent court or resolution passed by Lessee or any of its subsidiaries or their respective board of management or supervisory board, whichever is competent to pass such resolution for the winding-up or dissolution of Lessee or any of its subsidiaries or for the appointment of a liquidator, trustee or conservator, save for winding-up or dissolution for the purposes of amalgamation or reorganization (not involving or arising out of insolvency) the terms of which shall have received the prior written approval of Lessor; or

            (i) if Lessee or any of its subsidiaries disposes of all or a material part of its assets, whether by one or a series of transactions, related or not, other than for the purpose of a reconstruction or amalgamation the terms of which have received the previous consent in writing of Lessor; or

            (j) if any action shall be taken by Lessee which shall impair the title or ownership of Lessor (or Head Lessor), or the Security Interest of the Bank, in the Aircraft or this Agreement is or becomes wholly or partly invalid, ineffective or unenforceable by reason of any act or omission of Lessee; or

            (k) if any consent, authorization, license, certificate or approval of or registration with or declaration to any Government Entity in connection with this Agreement including, without limitation:

                  (i)   any Certificate of Public Convenience and Necessity; or

                  (ii) required by Lessee or as a condition precedent required by Lessor pursuant to Article 2.3 to authorize, or in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of this Agreement or the performance by Lessee of its obligations under this Agreement; or

                  (iii) the registration of the Aircraft; or

                  (iv)  any airline license or air transport license;

                  is changed such that it materially impairs the ability of Lessee to perform its obligations hereunder, or is withheld, or is revoked, suspended, cancelled, withdrawn, terminated or not renewed, or otherwise ceases to be in full force; or

            (m) if any circumstances analogous to any of the circumstances described in paragraphs (f), (g) or (h) above arise under the Law of any applicable jurisdiction; or

            (n) if an event of default (however defined) occurs under any Operative Document or any Other Aircraft Agreement which event permits acceleration or termination; or

            (o) any advance pursuant to the Equity Commitment has not been made when due; or

            (p) the Enumerated Milestone as defined in Article 14.1(q) is not fulfilled by the last date on which a deferral is to be paid and such failure continues for a period of five (5) days; or

            (q) an event of default by or relating to Lessee shall occur under, and as a result a termination shall occur under, any agreements for gates, hangars or other facilities at Midway Airport, Chicago, Illinois or any other airport that are material to Lessee's operations including any agreements relating to the provision by American Airlines, Inc. (or any affiliate) of services to Lessee.

15.2 If one or more Events of Default shall have occurred and be continuing, at Lessor's option and subject to any mandatory requirement of Law:

            (a) For Lessee's account Lessor may do anything that may reasonably be required to cure any Event of Default and recover from Lessee all costs including legal expenses incurred in so doing, and/or

            (b) Lessor may accept such Event of Default as a repudiation of this Agreement and terminate the lease of the Aircraft to Lessee hereunder by:

                  (i) serving notice of such termination on Lessee specifying the occurrence giving rise to such Event of Default or Events of Default, provided that such notice shall be deemed to have been served without the necessity of actual service upon the occurrence of any Event of Default described in paragraphs (f), (g) and (h) of
                        Article 15.1.

                        Thereafter (if the Term shall have commenced) Lessee shall redeliver possession of the Aircraft to Lessor at Schiphol Airport, The Netherlands (or such other location as Lessor may require); or (at Lessor's election)

                  (ii) taking possession of the Aircraft for which purpose Lessor by its servants or agents may enter upon Lessee's premises where the Aircraft may be located, or cause the same to be redelivered to Lessor at Schiphol Airport, The Netherlands, (or such other location as Lessor may require Lessee to assemble and deliver the Aircraft to Lessor, and Lessor shall be entitled to act as attorney for Lessee in causing such redelivery and shall have all the powers and authorizations legally necessary for taking such action. In the event of exercise by Lessor of its powers under this sub-paragraph (ii) such termination shall be deemed to take effect on such taking of possession by Lessor or such redelivery of the Aircraft to Lessor at the said airport; and/or

            (c) Lessor may proceed by appropriate court action or actions to enforce performance of Article 15.2(b) or to recover damages for the breach thereof; and/or

            (d) all rights of Lessee hereunder shall, in the event the Term shall be terminated pursuant to Article 15.2(b) henceforth absolutely cease and terminate but without prejudice to Lessee's obligations under this Agreement all of which shall continue in full force and effect except for obligations to pay Rent and Reserve Rate after the Aircraft is returned to Lessor, and is in the condition required by Article 16; and Lessee shall take all steps necessary to effect deregistration of the Aircraft in the State of Registration and Lessor shall be entitled to sell or otherwise deal with the Aircraft as if this Agreement had never been made. Without prejudice to the foregoing, Lessee hereby appoints Lessor as its attorney to do any act or thing required in connection with such deregistration of the Aircraft.

15.3 If an Event of Default occurs, Lessor shall have the right to demand that:

            (a) Lessee pay all amounts which may be then due and unpaid hereunder, and

            (b) at Lessor's option whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under Article 15.2, by thirty (30) days written notice to Lessee from Lessor specifying a payment date, Lessee pay Lessor, and Lessee shall pay Lessor, on the payment date specified in such notice, as liquidated damages for loss of bargain and not as a penalty (in lieu of the Rent due for the Aircraft covered by such notice for the period commencing after the date specified for payment in such notice), any unpaid Rent for the Aircraft (prorated in the case of Rent on a daily basis) to and including the payment date specified in such notice, plus the amount, if any, by which the aggregate Rent for the Aircraft for the remainder of the Term for the Aircraft, discounted periodically (equal to installment frequency) to present worth at the interest rate of six percent (6%) per annum, exceeds the Fair Market Rental Value of the Aircraft for the remainder of the Term, after discounting such Fair Market Rental Value periodically (equal to installment frequency) to present worth as of the payment date specified in such notice at the interest rate of six percent (6%) per annum.

            Lessee shall fully indemnify Lessor on its own behalf and on behalf of the Head Lessor and the Bank on demand against any loss (including loss of profit), damage, expense (including without limitation attorneys' fees), cost or liability which Lessor, Head Lessor or the Bank may sustain or incur as a consequence of the occurrence of any Event of Default and/or termination of the letting of the Aircraft pursuant to this Agreement, including but not limited to (i) any loss of profit suffered by Lessor and/or the Head Lessor because of Lessor's inability to place the Aircraft on lease with another lessee on terms as favorable to Lessor as the terms of this Agreement or because whatever use, if any, to which Lessor is able to put the Aircraft upon its return to Lessor, or the funds arising upon a sale or other disposal thereof, is not as profitable to Lessor as letting the Aircraft in accordance with the terms of this Agreement would have been to the extent the foregoing loss of profit shall not be recovered under Article l5.3(b), (ii) any amount of interest, fees or other sums whatsoever paid or payable on account of funds borrowed in order to carry any unpaid amount, (iii) any loss, premium, penalty or expense which may be incurred repaying funds raised to finance the Aircraft or in unwinding any swap, forward interest rate agreement or other financial instrument relating in whole to Lessor's financing of the Aircraft and/or the Aircraft under the Other Aircraft Agreement, and (iv) any loss, cost, expense or liability sustained or incurred by Lessor owing to Lessee's failure to redeliver the Aircraft in the condition required by this Agreement.

15.4 No remedy referred to in this Article 15 is exclusive, but each remedy shall be cumulative and in addition to any other remedy referred to herein or otherwise available to Lessor. The exercise by Lessor of any of its remedies hereunder shall not preclude or estop the exercise or beginning of exercise by Lessor of any or more of such other remedies.

            No express or implied waiver by Lessor of any Event of Default, or failure or delay of Lessor in exercising any right hereunder shall operate as waiver thereof unless an express waiver is executed and delivered to Lessee.

15.5 Prior to the Expected Delivery Date Lessee shall deliver to Lessor a duly authorized consent, undated and in form and substance acceptable to Lessor, addressed to the Federal Aviation Administration consenting to the release of this Agreement in connection with the termination of this Agreement pursuant to the terms hereof and, if so requested by Lessor, the deregistration of the Aircraft from the register of civil aviation in the State of Registration.

16.   RETURN OF AIRCRAFT

16.1 On the Expiry Date or upon earlier termination of the Term (unless a Casualty Occurrence shall have occurred with respect to the Aircraft), Lessee shall, at its own expense, redeliver the Aircraft to Lessor at the Re-Delivery Location or such other airport as is mutually acceptable to the parties, in a condition complying with the provisions of Appendix E, free and clear of all liens and encumbrances (including Permitted Liens other than Lessor Liens) and thereupon cause the Aircraft to be removed from the Register of Civil Aircraft in the State of Registration and Lessee shall return the Aircraft to Lessor together with the Aircraft Documents and all equipment and records supplied pursuant to this Agreement when the Aircraft was delivered to Lessee hereunder.

16.2 Immediately prior to such redelivery of the Aircraft, Lessee, at its own expense, shall make the Aircraft, Aircraft Documents and other records available to Lessor for inspection ("Final Inspection") in order to verify that the condition of the Aircraft complies with the provisions of this Agreement. Such inspection shall not unreasonably interfere with the operation of the Aircraft. The period will be long enough for the Final Inspection to permit the conduct by Lessor of the following:

            (a)   Inspection of the Aircraft Documents;

            (b)   Inspection of the Aircraft structure and Parts;

            (c) Inspection of the Engines and Auxiliary Power Unit ("A.P.U."), including without limitation, a boroscope inspection or any other equivalent inspection method supported by Rolls Royce, inspection of the compressor and turbine area, and, if reasonably requested based on evidence that it is required, the Engine and A.P.U. condition runs confirming release of each Engine and A.P.U for its remaining operational life;

            (d) A one-hour to two-hour test flight with Lessor's representatives on board as observers and, if any non compliance is found, a subsequent test flight to check compliance after rectification.

16.3 To the extent that, upon such Final Inspection, the condition of the Aircraft and Aircraft Documents does not comply with the provisions of this Agreement, Lessee, at its own expense, shall cause such non-compliance to be promptly rectified and to the extent such rectification extends beyond the Expiry Date, the Term shall, at Lessor's sole option, be deemed to be automatically extended and the provisions of this Agreement shall remain in full force and effect until such rectification has been accomplished. During such extension of the Term the Lessee shall be liable to pay Rent at a daily pro rata rate equal to the Rent payable during the last Rental Period of the Term.

16.4 Upon redelivery Lessee shall provide to Lessor all necessary assistance to enable Lessor to obtain any required documents in relation to the export of the Aircraft from the State of Registration, and if different, from the State of Incorporation (including a valid and subsisting export license for the Aircraft), and shall reassign to Lessor, at the expense of Lessee, the benefit of any indemnity or warranty which has been assigned to Lessee pursuant to Article 13.3 above to the extent such indemnity or warranty is assignable.

16.5 Prior to the Expiry Date or upon any earlier termination of the Term and upon Lessor's request, Lessee will provide Lessor or its agent reasonable access to the Approved Maintenance Program and the Aircraft Documents in order to facilitate the Aircraft's integration into any subsequent operator's fleet.

            Lessee will, if requested by Lessor to do so, upon return of the Aircraft deliver to Lessor a certified true current and complete copy of the Approved Maintenance Program. Lessor agrees that it will not disclose the contents of the Approved Maintenance Program to any person or entity except to the extent necessary to monitor Lessee's compliance with this Agreement and/or to bridge the maintenance program for the Aircraft from the Approved Maintenance Program to another program.

16.6 Upon redelivery of the Aircraft to Lessor, an adjustment shall be made in respect of fuel on board on the Delivery Date and on redelivery at the price then prevailing at the Redelivery Location.

16.7 If Lessor shall request that Lessee paint the Aircraft any other basic color as contemplated by Section 1(h) of Appendix E, Lessor agrees that it shall bear the cost and expense of the difference between white paint and such other basic color.

17.   CASUALTY OCCURRENCES

17.1 In this Agreement "Casualty Occurrence" shall mean any of the following events with respect to the Aircraft, the Airframe or an
            Engine:

            (a) the actual, agreed, constructive, arranged or compromised total loss or destruction of the Aircraft, the Airframe or an Engine, or damage to the Aircraft, Airframe or Engine rendering repair impracticable or uneconomical, or the Aircraft, Airframe or Engine being rendered permanently unfit for normal use;

            (b) requisition of title or other compulsory acquisition, requisition, capture, seizure, deprivation, confiscation or detention for any reason of the Aircraft, the Airframe or an Engine by any Government Entity of the State of Registration or by any other government or other competent authority, whether de jure or de facto, but excluding requisition for use or hire not involving requisition of title by any Governmental Entity for a temporary period ending on the date fifteen (15) days (or one hundred eighty (180) days if the requisition for use or hire is by the United States) after such requisition, or the Expiry Date, whichever first occurs; and

            (c) the hijacking, theft, disappearance, condemnation, confiscation or seizure of the Aircraft, the Airframe or an Engine other than in the circumstances referred to in (b) above which deprives Lessee of the use thereof for more than fifteen (15) consecutive days.

17.2        (a)   In the event of a Casualty Occurrence with respect to the
                  Aircraft or Airframe prior to the Delivery

                  Date, this Agreement shall immediately terminate with respect to such Aircraft and neither party shall have any further obligation or liability hereunder, save that Lessor shall return to Lessee the Deposit or such part thereof as Lessor shall have received from Lessee and Lessee shall remain liable to reimburse Lessor for any amounts specified in Article 8.2(a).

            (b) In the event of a Casualty Occurrence with respect to the Aircraft or Airframe after delivery to Lessee hereunder, Lessee shall pay the Agreed Value and, if applicable, the Additional Amount pursuant to Appendix D, Article 2.6, to Lessor on or prior to the earlier of (i) 45 days after the Casualty Occurrence and (ii) the Business Day after the date of receipt of the insurance proceeds in respect of the Casualty Occurrence and, provided all other amounts which are then due and payable by Lessee under this Agreement have been paid in full to Lessor, Lessee's obligation hereunder for payment of Rent shall cease as from the date on which Lessor receives payment in full of the Agreed Value. Rent paid in advance for any days which occur after such Agreed Value and Additional Amount, if any, is paid shall be repaid to Lessee, so long as no Default has occurred and is continuing, on a pro rata basis for each day beyond such date of payment of Agreed Value. Any excess insurance proceeds from the insurance obtained by Lessee pursuant to Article 11 remaining after payment of the foregoing amounts shall, unless a Default shall have occurred and be continuing, be paid over to Lessee.

            (c) Subject to the rights of any insurers and reinsurers or other third party, upon irrevocable payment in full to Lessor of the Agreed Value and all other amounts which may be or become payable to Lessor under this Agreement, Lessor will without recourse or warranty (except as to Lessor's Liens) and without further act, be deemed to have transferred to Lessee all of Lessor's rights to any Engines and Parts not installed when the Casualty Occurrence occurred, all on an as-is where-is basis, and will at Lessee's expense, execute and deliver such bills of sale and other documents and instruments as Lessee may reasonably request to evidence (on the public record or otherwise) the transfer and the vesting of

                  Lessor's rights in such Engines and Parts in Lessee, free and clear of all rights of Lessor and Lessor Liens.

17.3 Upon the Casualty Occurrence with respect to any Engine not involving a Casualty Occurrence of the Aircraft, Lessee shall give Lessor prompt written notice thereof and Lessee shall replace such Engine as soon as reasonably possible with a replacement Engine in accordance with Article 5.1.2(a). Such replacement shall be deemed an "Engine" as defined herein. Lessee agrees to take such action as Lessor may reasonably request in order that any such replacement engine shall be duly and properly titled in Lessor or the Bank and leased hereunder and subject to the Mortgage to the same extent as the Engine replaced thereby. Lessee's obligation to pay the Rent hereunder shall continue in full force and effect, but Lessee shall be entitled to be reimbursed by Lessor the amount of insurance or condemnation proceeds, if any, received by Lessor with respect to such replaced Engine.

17.4 In the event of requisition for hire of the Aircraft or any part thereof not constituting a Casualty Occurrence, then, subject to the proviso herein contained, the Rent and other charges payable under this Agreement shall not be suspended or abated either in whole or in part, and Lessee shall not be released from any of its other obligations (as to payment, indemnity or otherwise) hereunder (other than operational obligations with which Lessee is unable to comply solely by virtue of such confiscation or requisition). If Lessee shall duly comply with all its obligations under this Agreement, Lessee shall during the Term be entitled to any hire paid by the requisitioning or confiscating authority and Lessee shall, as soon as practicable after the end of any requisition or confiscation, cause the Aircraft to be put into the condition required by this Agreement. Lessor shall be entitled to all compensation payable by the requisitioning or confiscating authority in respect of any change in the structure, state or condition of the Aircraft arising during the period of requisition or confiscation, and Lessor shall apply such compensation in reimbursing Lessee for the cost of complying with its obligations as aforesaid, but so that, if any Default has occurred and is continuing, Lessor shall be entitled to apply such compensation in or towards settlement of any amounts owing by Lessee under this Agreement PROVIDED ALWAYS that if following such requisition or confiscation the Aircraft is treated as an agreed, constructive, arranged or compromised total loss by the insurers, then the provisions of Article 17.1 shall apply with effect from the date on which the insurer so determines.

18.   GOVERNING LAW AND JURISDICTION

18.1 This Agreement and further agreements resulting herefrom shall be governed by and construed in accordance with the internal Laws of the State of New York and without regard to any conflict of law rules. This Agreement is being delivered in the State of New York.

18.2 Lessor and Lessee hereby irrevocably agree to submit to the non-exclusive jurisdiction of, and to waive any objection to the laying of venue in, the County of New York and that any suit, action or proceedings (collectively, "Proceedings") may be brought by Lessor in any court of the State of New York or any U.S. Federal court located in New York County, New York.

18.3 Nothing contained in this Article 18 shall limit the right of either party to this Agreement to take Proceedings against the other in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

18.4 Promptly after service of any process the Lessor or Lessee shall despatch a copy thereof to Lessee or Lessor, as the case may be, by registered mail, postage prepaid but failure of Lessee or Lessor, as the case may be, to receive such copy shall not invalidate the service of such process.

18.5 To the extent that the parties may in any jurisdiction claim for their or their assets immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that in any such jurisdiction there may be attributed to themselves or their assets such immunity (whether or not claimed) the parties hereby irrevocably agree not to claim and hereby irrevocably waive any immunity to the fullest extent permitted by the laws of such jurisdiction with the intent, inter alia, that the foregoing waiver shall have effect for the purposes of the Foreign Sovereign Immunities Act of 1976 of the United States of America.

18.6 Lessee and Lessor shall each at all times maintain an agent for service of process in the New York, New York. For Lessee, such agent shall be Winston & Strawn, Attn: R. Evan Smith, 175 Water Street, New York, NY 10038. For Lessor, such agent shall be Haight, Gardner, Poor & Havens, Attn: John F. Pritchard, 195 Broadway, New York, NY 10007. Any writ, judgment or other notice of legal process shall be sufficiently served on Lessee or Lessor if delivered to such agent at its address for the time being. Each of Lessee and Lessor undertakes that if it shall revoke the authority of its above agent or if for any reason any such agent no longer serves as agent to receive service of process, Lessee or Lessor, as the case may be, shall promptly appoint another such agent and advise Lessor or Lessee, as the case may be, thereof.

19.   MISCELLANEOUS

19.1 The rights of each of Lessor and Lessee under this Agreement are cumulative, may be exercised as often as it considers appropriate and are in addition to its rights under general law. The rights of Lessor against the Lessee or in relation to the Aircraft (whether arising under this Agreement or the general law) shall not, as against or in favor of Lessor, be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or delay in exercising any of such rights shall not operate as a waiver or variation of any other such right; and defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on Lessor's part or on Lessor's behalf shall in any way preclude Lessor from exercising any such right or constitute a suspension or any variation of any such right.

19.2 Save where expressly provided in this Agreement, any certificate or determination by Lessor as to any rate of interest or as to any other amount payable under this Agreement shall, in the absence of manifest error, be conclusive and binding on Lessee.

19.3 If any sum paid or recovered in respect of the liabilities of Lessee under this Agreement is less than the amount then due, Lessor may apply such sum to rental, interest, fees or any other amount due under this Agreement in such proportions and order and generally in such manner as Lessor shall determine.

19.4 The terms and conditions of this Agreement shall not be varied otherwise than by an instrument in writing executed by or on behalf of Lessor and Lessee.

19.5 If any of the provisions of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

19.6 Every notice, request, demand or other communication under this Agreement shall:

            (a)   be in English;

            (b) be in writing and made by mail or by fax or telex transmission or by reputable courier service;

            (c) be deemed to have been received, subject as otherwise provided in this Agreement, in the case of a telex transmission, at the time of dispatch with confirmed answerback of the addressee appearing at the beginning and the end of the communication, in the case of a fax transmission, at the time safe receipt is confirmed by the addressee provided that if the date of dispatch is not a business day in the country of the addressee any telex or fax transmission shall be deemed to have been received at the opening of business on the next such business day, in the case of a letter five days after being deposited in the mail first class postage prepaid and in the case of a courier three days after being sent; and

            (d)   be sent:

                  (1)   to Lessee at:

                        Midway Airlines Corporation
                        5713 South Central Avenue
                        Chicago, Illinois 60638

                        Tel: (312) 838-2060
                        Fax: (312) 838-2069
                        Attention: President

                  (2)   to Lessor at:

                        First Security Bank of Utah, N.A.
                        79 South Main Street
                        Salt Lake City, Utah 84130-0007

                        Tel: (801) 246-5630
                        Fax: (801) 246-5053
                        Attention: Corporate Trust Department

                        with a copy to FAUSA at:

                        1199 N. Fairfax Street, Suite 500
                        Alexandria, VA 22314

                        Telex: 899462 FAUSA ALE
                        Fax: (703) 683-2233
                        Attention: The President.

            or to such other address or telex or fax number as is notified by either party to the other party to this Agreement.

19.7 This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

19.8 This Agreement is the sole and entire agreement between Lessor and Lessee in relation to the leasing of the Aircraft, and supersedes all previous agreements in relation to such leasing. Each of Lessee and Lessor represents for itself that no broker has been retained by it in connection with this Agreement or the other Operative Documents.

19.9 This Agreement is intended by the parties to be a lease between Lessor and Lessee. Any waivers, consents, deferrals of the payment of Rent or Reserve Rates are not intended to be an agreement by Lessor to make any capital contribution to the business of Lessee or to share in or have liability for any of Lessee's losses, profits, liabilities or obligations. Nothing contained in this Agreement or performed by Lessor in connection herewith and any other agreement between Lessor and Lessee whether now existing or entered into in the future shall make Lessor a partner or a joint venturer of Lessee and shall not for any purpose be construed as a joint-venture between the parties hereto.

19.10       [Intentionally Omitted].

19.11 Section 1110: Lessee acknowledges that Lessor would not have entered into this Agreement unless it had available to it the benefits of a lessor under Section 1110 of Title 11 of the United States Code. Lessee and Lessor hereby state that this Agreement is intended to be a true lease for U.S. Internal Revenue Code purposes. Lessee covenants and agrees with Lessor that to better ensure the availability of such benefits, Lessee shall support any motion, petition or application filed by Lessor with any bankruptcy court having jurisdiction over Lessee, whereby Lessor seeks recovery of possession of the Aircraft under said Section 1110 and shall not in any way oppose such action by Lessor unless Lessee shall have complied with the requirements of said Section 1110 to be fulfilled in order to entitle Lessee to continued use and possession of the Aircraft hereunder. In the event said Section 1110 is amended, or if it is repealed and another statute is enacted in lieu thereof, Lessor and Lessee agree to amend this Agreement and take such other action not inconsistent with this Agreement as Lessor reasonably deems necessary so as to afford to Lessor the rights and benefits as such amended or substituted statute confers upon owners and lessors of aircraft similarly situated to Lessor.

19.12 First Security Bank of Utah, N.A. ("FSBU") is entering into this Agreement solely as trustee under the Trust Agreement and not in its individual capacity and in no case whatsoever shall FSBU (or any entity acting as successor trustee under the Trust Agreement) be personally liable on, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations of Lessor hereunder as to all of which the other party hereto agrees to look solely to the Trust Estate, except for any loss caused by FSBU's own willful misconduct or gross negligence. FSBU warrants that the Aircraft shall be free of liens attributable to FSBU in its individual capacity which do not arise from its actions as lessor under this Agreement and that it shall be personally liable to Lessee for any Claim against Lessee in respect of any statements, representations, warranties, agreements or obligations contained herein which are expressly made in its individual capacity.

19.13 As between Lessor and Lessee, if Lessee fails to make any payment of Rent or Reserve Rate required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, Lessor may itself make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the reasonable and properly documented expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the interest rate defined in Appendix D, Article 6, shall be deemed Supplemental Rent, payable by Lessee upon demand.

      IN WITNESS whereof the parties have executed this Agreement the day and year first herein written.

SIGNED on behalf of                               SIGNED on behalf of

FIRST SECURITY BANK OF UTAH, N.A.                 MIDWAY AIRLINES
not in its individual capacity,                   CORPORATION
except as expressly set forth herein,
but solely as owner trustee


By: /s/ Greg A. Hawley                            By:
    ---------------------------------                 --------------------------
     Greg A. Hawley
Its: Assistant Vice President                     Its:
    ---------------------------------                 --------------------------

      IN WITNESS whereof the parties have executed this Agreement the day and year first herein written.

SIGNED on behalf of                               SIGNED on behalf of

FIRST SECURITY BANK                               MIDWAY AIRLINES CORPORATION
  OF UTAH, N.A.
not in its individual
capacity, except as -
expressly set forth
herein, but solely
as owner trustee


By:                                               By: /s/ [ILLEGIBLE]
   ----------------------------                       --------------------------
Its:                                              Its: VP
   ----------------------------                       --------------------------

                                   APPENDIX A

                             DESCRIPTION OF AIRCRAFT

                                                                       Number of
Manufacturer         Model        Serial No.        Engines            Engines
------------         -----        ----------        -------            ---------

Fokker               100          11475             Rolls Royce        Two
                                                    Tay MK 650-15

            1. On the Delivery Date the Aircraft shall be new and shall comply with the detailed description contained in this Appendix A, as may be amended from time to time, and which is attached hereto as Appendix A-1.

            2. The Aircraft at delivery will have an FAA Type Certificate and a Netherlands Certificate of Airworthiness for Export, which will make the Aircraft eligible for an FAA Standard Airworthiness Certificate. The Aircraft shall at delivery also meet FAR 121 requirements promulgated or in effect and known to Lessor or Manufacturer on June 27, 1993.

                                                                    APPENDIX A-1

                             AIRCRAFT CONFIGURATION
                         relating to Fokker 100 aircraft

--------------------------------------------------------------------------------

This Appendix A-1 consists of the following parts:

    -    Part A:  Type Specification.

    -    Part B:  Specification items for Fokker 100
                  aircraft in addition to the Type
                  Specification.

    -    Part C:  Seller Furnished Equipment.


                                                                         Page: 1

                                                            APPENDIX A-1, Part A

PART A:     TYPE SPECIFICATION

Type Specification as per printed copy supplied by Lessor to Lessee.

     Reference document       :       TD F28:PL-004

     Date of issue            :       February 1, 1983

     Date of latest amendment :       July 1, 1991

     Engine specification     :       Rolls-Royce Tay Mk650-15 as affected by
                                      72-00 in Part B


                                                                         Page: 2

                                                            APPENDIX A-1, Part B

PART B:     SPECIFICATION ITEMS FOR FOKKER 100 AIRCRAFT --
            IN ADDITION TO THE TYPE SPECIFICATION

--------------------------------------------------------------------------------
ATA CHAPTER     DESCRIPTION                                             WEIGHT
                                                                        IN LBS.
--------------------------------------------------------------------------------

02              GENERAL REQUIREMENTS

02-20.02        FAA Certification                                          0

                The aircraft is configured in accordance with the FAA requirements originating from the FAA Type
                Certification. Operational requirements, possibly requested by local airworthiness authorities are not included.

02-20.10        FAR 121 Requirements                                      TBD

                To comply with FAR 121 requirements the following changes will be made to the aircraft:

                -   Certificate holder (ref. 25-19)
                -   Medical kit (ref. 25-60)
                -   Second megaphone (ref. 23-33)
                -   3 additional smoke hoods (ref. 35-30)
                -   Life vests for crew (ref. 25-60)
                -   Red anti-collision lights (ref. 33-42)
                -   Seat cushions as flotation devices (ref. 25-21)
                - Placards and markings to comply with FAA requirements (ref. 11-30)
                - At least 50% of aisle seats will have movable arm rests (ref. 25-21).

02-51.10        Exterior Finish                                           0

                The exterior decorative paint scheme shall be as specified by Customer. Wings will be white.


                                                                         Page: 3

                                                            APPENDIX A-1, Part B

--------------------------------------------------------------------------------
ATA CHAPTER     DESCRIPTION                                             WEIGHT
                                                                        IN LBS.
--------------------------------------------------------------------------------

02-81.01        SFE i.l.o. BFE                                            0

                All Systems and Components as listed in the Type Specification as Buyer Furnished Equipment (BFE) shall be supplied as Seller Furnished Equipment (SFE). In addition to this all equipment related to the Specification items in Part B shall also be Seller Furnished Equipment.

03              STRUCTURAL DESIGN CRITERIA

03-20.01        Increased Design Weights                                  0

                The aircraft shall be certified for operation with the following design weights:

                   Maximum Take-off Weight         98,000 lbs.
                   Maximum Zero Fuel Weight        81,000 lbs.
                   Maximum Landing Weight          88,000 lbs.
                   Maximum Taxi Weight             98,500 lbs.

11              PLACARDS AND MARKINGS

11-20.10        Exterior Placards and Markings                            0

                Exterior placards and markings shall be in English Units of measurement.

11-30.10        Interior Placards and Markings                            0

                Interior placards and markings shall be adapted for FAA/FAR requirements, and shall be in English Units of measurement.


                                                                         Page: 4

                                                            APPENDIX A-1, Part B

--------------------------------------------------------------------------------
ATA CHAPTER     DESCRIPTION                                             WEIGHT
                                                                        IN LBS.
--------------------------------------------------------------------------------

23              COMMUNICATIONS

23-11.01        HF Communication System Provisions                        31

                The aircraft shall have full provisions for a single Collins HF Communication system according to ARINC 719 characteristics.

                To arrive at an operational system, the following equipment has to be added to the Specification:

                -   (01) Transceiver,      Collins HFS 700
                -   (01) Antenna tuner,    Collins 490S-1
                -   (01) Control Panel,    Gables

23-32.01        Passenger Entertainment System                            22

                Installation of a pre-recorded announcement and boarding music system. The system comprises a Matsushita RDAX 7201 recorder system.

23-33.10        Portable Communications                                  TBD

                Installation of one additional megaphone in the rear of the passenger compartment, in the left-hand rear stowage.

24              ELECTRICAL POWER

24-55.10        Razor Outlets in Lavatories                               0

                Installation of 110 V AC razor power outlets in the aft lavatories (i.l.o. the 220 V AC supply).


                                                                         Page: 5

                                                            APPENDIX A-1, Part B

--------------------------------------------------------------------------------
ATA CHAPTER     DESCRIPTION                                             WEIGHT
                                                                        IN LBS.
--------------------------------------------------------------------------------

25              EQUIPMENT/FURNISHINGS

25-19.10        Certificate Holder                                       Negl.

                A certificate holder shall be installed in the flight compartment on the cockpit door.

25-20.10        Passenger Compartment Lay-out                            TBD

                The Passenger compartment lay-out shall be as per attached Fokker drawing F100-04-145, sheet 2, issue B. This lay-out features:

                -   100 passengers at 34 (33) inch seat-pitch
                -   One Half-size Galley 1 (see attached drawing)
                -   One Full-size Galley 2 (see attached drawing)
                -   Two Lavatories
                -   Stowage compartment in forward cabin
                -   Wardrobe in forward cabin
                -   4 Cabin Attendant seats

                In the layout, a 13-inch passage-way at the triple seat side , and a 10-inch passageway at the double seat side, near the overwing emergency exits are anticipated to comply with the FAR regulations. This results in 5 triple seats at 33 inch pitch. It Is the Customer's responsibility to get approval for this layout from the FAA. Color and materials for seat covers, curtain, carpet and entrance floor will be as specified by Customer.

25-21.11        Dual Aft Facing Cabin Attendant Seat                     29

                Installation of a rear facing double cabin attendant seat in the entrance against forward wardrobe/stowage wall, on floor hardpoints and a third top-point, i.l.o. the standard single seat.


                                                                         Page: 6

                             [GRAPHIC DESCRIPTION]


   The passenger compartment layout per attached Fokker drawing F100-04-145, sheet 2, issue B.

   The Layout features

   -  100 passengers at 34(33) inch seat pitch
   -  One half-size galley
   -  One full size galley
   -  two lavatories
   -  stowage compartment in forward compartment
   -  Wardrobe in forward cabin
   -  4 cabin Attendants

                             [GRAPHIC DESCRIPTION]


   Fokker drawing of half-size galley and full-size galley.

                                                            APPENDIX A-1, Part B

--------------------------------------------------------------------------------
ATA CHAPTER     DESCRIPTION                                             WEIGHT
                                                                        IN LBS.
--------------------------------------------------------------------------------

25-21.10        Passenger seats                                          803
                                                             (Delta to standard)

                The passenger seats will be Flight Equipment FEEL Space Gen III, with leather seat covers. Due to leather covering, cushion material has to be changed for fire blocking requirements. Seats shall have cushions to be used as flotation devices. Seats will be modified with movable armrests on aisle side, except near the overwing emergency exits. The leather seat covers are priced separately in Specification Change Notice JE1 25-21.10. Price is US$ 30,000. - per aircraft (price level Sept. 93), to be paid on or before delivery of the aircraft.

25-23.01        Window Blinds                                             57

                Installation of a rolling blind in each window of the passenger compartment.

25-29           Aft Trolley Stowage / Wardrobe                            53

                The standard wardrobes in the rear of the aircraft cabin (forward of the lavatories) shall be made suitable for stowage of one half size trolley (one on each side) and a standard container unit.

                The stowage shall be closed by means of a door. A folding panel shall allow the use of the compartment as wardrobe.

25-31           Curtain between Galley 1 and 2                            4

                A curtain will be installed between Galley 1 and 2 to be able to close the Galley area from the passenger entrance and aisle.


                                                                         Page: 7

                                                            APPENDIX A-1, Part B

--------------------------------------------------------------------------------
ATA CHAPTER     DESCRIPTION                                             WEIGHT
                                                                        IN LBS.
--------------------------------------------------------------------------------

26-60.10        Emergency Equipment                                       TBD

                Emergency equipment and locations shall be as per attached drawing. In addition to the standard aircraft the following equipment has been added:

                -   Second megaphone
                    (p/n S243,Ovenaire-Audio-Carpenter)
                -   Crash axe (p/n 42D8331, Van Dusen)
                -   Medical kit (p/n TBD)
                -   Crew life vests (p/n S21850-7300, Switlik)
                -   Passenger flotation cushions
                -   Escape slide for forward opening
                    passenger door
                -   Additional flashlight for additional
                    cabin attendant seat in front cabin
                -   3 Smokehoods located near the
                    portable fire extinguishers
                    (p/n 119003, Puritan Bennett)

25-61.01        Crash Axe                                                 2

                A crash axe shall be installed in the flight compartment. The axe shall be located on the RH aft wall, with the blade housed in a protective cover.

25-63.01        Emergency Locator Transmitter                             7

                An emergency locator transmitter shall be installed, comprising the following components:

                -   Emergency  locator  transmitter,
                    located in the ceiling at the rear of
                    the passenger compartment;
                -   Antenna, mounted on the upper
                    fuselage;
                -   Test switch, located on the overhead
                    panel in the flight compartment.


                                                                         Page: 8

                             [GRAPHIC DESCRIPTION]


   Layout of emergency equipment and locations.

                                                            APPENDIX A-1, Part B

--------------------------------------------------------------------------------
ATA CHAPTER     DESCRIPTION                                             WEIGHT
                                                                        IN LBS.
--------------------------------------------------------------------------------

26              FIRE PROTECTION

26-12.01        Audible Fire Warning Horn                                  4

                Installation of a warning horn in the nose landing gear bay for audible APU fire warning during APU ground operation. The function of the warning horn will be inhibited during an APU fire warning test.

28              FUEL

28-40.10        Fuel Quantity Indication                                   0

                Fuel quantity indication in the flight compartment and on the fueling control panel shall be in pounds (lbs.). (Installation of alternate part number for combined processor totalizer). Fuel related data on FMS shall be in pounds (lbs.).

                Fuel flow display in the MFDS shall be in pounds per hour (lbs/hr.).

                Magnetic fuel level indicators will be adapted to read in pounds (lbs.) or U.S. Gallons.

31              INDICATING/RECORDING SYSTEMS

31-00.10        Instrument Calibration                                     0

                Instrument calibration shall be in English units:

                -    (degree)F       i.l.o.     (degree)C
                -    lbs             i.l.o.     kg
                -    inches Hg       i.l.o.     mbar
                -    feet            i.l.o.     m


                                                                         Page: 9

                                                            APPENDIX A-1, Part B

--------------------------------------------------------------------------------
ATA CHAPTER     DESCRIPTION                                             WEIGHT
                                                                        IN LBS.
--------------------------------------------------------------------------------

33              LIGHTS

33-28.01        Galley Area Light                                          2

                A light shall be installed int he ceiling between galley 1 and 2, and shall be controlled by a switch located on galley 1.

33-42.10        Anti-Collision Lights                                      0

                Two anti-collision lights with red lens i.l.o. the standard clear lens shall be installed.

33-46.01        Logo Lights                                               11

                Light fixtures will be installed on the inboard side of the outboard flap track fairings, to illuminate both sides of the vertical stabilizer.

33-47.01        Strobe Lights                                             18

                Installation of high intensity recognition in each wing tip and in the tail cone.

34              NAVIGATION

34-16.01        Windshear                                                  2

                Windshear detection, alerting and recovery guidance shall be incorporated. The Flight Management System shall provide the detection function. The GPWS and EFIS shall provide warning, whereas the recovery guidance/automatic recovery (when selected), is provided by AFCAS.

                In combination with the windshear detection a speedbrake auto retract logic has to be installed.


                                                                        Page: 10

                                                            APPENDIX A-1, Part B

--------------------------------------------------------------------------------
ATA CHAPTER     DESCRIPTION                                             WEIGHT
                                                                        IN LBS.
--------------------------------------------------------------------------------

34-26.01        Flight Director Presentation - V-bars                      0

                This provides V-bar Flight Director presentation instead of the standard crossbar presentation.

34-28.01        Dual IRS                                                  29

                Installation of a dual Inertial Reference System (IRS) i.l.o. the standard installed triple Attitude Heading and Reference System (AHRS). This will comprise the following Seller Furnished Equipment:

                -  (02) IRS unit                        Honeywell
                -  (01) Mode selector panel             Honeywell
                -  (01) Inertial System Display Unit    Honeywell

34-46.10        TCAS II System                                            66

                In combination with the dual ATC S-mode system in 34-54.10, a Bendix TCAS II system shall be installed, comprising the following (Seller Furnished) equipment:

                -   One TCAS II processor in Avionics bay.
                -   Two TCAS omni-directional antennas, on
                    top and bottom of fuselage.
                -   Combined ATC/TCAS control panel.
                -   EFIS control panels with TCAS button.

                TCAS information shall be displayed on EFIS: Traffic alerts on Navigation Display, resolution alerts and vertical escape guidance on the Primary Flight
                Displays.


                                                                        Page: 11

                                                            APPENDIX A-1, Part B

--------------------------------------------------------------------------------
ATA CHAPTER     DESCRIPTION                                             WEIGHT
                                                                        IN LBS.
--------------------------------------------------------------------------------

34-54.10        Dual Air Traffic Control System (ATC)             (See 34-46.10)

                Installation of a dual ATC system with S-mode i.l.o. the baseline single system. This will comprise the following Seller Furnished equipment:

                - Two Bendix ARINC 700 mode-S ATC transponders, located in the aft rack of the avionics bay (Bendix ATC needed due to Bendix TCAS).

                - Three additional antennas, one located on the bottom of the fuselage and two on the top of the fuselage.

                - Two program integrating panels, located in the avionics bay, to provide the aircraft identification code to the S-mode transponders.

34-61.10        FMS Airline Option                                        0

                The so-called Airline option in the FMS will be as developed for US customers. This option deviates from the standard on the following points:

                - Altitude constraints in climb can not be cleared by dialing FMP altitude above constraint altitude.

                -   Deletion of pilot defined waypoints upon landing.

                - Engine Out Acceleration Altitude (EO ACCEL ALT) default set at 800 ft AFL in stead of 1000 ft.

                -   FUEL CONSUMPTION can only be altered by password input.

                - No holding fuel (FINAL/TIME) and no route reserve % (RTE RES) on CDU, only dedicated total reserve fuel (RTE RES FUEL). Default is changeable, but is set at 3.3 klbs.


                                                                        Page: 12

                                                            APPENDIX A-1, Part B

--------------------------------------------------------------------------------
ATA CHAPTER     DESCRIPTION                                             WEIGHT
                                                                        IN LBS.
--------------------------------------------------------------------------------

38              WATER/WASTE

38-12.02        Water Heater                                              13

                Installation of a water faucet with two "PUSH" switches for hot/cold (red/blue) water. The faucet opens when actuated and automatically closes after approx. 5 seconds. To provide warm water to the faucet, a heater is installed in each toilet.

                The installation comprises the following Seller
                Furnished units:

                - (02)      Heater          Inventum
                - (02)      Faucet          Adams Rite

49              AIRBORNE AUXILIARY POWER

49-10.01        APU                                                      TBD

                An Auxiliary Power Unit (APU) GTCP36-150 RR with increased starting and loading capabilities will be installed instead of the GTCP3-150R.

52              DOORS

52-13.01        Forward Opening Passenger Door                           29

                A forward opening passenger door shall be installed instead of the downward opening door with integral airstair. In addition, an escape slide plus cover will be installed.


                                                                        Page: 13

                                                            APPENDIX A-1, Part B

--------------------------------------------------------------------------------
ATA CHAPTER     DESCRIPTION                                             WEIGHT
                                                                        IN LBS.
--------------------------------------------------------------------------------

52-31.01        Enlarged Cargo Compartment Doors                         560

                The aircraft will be equipped with enlarged, upward opening cargo doors, i.l.o. the standard downward opening doors.

52-70.01        Avionics Bay Access Hatch Warning                          2

                Two micro switches shall be installed on each of the two avionics hatches to detect an unlocked (or open) condition. Separate warnings, one for each hatch, shall be supplied to the flight warning computer and displayed on the Multi-Function Display System (MFDS).

53              FUSELAGE

53-73.01        Scuff Plate Service/Emergency Door                         9

                A corrosion resistant steel scuff plate shall be installed around the lower end of the forward S/E door opening. The scuff plate shall be easily removable.



53-73.02        Scuff Plate Forward Opening Passenger Door                11

                A corrosion resistant steel scuff plate shall be installed around the lower end of the opening of the forward opening passenger door. The scuff plate shall be easily removable.

53-73.03        Scuff Plates Enlarged Cargo Doors                         53

                A corrosion resistant steel scuff plate shall be installed around the lower end of each cargo compartment door opening. The scuff plates shall be easily removable.


                                                                        Page: 14

                                                            APPENDIX A-1, Part B

--------------------------------------------------------------------------------
ATA CHAPTER     DESCRIPTION                                             WEIGHT
                                                                        IN LBS.
--------------------------------------------------------------------------------

72              ENGINES

72-00.01        Engine Installation                                      302

                Installation of two Rolls-Royce Tay Mk650-15 turbofan engines, i.l.o. the standard Tay Mk 620-15 engines.


                                                                        Page: 15

                                                            APPENDIX A-1, Part C

PART C:                   SELLER FURNISHED EQUIPMENT
                          (Type Specification Equipment plus adaptions for Additional Specification items in Part B)

--------------------------------------------------------------------------------
ATA    DESCRIPTION                      QTY.   PARTNUMBER        VENDOR
--------------------------------------------------------------------------------

23     COMMUNICATIONS

23-12  VHF Transceiver ARINC 700         2     622-5219-003     Collins

23-31  Amplifier type PAU-700            1     662-5342-001     Collins

23-32  Passenger entertainment           1     RDAX 7201        Matsushita
       Tape reproducer

23-32  Control Panel                     1     RDAX 7211        Matsushita

23-33  Megaphone                         2     S243             Ovenaire-Audio-
                                                                Carpenter

23-71  Cockpit Voice Recorder            1     93A100-80        Fairchild
       type A-100A

23-71  Microphone monitor                1     93Al51-20        Fairchild

25     EQUIPMENT & FURNISHING

25-21  Passenger Seats, Triple           15    D3111F814-10     Flight Equipment
                                         1     D3111F802-10     Flight Equipment
                                         1     D3111F806-10     Flight Equipment
                                         1     D3111F812-10     Flight Equipment
                                         1     D3111F904-10     Flight Equipment
                                         1     D3111F904-10     Flight Equipment

25-21 Passenger Seats, Double            15    D2111F623-10     Flight Equipment
                                         1     D2111F611-10     Flight Equipment
                                         1     D2111F615-10     Flight Equipment
                                         1     D2111F621-10     Flight Equipment
                                         1     D2111F667-10     Flight Equipment
                                         1     D2111F667-10     Flight Equipment


                                                                        Page: 16

                                                            APPENDIX A-1, Part C

--------------------------------------------------------------------------------
ATA    DESCRIPTION                     QTY.   PARTNUMBER        VENDOR
--------------------------------------------------------------------------------

25-21  Seatbelt                        100    500810HT14B3AD-   American Safety
                                              500810HT14B34-2258

25-31  Galley 1                        1      1001X01A00000     Sell

25.31  Container                       1      DLH306-16         Driessen

25-31  Coffee-maker                    2      50405-200         Nordskog

25-31  Trolley, hall-size (KSSU)       3      DLH573-043        Driessen

25-32  Galley 2                        1      1001X02A00000     Sell

25-32  Hot/Cold jug                    3      DLH141-066        Driessen

25-32  Oven                            3      8054-01-0000      Sell

25-32  Oven Control Panel              3      7110-26-0000      Sell

25-32  Trolley, full-size (KSSU)       3      DLH621-37         Driessen

25-61  Crash Axe                       1      42D8331           Van Dusen

25-63  Emergency Locator Transmitter   1      DMELT8-1          Dorne & Margolin

31     INSTRUMENTS

31-31  Flight Data Recorder            1      17M800-261        Fairchild

34     NAVIGATION

34-28  Inertial Reference Unit         2      HG1050AD05        Honeywell

34-28  Mode Selector Unit              1      CG1288AC01        Honeywell

34-28  Inertial System Display Unit    1      CG1135AC02        Honeywell


                                                                        Page: 17

                                                            APPENDIX A-1, Part C

--------------------------------------------------------------------------------
ATA    DESCRIPTION                      QTY.   PARTNUMBER        VENDOR
--------------------------------------------------------------------------------

34-32  Receiver, ILS, ARINC 700          2     622-5221-002      Collins

34-41  Weather Radar Transceiver         1     622-5132-104      Collins

34-41  Weather radar control panel       1     622-5129-106      Collins

34-41  Weather Radar Antenna             1     622-5137-201      Collins

34-41  Antenna Pedestal                  1     622-5135-202      Collins

34-42  Radio Altimeter Transceiver       2     F6170             TRT
       Type AHV53O - Arinc 700

34-42  Radio Altimeter Antenna           4     S67-2002-19       Sensor Systems

34-43  Ground Prox Warning Comp          1     965-0676-003      Sundstrand
       Type Mk V

34-46  TCAS II Processor                 1     066-50000-8102    Bendix

34-51  VOR Receiver, ARINC 700           2     622-5220-002      Collins

34-52  DME Interrogator, ARINC 700       2     622-4540--001     Collins

34-53  ADF Receiver, ARINC 700           1     622-5222-002      Collins

34-54  ATC Transponder Mode-S            2     066-01127-1101    Bendix


                                                                        Page: 18

                              APPENDIX B

FURTHER DEFINITIONS AND VALUES

AGREED VALUE             :            {***} for the first year of the Term
                                      through and including the first
                                      anniversary date of the Delivery Date,
                                      and for each subsequent year the Agreed
                                      Value shall be:

                                      Second Year:  {***}
                                      Third Year:   {***}
                                      Fourth Year:  {***}
                                      Fifth Year:   {***}
                                      Sixth Year:   {***}
                                      Seventh Year: {***}
                                      Eighth Year:  {***}
                                      Ninth Year:   {***}
                                      Tenth Year:   {***}

                                      provided that the Agreed Value for any of the above years may be adjusted up to FMV (but never in excess {***} if Lessor provides to Lessee an independent appraisal (at Lessor's cost) prior to the beginning of any such year. If Lessee does not agree to such appraised value, Lessee may follow the Appraisal Procedure by giving Lessor written notice of election to so proceed within 20 days of receipt of Lessor's independent appraisal.

ASSUMED RENT              :           (a) {***} for the Aircraft during year one
                                          up to and including year three of the
                                          Term; and

                          :           (b) {***} for the Aircraft during year
                                          four up to and including year ten of
                                          the Term

DEPOSIT                   :           {***}

ENUMERATED FINANCIAL
MILESTONES                :           (1) all deferred amounts of Rent, Reserve
                                      Rate and Deposits under this Agreement and all Other Aircraft Agreements have been paid in full; and (2) Lessor shall have received evidence satisfactory to it that Lessee has had a net income of $5,000,000
                                      (Dollars Five Million) as determined in
                                      accordance with generally accepted United
                                      States accounting principles consistently applied for each of three consecutive fiscal years.

ESCALATED RENT             :          the Assumed Rent for the Aircraft adjusted
                                      in accordance with the provisions of
                                      Appendix D Paragraph 2.2.

PARTIAL LOSS AMOUNT        :          $250,000, provided, however, that if the
                                      Enumerated Financial Milestones have been achieved, then $500,000.

RENT                       :          the Escalated Rent for the Aircraft,
                                      (adjusted in accordance with the
                                      provisions of Appendix D Paragraphs 2.3,
                                      2.6, 2.7 and 2.8).

RESERVE RATE               :          (a) {***} for the months one up to and
                                          including twelve of the Term;

                                      (b) {***} for the months thirteen up to
                                          and including twenty four of the Term;
                                          and

                                      (c) {***} for the months twenty five up
                                          to and including one hundred twenty
                                          of the Term.

                                   APPENDIX C

CERTIFICATE OF ACCEPTANCE

This Certificate of Acceptance is delivered, on and as of the date set forth below, by Midway Airlines Corporation (herein referred to as "Lessee") to First Security Bank of Utah, N.A., not in its individual capacity but solely as trustee, (herein referred to as "Lessor") pursuant to that Aircraft Operating Lease Agreement dated as of November 1, 1993 between Lessor and Lessee (herein referred to as the "Agreement"):

1.    Details of Acceptance

      Lessee hereby indicates and confirms to Lessor, its successors and assigns, that the Lessee has at ______ o'clock on this _____ day of _____ 199_ at _____ Airport, ______ accepted the following, in accordance with the provisions of the Agreement:

      (a)   Fokker 100 airframe, Manufacturer's serial Number 11445

      (b) Rolls Royce Tay Mk 650-15 Engines (each of which engines has 750 or more rated takeoff horsepower).

            Engine Number Manufacturer's S/N

            1. ______
            2. ______

      (c)   Fuel Status: ___________ kilos; ________litres

      (d) Loose Equipment Check List: as per list signed by Lessor and Lessee and attached.

2.    Confirmation of Undertakings

      The terms used in this Certificate shall have the meanings given to such terms in the Agreement.

      The Lessee confirms that today being the Delivery Date as defined in the
      Agreement:

      (i) the Aircraft is duly accepted by the Lessee in accordance with and subject to the provisions of the Agreement and the execution and delivery of this Certificate constitutes the acceptance of the Aircraft by the Lessee for all purposes of the Agreement. DELIVERY BY LESSEE TO LESSOR OF THIS CERTIFICATE OF ACCEPTANCE SHALL CONSTITUTE CONCLUSIVE PROOF AS BETWEEN LESSOR AND LESSEE THAT ON THE DELIVERY DATE LESSEE'S TECHNICAL EXPERTS EXAMINED AND INVESTIGATED THE AIRCRAFT AND EVERY PART THEREOF AND THAT THE AIRCRAFT AND EVERY PART THEREOF CORRESPOND TO THE DESCRIPTION SPECIFIED IN APPENDIX A TO THE AGREEMENT AND ARE AIRWORTHY AND IN GOOD WORKING ORDER AND REPAIR, WITHOUT DEFECT WHETHER OR NOT DISCOVERABLE AS AT THE DELIVERY DATE AND IN EVERY WAY SATISFACTORY TO LESSEE;

      (ii) the Lessee is obliged to pay to the Lessor the amount provided for in the Agreement with respect to the Aircraft;

      (iii) the Aircraft is insured in accordance with the Agreement;

      (iv) the representations and warranties contained in Article 13 of the Agreement remain, and if made at the date of this Certificate of Acceptance, would be, true and correct in all respects;

      (v) there have been affixed to the Aircraft and the Engines the fire resistant notices required by Article 4.3 of the Agreement;

      (vi) the Lessee has no right of set-off, deduction, withholding or counterclaim against the Lessor whatsoever; and

      (vii) no Default is subsisting.

IN WITNESS WHEREOF, Lessee has caused this Certificate of Acceptance to be executed in its name, by its duly authorized officer(s) or representative(s), pursuant to due corporate authority, all as of the date written in Paragraph 1 above.

MIDWAY AIRLINES CORPORATION


By:
    ---------------------------
Title:
       ------------------------

                                   APPENDIX D

CHARGES

1.    Deposit

      Lessor has received payment of {***} for the Aircraft before the date of this Agreement.

      Lessee shall pay the balance of the Deposit to Lessor in thirty four (34) consecutive equal monthly installments for the first time on or before the first Business Day ninety days after the date of the start of revenue operation by Lessee and thereafter each time on the corresponding day in following calendar month and, if that is not a Business Day, then on the last Business Day preceding such numerically corresponding day.

      The Deposit shall be held by Lessor during the Term as security for the full and punctual performance of all of Lessee's obligations to Lessor under this Agreement. Lessor may, but shall not be obliged to, apply the Deposit in whole or in part for the payment of any rent, maintenance accruals, indemnities, attorneys fees and other expenses, insurance and other casualty payments and any other amount owing from time to time by Lessee hereunder or any other Operative Document, between Beneficiary or its affiliate companies, and Lessee, or for the payment of any loss or damage suffered by Lessor as a result of any Event of Default or utilize the Deposit in whole or in part to perform any of Lessee's obligations under this Agreement or otherwise remedy any other Event of Default, including, without limitation, in the redelivery condition for the Aircraft without prejudice to any other remedy of Lessor. In any such event Lessee shall on demand restore the Deposit to the full amount provided for herein by payment to Lessor of an amount in cash equal to the amount applied or utilized. Lessee shall not attempt to subject the Deposit to any other lien, security interest, charge or other encumbrance or assign any interest therein to any other person and, to the extent of its interest therein, if any, Lessee hereby grants to Lessor a security interest in the Deposit and assigns and transfers to Lessor any and all of Lessee's right, title and interest therein, if any, as security as provided above, and Lessor shall be entitled to the remedy of offset against and application of the Deposit, without any notice to or demand against Lessee, all of which are hereby waived. Lessee further agrees that the Deposit may be, without derogating from the terms of this Agreement, be assigned as security to the Bank or transferred to any other transferee of Lessor. Should any Event of Default hereunder occur, the Deposit shall automatically be applied to any sum due to Lessor or as a prepayment of any sum to become payable to Lessor, unless Lessor thereafter elects otherwise by notice to Lessee.

      Any remaining Deposit shall be repaid by Lessor to Lessee ten (10) days following the Expiry Date or other date after redelivery of the Aircraft in accordance with this Agreement. In the event there is a dispute as to whether Lessee is entitled to a return of any portion of the Deposit, Lessor shall so return the undisputed amount of the Deposit. Upon a repayment of such Deposit or portion thereof, Lessor's security interest in and assignment of such Deposit or portion thereof being repaid shall be deemed released.

      Lessor's obligations in respect of the return of the Deposit shall be those of debtor of Lessee, not of a trustee or other fiduciary.


      The Deposit shall bear interest on the amounts then held at a rate of interest per annum yielding $10,500 (Dollars Ten Thousand Five Hundred) per year payable annually commencing on the first anniversary of the Delivery Date, and on each anniversary thereafter unless the Deposit and interest thereon shall have been applied pursuant to this Agreement. Any reference to the Deposit in this Agreement shall include the interest accumulated thereon and not paid to Lessee.

2.    Rent

      2.1 For the purposes of the calculation and payment of Rent, the Term shall be divided into two sets of periods ("Rental Periods" and "Rental Adjustment Periods").

            Rent shall be due and payable on each Rent Date. If such date is not a Business Day then Rent shall be due and payable on the last Business Day preceding such date.

      2.2 The Escalated Rent shall be calculated by increasing the Assumed Rent with a fixed escalation factor of one half of one percent (0.5%) per month or a pro rata portion thereof as from the month of September, 1993 up to and including the month of delivery of the Aircraft under the One Year Lease.

      2.3.1 The Rent payable in respect of the Rental Periods One (1) up to and including Thirty Six (36) is based on an assumed three-years US Treasury Bond Rate of Four point Ten percent (4.10%) per annum. To the extent that the actual US Treasury Bond Rate varies from 4.10% per annum on the delivery of the Aircraft, the Rent will be adjusted up or down with $16,500.00 (Dollars Sixteen Thousand Five Hundred) per month for each one percent of variation (or pro rated in the case the variation is less than one Percent (1%)). The amount of $16,500.00 (Dollars Sixteen Thousand Five Hundred) shall have been, upon delivery of the Aircraft, adjusted with the escalation factor mentioned in 2.2 of this Appendix D.

      2.3.2 The Rent payable in respect of the Rental Period Thirty Seven (37) up to and including One Hundred Twenty (120) shall be adjusted upward or downward calculated as follows:

            E  +  ((L - Y) x N), where

            E     is the Escalated Rent, and

            Y     is Three point Twenty Five percent (3.25%)

            L means the arithmetic mean expressed as a number (i.e., 40 per cent is 40 and not 0.4) of the rates of interest per cent per annum (rounded if not already such a multiple, to the nearest whole multiple of 1/16th of one per cent.) at which, at or about 11.00 a.m. (London time) on the day two Business Days before the beginning of the Rental Adjustment Period in which such Rental Period falls, deposits in Dollars are offered for the duration of such Rental Adjustment Period on the REUTERS "LIBO" page (or such other page as may replace it from time to time) ("LIBOR"), and

            N     is $15,318.00 if such Rental Period falls in the seventh
                                Rental Adjustment Period;

                  is $14,927.00 if such Rental Period falls in the eighth Rental
                                Adjustment Period;

                  is $14,527.00 if such Rental Period falls in the ninth Rental
                                Adjustment Period;

                  is $14,119.00 if such Rental Period falls in the tenth Rental
                                Adjustment Period;

                  is $13,702.00 if such Rental Period falls in the eleventh
                                Rental Adjustment Period;

                  is $13,277.00 if such Rental Period falls in the twelfth
                                Rental Adjustment Period;

                  is $12,842.00 if such Rental Period falls in the thirteenth
                                Rental Adjustment Period;

                  is $12,399.00 if such Rental Period falls in the fourteenth
                                Rental Adjustment Period;

                  is $11,945.00 if such Rental Period falls in the fifteenth
                                Rental Adjustment Period;

                  is $11,482.00 if such Rental Period falls in the sixteenth
                                Rental Adjustment Period;

                  is $11,010.00 if such Rental Period falls in the seventeenth
                                Rental Adjustment Period;

                  is $10,527.00 if such Rental Period falls in the eighteenth
                                Rental Adjustment Period;

                  is $10,034.00 if such Rental Period falls in the nineteenth
                                Rental Adjustment Period;

                  is $9,530.00 if such Rental Period falls in the twentieth
                               Rental Adjustment Period;

            Such N-amounts shall - upon delivery of the Aircraft - be adjusted with the escalation factor mentioned in Article 2.2. of this Appendix D.

      2.3.3 The monthly Escalated Rent shall also be adjusted upward by an amount equal to $875 (Dollars Eight Hundred Seventy Five) per month which shall be payable to Lessor by check annually commencing on the first anniversary of the Delivery Date, and on each anniversary thereafter. Lessee may elect to authorize Lessor in writing to set-off amounts payable pursuant to this Article 2.3.3 against interest on the Deposit which is payable by Lessor pursuant to
            Article 1 of this Appendix D irrespective of whether or not an Event of Default shall have occurred and be continuing.

      2.4 Any notice with respect to rental adjustments given by Lessor shall set out the basis of calculation of "L" and of the Rent specified therein and shall, save in the case of manifest error, be conclusive.

      2.5 The payment of the Rent for the first three (3) months shall be deferred. The aggregate amount of such deferred Rent shall be paid by Lessee to Lessor in twenty four (24) consecutive equal monthly installments for the first time on or before the first Business Day on which Rent is payable pursuant to 2.1 above occurring one (1) year after the date of the start of revenue operation by Lessee and thereafter on each Rent Date.

      2.6 To finance the payments required to be paid by Lessee under Article 8.2(a)(i), the Escalated Rent shall also be adjusted upward in an amount (the "Adjustment Amount") of $1,551 (Dollars One Thousand Five Hundred Fifty One) for each Rent Date through and including the forty eighth Rent Date. If a Casualty Occurrence occurs on or prior to such forty eighth Rent Date, an amount (the "Additional Amount") in Dollars equal to the present value (discounted at the interest rate of six point one percent (6.1%)), of all unpaid Adjustment Amounts through the Rent Date on or immediately preceding the date of the Casualty Occurrence shall be due and payable, with interest thereon at six point one percent (6.1%), on the date on which Agreed Value is payable pursuant to
            Article 17.2(b).

      2.7 Lessee shall pay to Lessor all reasonable expenses paid to third parties (including legal, printing and out-of-pocket expenses) incurred or payable by Lessor in connection with the negotiation, preparation and execution of the first refinancing of the Aircraft and this Agreement by the initial Lessor and its Beneficiary with a Bank and the related first assignment by Lessor (in its trust capacity) or its Beneficiary to another Lessor or Beneficiary with a related Bank financing, subject, however, that Lessee's obligation to pay such expenses is limited to $150,000 (Dollars One Hundred Fifty Thousand) for such first refinancing of the Aircraft and if such first refinancing transaction includes the first refinancing of aircraft which are the subject of Other Aircraft Agreements, then Lessee's obligation to pay such expenses pursuant to this Article
            2.7 and Article 2.7 of Appendix D in each applicable Other Aircraft Agreement, in the aggregate shall be limited to the foregoing $150,000 plus (x) $100,000 (Dollars One Hundred Thousand) for a first refinancing transaction involving one additional aircraft; and
            (y) $50,000 (Dollars Fifty Thousand) per each further additional aircraft. Lessor hereby agrees to finance the payments required to be paid by Lessee under this Article 2.7 as follows: The Escalated Rent shall be adjusted upward for each Rent Date commencing on the Rent Date next succeeding the date of the first refinancing described in this Article 2.7 in an amount equal to the expenses referred to herein (subject to the maximum amounts referred to herein) plus the product of such expenses multiplied by an interest rate (the "Aircraft Refinancing Interest Rate") agreed to by Lessee and Beneficiary and calculated on an accrual basis using the same method applied by the Beneficiary in obtaining the monthly Escalated Rent amount set forth in Article 2.6 above, the sum thereof divided by the total number of aircraft which are the subject of the first refinancing described herein (such quotient, the "Aircraft Refinancing Amount") and further divided by the lesser of forty eight (48) or the total number of remaining Rent Dates to occur during the Term (each such amount an "Aircraft Refinancing Installment"). Such amount shall be payable on each Rent Date commencing on the Rent Date next succeeding the date of the first refinancing described in this Article 2.7. If a Casualty Occurrence occurs prior to the payment in full of the Aircraft Refinancing Amount, an amount (in Dollars) equal to the present value (discounted at the Aircraft Refinancing Interest Rate) of all unpaid Aircraft Refinancing Amount through the Rent Date on or immediately preceding the date of the Casualty Occurrence shall be due and payable, with interest thereon at the Aircraft Refinancing Interest Rate, on the date on which Agreed Value is payable pursuant to
            Article 17.2(b).

3.    Reserve Rate

      3.1 In addition to installments of Rent, Lessee shall pay to Lessor the Reserve Rate as follows:

            (a) by way of an Airframe maintenance accrual, the sum of {***} for the months one up to and including twelve of the Term, {***}; for the months thirteen up to and including twenty four of the Term and {***} for the months twenty five up to and including one hundred twenty of the Term for each Flight Hour the Aircraft is operated during the Term ("Airframe Maintenance Accrual"), and

            (b) by way of an Engine maintenance accrual, in respect of each Engine the sum of {***} for the months one up to and including twelve of the Term, {***} for the months thirteen up to and including twenty four of the Term and {***} for the months twenty five up to and including one hundred twenty of the Term for each Flight Hour operated by each Engine during the Term ("Engine Maintenance Accrual"); and

            (c) by way of a landing gear maintenance accrual, the sum of {***} for the months one up to and including twelve of the

                  Term, {***} for the months thirteen up to and including twenty four of the Term and {***} for the months twenty five up to and including one hundred twenty of the Term for each Cycle operated by the landing gear during the Term ("Landing Gear Maintenance Accrual") and

            (d) by way of an A.P.U. maintenance accrual, the sum of {***} for the months one up to and including twelve of the Term, {***} for the months thirteen up to and including twenty four of the Term and {***} for the months twenty five up to and including one hundred twenty of the Term for each Flight Hour operated by the A.P.U. during the Term ("A.P.U. Maintenance Accrual").

            The Airframe, Engine, Landing Gear and A.P.U. Maintenance Accruals accruing in any Rental Period shall be paid by Lessee to Lessor not later than ten (10) days after the end of the calendar month in which such Rental Period shall end. Concurrently with the payment thereof, Lessee shall report to Lessor (in accordance with Article
            7.1 (e)) the number of Flight Hours and Cycles accumulated in respect of the period for which payment is being made.

            The Reserve Rate will be subject to adjustment every six (6) months during the Term by reference for 65% to the Employment and Earnings Index for U.S.A. labor cost average hourly earnings of production (Aircraft Equipment) SIC 3728, table C-2 and for 35% to the Producer Price Index for U.S.A. material cost commodity groupings (Machinery and Equipment) Code 11/table 6. In addition the Engine Maintenance Accrual will be subject to adjustment every six (6) months during the Term having regard to the Engine Manufacturer recommendations, industry experience and any change in the operational environment of the Aircraft.

            Any Reserve Rate shall, if requested by either Lessor or (unless an Event of Default shall have occurred and be continuing) Lessee, be adjusted to take into account any changes in the maintenance intervals upon which Reserve Rates are based.

      3.2 Maintenance Accruals as defined in paragraph 3.1 above and received by Lessor shall respectively be credited to funds (collectively "Maintenance Funds") to be known as the "Airframe Maintenance Fund", the "Engine Maintenance Fund, the "Landing Gear Maintenance Fund" and the "A.P.U. Maintenance Fund" which funds shall reduce as monies are released to Lessee therefrom in accordance with Article 7.4.1.

      3.3 The payment of the applicable Reserve Rate for the first three (3) months shall be deferred. The aggregate amount of such deferred Reserve Rate shall be paid by Lessee to Lessor in twenty four (24) consecutive equal monthly installments for the first time on or before the first Business Day on which Reserve Rate is payable pursuant to 3.1 above occurring one (1) year after the date of the start of revenue operation by Lessee and thereafter each Business Day on which the Reserve Rate is payable.

      3.4 The Reserve Rates shall accrue interest at the applicable six (6) months US Dollar LIBOR rate minus point twenty five percent (.25%) per annum, which interest shall be added to the relevant Maintenance Fund.

      3.5 If the Enumerated Financial Milestones have been achieved, then Lessee's obligation to continue to pay Reserve Rates hereunder shall be stayed, provided, however, that in connection with the release of monies to Lessee from the Maintenance Fund pursuant to Article 7.4.1 occurring thereafter, prior to the release of monies, Lessee shall provide Lessor with evidence, reasonably satisfactory to Lessor, that Lessee has retained accumulated net earnings (as determined in accordance with generally accepted United States accounting principles consistently applied) of not less than $15,000,000 (Dollars Fifteen Million), and provided, further, that if such evidence cannot be provided or is not reasonably satisfactory to Lessor, Lessee's obligation to pay Reserve Rates shall recommence pursuant to the terms hereof and no monies shall be released from the Maintenance Fund until such time as it shall have been restored to the level at which it would have been had this paragraph not been in effect.

            If Lessee has achieved the payment in full of all deferred amounts as set forth in clause (1) of the definition of Enumerated Financial Milestones, Lessee may, at its election, pay to Lessor the amount which is necessary to cause monies standing in the Maintenance Fund to equal $1,500,000 (Dollars One Million Five Hundred Thousand) and thereafter Lessee shall have no further obligation to make Reserve Rate payments hereunder, provided, however, that thereafter no funds shall be released to Lessee from the Maintenance Fund pursuant to
            Article 7.4.1. It is understood, for the avoidance of doubt, that the foregoing terms of this Article 3.5 shall not affect Lessee's or Lessor's obligations under Article 3.6 of this Appendix D.

      3.6 On the Expiry Date, if there is any Excess (as defined below) in any Maintenance Fund, such Excess shall, unless a Default shall have occurred and be continuing (in which case only after termination, return of the Aircraft and payment of all amounts due following exercise of remedies under Article 15), be paid to Lessee, and on such date, if there is any Shortfall (as defined below) in any Maintenance Fund, Lessee shall pay such Shortfall to Lessor.

            "Excess" in any Maintenance Fund on the Expiry Date shall mean any positive difference obtained by subtracting (x) from (y) for the Airframe, Engines, Landing Gears or A.P.U., as the case may be; (x) shall mean the product of (I) the then market cost from the original equipment manufacturer and corrected for the experience of all United States based operators of Fokker 100 aircraft for the relevant item:

                  with respect to the Aircraft, to perform a scheduled airframe heavy maintenance as defined in the Maintenance Program for 12,000 hours and 24,000 hours inspections or any equivalent thereof with more or less hours ("Airframe Maintenance"), or with respect to any Engine, to perform a scheduled shop visit engine maintenance and repair, other than (i) repairs arising as a result of foreign object damage or operations mishandling and/or (ii) maintenance and repair of QEC (Quick Engine Change) kits ("Engine Maintenance"), or with respect to any nose or main landing gear to perform a schedule shop visit nose and main landing gear maintenance and repair, other than repairs arising as a result of foreign object damage or operational mishandling ("Landing Gear Maintenance"), or with respect to Auxiliary Power Unit ("A.P.U.") to perform an off Aircraft shop A.P.U. maintenance and repair, other than repairs arising as a result of foreign object damage or operational mishandling ("A.P.U. Maintenance"), and

            (II) a fraction of which (a) the numerator shall be the difference between the actual number of hours or cycles (as to landing gear), as the case may be, of operation remaining on the Airframe, Engine, Landing Gear or A.P.U., as the case may be, to the next such Airframe Maintenance, Engine Maintenance, Landing Gear Maintenance or A.P.U. Maintenance, as the case may be, and the total number of hours or cycles, as the case may be, of operation allowable between such Maintenance and (b) the denominator shall be the total number of hours or cycles, as the case may be, of operation allowable between such Maintenance.

            (y) shall mean the actual dollar amount remaining in the respective Maintenance Fund.

            "Shortfall" in any Maintenance Fund on the Expiry Date shall mean any negative difference obtained by subtracting (x) above from (y) above.

4.    Payments

      All payments due hereunder shall be effected by Lessee to Lessor by transfer to Chemical Bank in New York, New York, in favor of the Beneficiary, account number 544-0-46285, Ref. Aircraft MSN 11475, ADLAF-113, in Dollars and in immediately available funds, and all such payments shall be initiated adequately in advance of the due dates to ensure that Lessor receives credit for the full amount of such payment on the due dates. All such payments shall be made in full without any deduction or withholding (whether in respect of set-off, counterclaim, duties, taxes, charges or otherwise howsoever) unless Lessee is prohibited by Law from doing so, in which event Lessee shall (a) ensure that the deduction or withholding does not exceed the minimum amount legally required; (b) forthwith pay to Lessor such additional amount as shall result in the net amount received by Lessor being equal to the amount which would have been received by Lessor had such a deduction or withholding not been made; (c) pay to the relevant taxation or other authorities within the period for payment permitted by applicable Law the full amount of the deduction or withholding; and (d) upon request in writing from Lessor to Lessee furnish to Lessor, within the period for payment permitted by applicable Law, an official receipt of the relevant taxation or other authorities involved for all amounts deducted or withheld as aforesaid.

5.    Currencies

      If under any applicable Law, whether as a result of judgment against Lessee or the liquidation of Lessee or for any other reason, any payment under or in connection with this Agreement is made or recovered in a currency other than United States Dollars then, to the extent that the payment (when converted to United States Dollars at the rate of exchange on the date of payment or, in the case of the liquidation, the latest date for the determination of liability permitted by the applicable Law) falls short of the amount unpaid under this Agreement, Lessee shall, as a separate and independent obligation, fully indemnify Lessor against the amount of the short fall; for the purposes of this paragraph, "rate of exchange" means the rate at which Lessor is able on the relevant date to purchase United States Dollars in London with that other currency.

6.    Default Interest

      If any amount payable pursuant to this Agreement is not paid by Lessee on the due date, Lessee shall pay to Lessor interest (after as well as before judgment) on such amount, at the rate of LIBOR (as defined in Article
      2.3.2 of this Appendix D, but for the duration of six months and as applicable two Business Days before the Default), plus four per cent (4%) per annum from the due date to the date of payment in full by Lessee to Lessor, but in the event such rate shall be in excess of the highest rate permitted by applicable law, then it shall mean the highest rate allowed by applicable law. All amounts of interest payable hereunder shall be calculated on the basis of the actual number of days elapsed and a 360 day year.

7.    Set-off

      At any time after a Default shall have occurred and be continuing, Lessor shall be entitled to set-off or withhold from any amount due and payable to Lessee under this Agreement or any other Operative Document, or any amount standing to the credit of Lessee on any account, in or towards the satisfaction of any amounts from time to time due and payable by Lessee under this Agreement or any other Operative Document or any liability or obligation of Lessee under this Agreement or any other Operative Document, and shall be entitled to do so notwithstanding that any such amount or amounts may not be expressed in the same currency.

8.    Time at which payments are due

      Supplemental Rent shall be due and payable on demand unless otherwise expressly stated herein.

9.    Purchase Option

      Lessor grants to Lessee the right to purchase and to take delivery of the Aircraft on the Expiry Date of this Agreement for a price equal to the greater of the fair market value (as deferred to the penultimate sentence of this paragraph, "FMV") of the Aircraft on the Expiry Date and {***}. If Lessee elects to exercise its right to purchase the Aircraft, Lessee shall do so by giving to Lessor written notice of such election at least two hundred seventy (270) days prior to the Expiry Date. The FMV of the Aircraft on the Expiry Date shall be established by an independent internationally reputed aircraft appraiser appointed by mutual agreement of Lessor and Lessee within one (1) month of the date of receipt by Lessor of Lessee's notice of election to purchase. If Lessor and Lessee shall be unable to agree on such aircraft appraiser, FMV shall be established by a mutually agreed appraisal prepared and delivered by two independent internationally reputed aircraft appraisers, one of which shall be chosen by Lessor and one by Lessee. If such appraisers shall be unable to agree on FMV, FMV shall be equal to the average of the fair market values established by such appraisers. Any appraisal shall meet internationally accepted standards and shall be binding upon Lessee and Lessor. The appraisal procedure outlined in this

      Article 9 shall be referred to herein as the "Appraisal Procedure". The FMV shall be equal in amount to the value that would be obtained as of the Expiry Date in an arms'-length transaction between an informed and willing purchaser under no compulsion to buy and an informed and willing seller under no compulsion to sell with the Aircraft assumed to be in the condition required upon the return thereof at the end of the Term in accordance with Article 16 without considering the encumbrance of this Agreement. All costs and expenses of the FMV appraisal shall be shared equally by Lessor and Lessee.

                                   APPENDIX E

OPERATING CONDITION AT RE-DELIVERY

Upon redelivery of the Aircraft to Lessor, the Aircraft shall, subject to ordinary wear and tear generally:

1.    General Condition

      (a)   Be clean by airline standards;

      (b) Have installed the Engines, and other equipment, Parts and accessories and loose equipment as would remain installed in such Aircraft, and shall be in a condition suitable for operation in commercial service;

      (c) Have in existence a valid Certificate of Airworthiness with respect to the Aircraft issued by the Air Authority of the State of Registration with a validity of at least nine (9) months after the date of redelivery of the Aircraft to Lessor;

      (d)   Comply with the manufacturer's original specifications therefor;

      (e) Have undergone, immediately prior to redelivery, a 3000 Check or any subsequent higher inspection, if due within 3000 hrs, in accordance with the Approved Maintenance Program, shall be free of any waivers, and all deferred maintenance, if any, shall have been accomplished; each engine and A.P.U. shall have had an inspection in accordance with Article 16 confirming release for its remaining operational life;

      (f) All outstanding airworthiness directives and mandatory orders affecting such model of Aircraft issued by the Air Authority which require compliance during the Term shall have been accomplished;

      (g) Have installed all applicable vendors' and manufacturers' service bulletin kits theretofore received by Lessee free of charge that are appropriate for the Aircraft and to the extent not installed, such kits shall be furnished free of charge to Lessor;

      (h) stripped of all Lessee's paint scheme and repainted through an Authorized Maintenance Performer with Manufacturer approved paints in white or any other basic color requested by Lessor; and

      (i) Have been inspected and treated with respect to corrosion as defined in the Approved Maintenance Program.

2.    Airframe and major components

      The Airframe and major components shall have not less than the following hours/cycles/months expected life remaining to the next Major Check and/or overhaul:

      -Airframe                     :       3000 hours and 12 months to
                                            next Major Check;

      -Engine                       :       half life on average to next
                                            Engine shop visit but in no
                                            event less than 3000 hours;

      -Main Landing Gear            :       3000 cycles to next overhaul;
      -Nose Landing Gear            :       3000 cycles to next overhaul;

      *The records as to remaining engine life shall be certified by Lessee in writing to Lessor upon redelivery of the Aircraft to Lessor.

3.    Components

      (a) Each life-limited Part shall have not less than 3000 (Three Thousand) flight hours or cycles of the total approved life remaining to the scheduled replacement, in accordance with the Approved Maintenance Program;

      (b) Each hard-time controlled component shall have not less than 3000 (Three Thousand) Flight Hours or 3000 (Three Thousand) Cycles or 12 (twelve) months whatever is applicable, remaining to the next scheduled overhaul/inspection, in accordance with the Approved Maintenance Program;

      (c) "On-condition" and "Condition Monitored" components shall be serviceable;

      (d)   The A.P.U. shall be serviceable

4.    Fuselage, Windows and Doors

      (a) Fuselage shall be free of major dents and abrasions, scab patches and loose or pulled or missing rivets;

      (b) Windows shall be free of delamination, blemishes, crazing and shall be properly sealed;

      (c) Doors shall be free moving, correctly rigged and be fitted with serviceable seals.

5.    Wings and Empennage

      (a)   All leading edges shall be free from damage;

      (b) All unpainted cowlings, fairings and other surfaces shall be polished;

      (c)   Wings shall be free of fuel leaks.

6.    Interior

      (a) Ceilings, sidewalls and bulkhead panels shall be clean and free of cracks and stains;

      (b) All carpets and seat covers shall be in good condition, clean and stain free and meet Air Authority fire resistance regulations;

      (c) All seats shall be serviceable, in good condition and repainted as necessary;

      (d)   All signs and decals shall be clean and legible;

      (e) All emergency equipment having a calendar life shall have a minimum of one year or one hundred per cent of its total approved life, whichever is less, remaining.

7.    Cockpit

      (a)   All decals shall be clean, secure and legible;

      (b) All fairing panels shall be free of stains and cracks, shall be clean, secure and repainted as necessary;

      (c)   Floor coverings shall be clean and effectively sealed;

      (d) Seat covers shall be in good condition, clean and shall conform to Air Authority fire resistance regulations;

      (e) Seats shall be fully serviceable and shall be repainted as necessary.

8.    Cargo Compartments

      (a)   All panels shall be in good condition;

      (b)   All nets shall be in good condition;

9.    Landing Gear and Wheel Wells

      (a)   Shall be clean, free of leaks and repaired as necessary;

      (b)   All decals shall be clean, secure and legible.

10.   Corrosion

      (a) Entire fuselage shall be substantially free from corrosion and shall be adequately treated and an approved corrosion prevention program shall be in operation;

      (b) Fuel tanks shall be free from contamination and corrosion and a tank treatment program shall be in operation.

                                   APPENDIX F

AIRCRAFT DOCUMENTS

FOKKER 100 AIRCRAFT

Aircraft Documents shall include the documents referred to in Table I ("Aircraft Documentation"), Section (D), Exhibit (D) of the Support Services Agreement No. ASSAF-110 between FAUSA and Lessee.

Aircraft Documents shall also include all logs, certificates and data, and inspection, modification and overhaul records, relating to the Aircraft and required to be maintained by the Air Authority and/or by the Approved Maintenance Program.

Upon Expiry Date or upon earlier termination of the Agreement all Aircraft Documents shall be redelivered by Lessee to Lessor complete and fully updated simultaneously with the redelivery of the Aircraft.

                                   APPENDIX G

                                  LEGAL OPINION

[Certain provisions of this opinion may be given by different law firms or individuals: revision required if the Bank is a party]

                                                                  [Closing Date]

[_____________________]
1199 N. Fairfax Street
Alexandria, VA 22314

Dear Sirs:

We have acted as counsel to Midway Airlines Corporation, a Delaware corporation ("Lessee"), in connection with the execution and delivery by Lessee of the Aircraft Operating Lease Agreement AOLAF-113, dated as of November 11, 1993 between First Security Bank of Utah, N.A., not in its individual capacity but solely as trustee ("Lessor") and Lessee (the "Agreement"). Except as otherwise herein defined, the terms used in this opinion letter have the same meanings as the terms used in the Agreement.

We have examined the Agreement and the other Operative Documents. We have also examined the original, or photostatic or certified copies of such agreements and records of Lessee and of public officials, orders and certificates of regulatory bodies and courts of competent jurisdiction and such other documents as we have deemed relevant and necessary. We have relied upon the accuracy of the factual information set forth in all such documents.

In our examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as photostatic or certified copies and the authenticity of the originals of such latter documents.

Based upon our examination, we are of the opinion that:

1. Lessee is a corporation duly incorporated and organized and validly existing in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as presently conducted and to execute and deliver, and to incur and perform its obligations under the Agreement and the other Operative Documents and, to the best of our knowledge, no steps have been taken or are being taken to appoint a receiver or liquidator over, or to wind up, Lessee.

2. The execution, delivery and performance by Lessee of the Agreement and the other Operative Documents and the compliance by Lessee with the terms and provisions thereof have been duly authorized by all necessary corporate action, do not require any approval of stockholders of Lessee, and will not violate any provision of law or any governmental rule or regulation or any judgment, decree, or order binding on Lessee, or of the Certificate of Incorporation or By-laws of Lessee.

3. Lessee is not in violation of any provision of its Amended and Second Restated Certificate of Incorporation as that document may be further amended and/or restated (hereafter referred to as the Certificate of Incorporation), or By-laws, and to the best of our knowledge, is not in violation of any provision of any agreement, instrument or document to which it is a party or by which it is bound, nor has there occurred and is continuing any event which, under the provision of any such agreement, instrument, instrument or document, which the lapse of time or giving of notice, or both, would constitute a default by Lessee. Lessee is not in violation of any law, rule or regulation, or any order, injunction or decree of any court or administrative body applicable to it, which violation could materially and adversely affect its business, property or assets, operations or condition, financial or otherwise.

4. The Agreement and the other Operative Documents have been duly executed and delivered by Lessee and constitute the legal, valid and binding obligations of Lessee, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally (including, without limitation, laws regarding fraudulent conveyance and equitable subordination) and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (ii) applicable laws which may affect certain of the remedies provided in the Agreement and the other Operative Documents but which do not, in our opinion, make the remedies provided therein inadequate for the practical realization of the benefits afforded thereby.

5. No consent, approval or authorization of, nor registration, qualification, designation, declaration of filing with, any governmental authority in the United States of America or any political subdivision or instrumentality therein or thereof is required in connection with the execution, delivery or performance by lessee of the Agreement and the other Operative Documents, or any other document or instrument contemplated thereby, except for (i) the registration of the Aircraft in Lessor's name with the Federal Aviation Administration (the "FAA") pursuant to the Federal Aviation Act of 1958, as amended (the "Act"), the Equipment Lease, and the Credit and Security Agreement; the filing of the Agreement for recordation with the FAA pursuant to, and in accordance with, the Act; and (iii) the filing of financing statements with respect to the interest created by the Agreement under the Uniform Commercial Code with the Secretary of the State of the State of Illinois.

6. No other filing or recording of any document is necessary under the laws of the United States or [ ] in order to perfect Lessor's title to the Aircraft under the Agreement and Aircraft Equipment under the Equipment Lease and to perfect Lessor's security interest in the Collateral under the Credit and Security Agreement as against Lessee and any third parties within the United States.

7. No United States Federal withholding taxes will be applicable to the rentals and other payments made by Lessee under the Agreement and the other Operative Documents.

8. No tax will be imposed by any state of the United States of America or any political subdivision thereof on Lessor's interest in the Aircraft solely by virtue of the execution, delivery and performance of the Agreement and the other Operative Documents.

9. In any action to enforce the Agreement commenced in courts of the state of New York or a United States District Court located in New York, such courts would give effect to the choice of the parties thereto of New York law as the governing law thereof.

10. The obligations of the Lessee for the payment of money under the Agreement and the other Operative Documents rank at least equally and ratably (pari pasu) with respect to priority and security with all other unsecured obligations of the Lessee.

11. No claims of creditors and/or possessory liens will rank ahead of the respective rights and interests of the Lessor, Head Lessor and the Bank in the Aircraft.

      We are members of the bar of the state of New York and [______] and we are not, and do not purport to be, experts in the laws of any other jurisdiction other than the Federal laws of the United States of America. The opinions set forth in this opinion letter are limited solely to the laws of the

      State of New York, the Uniform Commercial Code, as applicable in the State of Illinois, the corporate law of the State of Delaware and the United States of America.

                                                   Very truly yours,

                                   APPENDIX H

CERTIFICATE OF INSURANCE

To: (Lessor)

CERTIFICATE OF INSURANCE

THIS IS TO CERTIFY that we in our capacity as insurance brokers have effected insurance (reinsurance) on behalf of:

ASSURED ______

(REASSURED) ______

as herein described in respect of:

AIRCRAFT: FOKKER 100 REGISTRATION ______

Subject to policy terms, conditions, limitations and exclusions the insurance covers:

      1) HULL ALL RISKS of loss or damage to the Aircraft for an Agreed Value of US$______ (United States Dollars _____).

            This policy includes Excluded Coverage Endorsement (Aircraft Hull) AVN5l or equivalent.

            This insurance is subject to a deductible (other than total loss, arranged total loss or constructive total loss) of US$______ (United States Dollars ______) any one accident.

            The geographical limits of the insurance are worldwide and the insurance is in force during the period _____.

      2) If operated outside the United States and Canada, HULL WAR and ALLIED PERILS insurance for the Aircraft for an Agreed Value of US$______ (United States Dollars ______) covering the risks excluded from the Hull All Risks insurance by the terms of the War, Hijacking and Other Perils Exclusion Clause AVN.48B except paragraph (b) thereof and includes cover in respect of confiscation, nationalization, seizure, restraint, detention, appropriation for title or use by or under the order of the Government or public or local authority of the State of Registration.

            This insurance is not subject to a deductible.

            (The insurance for the Aircraft also covers other aircraft of the Assured's fleet and is subject to an overall limit in respect of all aircraft insured of ______ in the aggregate.)

            The geographical limits of the insurance are worldwide and the insurance is in force during the period ______.

      3) Comprehensive Airline Liability including aircraft Third Party Liability; Passenger and Crew Liability (including Baggage and Personal Effects), Cargo Liability, Mail Liability, Personal Injury Liability Contractual Liability, Hangar Keeper's Liability, Aircraft Products Liability and General Third Party Liability for a combined single limit of US$______ (United States Dollars ______) any one occurrence each aircraft but limited in respect of Personal Injury (as covered by Personal Injury Extension clause AVN.60) to the equivalent of US$25,000,000.00 (United States Dollars Twenty Five Million) any one offence and in the aggregate.

            This insurance is subject to the War, Hijacking and Other Perils Exclusion AVN.48B with paragraphs (a) and (c) through (g) deleted subject to Extended Coverage Endorsement (Aircraft Liabilities) AVN52C.

            This insurance is subject to deductibles in respect of Baggage and Personal Effects of US$1,250.00 (United States Dollars One Thousand Two Hundred Fifty) any one claim and in respect of Cargo and Mail Liability of US$5,000.00 (United States Dollars Five Thousand) any one claim. Such deductibles do not apply to claims arising from accidents to the carrying aircraft.

            The geographical limits of this insurance are worldwide and the insurance is in force during the period ________.

      4) ALL RISKS INSURANCE in respect of any Engine and Parts while any such items are not installed on the Aircraft and in respect of which cover is not provided under the Hull All Risks insurance 1) above for not less than the full replacement value and/or the Hull War and Allied Perils Insurance 2) above including cover in respect of War and Allied Perils except that War cover is provided only in respect of Marine and Air Transits.

            This insurance is subject to a limit of US$_______

            (United States Dollars ______).

            This insurance is subject to a deductible of US$______ (United States Dollars ______) any one accident.

            The geographical limits of the insurance are worldwide and the insurance is in force during the period ______ .

            THE INSURERS (REINSURERS) have been advised that Lessor has entered into a lease agreement with Lessee in respect of the Aircraft and insurers (reinsurers) have agreed to endorse the insurances as follows:

            A) In respect of All Risks Aircraft Hull insurance, Aircraft Hull War and Allied Perils insurance and All Risks insurance on Engines and Parts to:

                  (i) name the Lessor, Head Lessor and the Bank and their respective successors and assigns as Additional Assureds;

                  (ii) provide that all claims in respect of the Aircraft, Engines and Parts shall be payable to Lessor or as it may direct, such payee to be named Loss Payee; provided that partial loss amounts up to $250,000 shall be payable to Lessee unless the insurers have been given notice that a Default has occurred;

                  (iii) if applicable, provide in respect of Hull All Risks and
                        Hull War and Allied Perils for a 50/50 Claims Settlement Clause in the form of AVS.103.

            B)    In respect of Comprehensive Airline Liability insurance to:

                  (i) name the Lessor, its successors and assigns and its shareholders, subsidiaries, directors, officers, agents, employees and the Indemnitees as Additional Assureds.

                  (ii) provide that the insurance shall operate in all respects as if a separate policy had been issued covering each party insured hereunder, but this provision shall not operate to include any claim howsoever arising in respect of loss or damage to the Aircraft, Engines and Parts insured under the All Risks

                        Hull, Hull War and Allied Perils or All Risks insurance of the Assured.

                        Notwithstanding the foregoing the total liability of insurers in respect of any and all Assureds shall not exceed the limits of liability stated in the policy.

            C)    In respect of all insurances to:

                  (i) be effective worldwide except for territories approved in writing by the Lessor.

                  (ii) provide that insurers waive all rights of subrogation against the Lessor, its subcontractors, FAUSA, Fokker Aircraft B.V., the Head Lessor, the Bank, and their respective officers, directors, employees, servants, agents, successors and assigns.

                  (iii) provide that in the event that the insurances are
                        cancelled (including cancellation for non payment of premium) or are materially changed such cancellation or change shall not be effective as to the interest of the Additional Assureds until thirty (30) days (but seven
                        (7) days or such lesser period as is customarily available in accordance with policy conditions in respect of war and allied perils) after confirmed receipt by Lessor of written notice by insurers of such cancellation or change.

                  (iv) provide that in respect of the interest of the Additional Assureds the insurances shall not be invalidated by any act, neglect, omission, misrepresentation or non-disclosure on the part of the Lessee or any other party other than the Additional Assured seeking to make a claim thereunder and shall insure Lessor, and each Additional Assured regardless of any breach or violation of any warranties, declarations or conditions contained in such policies by the Lessee or any other party other than the Additional Assured seeking to make a claim thereunder.

                  (v) provide that the Additional Assureds shall have no responsibility for premiums and Insurers shall waive any right of set-off or counter claim against the Additional Assureds except in respect of outstanding premium in respect of the Aircraft, Engines and Parts subject of a claim.

                  (vi) not provide for any deductible or self-insurance other than the deductible allowed above.

                  (vii) be primary without right of contribution from any other insurance carried by Lessor, Lessee or any other party.

            D)    if required, in respect of reinsurance to:

                  (i) provide that cover shall be identical to the cover provided by the original insurances and be subject to the same terms and conditions as the original insurances.

                  (ii) provide that so far as the respective interests of the Additional Assureds are concerned the reinsurance shall not be invalidated by any act, neglect, omission, misrepresentation or non-disclosure on the part of the reinsured party.

                  (iii) provide that in respect of All Risks Aircraft Hull
                        insurance, Aircraft Hull War Risk and Allied Perils insurance as described above and All Risks insurance on any Engine and Parts as described above, the reinsurers and the reassured hereby agree that in the event of any claim arising under the relevant reinsurances the reinsurers shall in lieu of payment to the reassured, its successors in interest and assigns pay to the Loss Payee specified in the primary insurances all sums payable under or in connection with such reinsurances by virtue of any reinsured loss of, or damage to, the Aircraft, Engines or Parts, without any deduction or deductions whatsoever, other than any outstanding premium in respect of the Aircraft, Engines or Parts the subject of the claim, it being understood and agreed that any such payment by the reinsurers shall fully discharge and release the reinsurers from any and all further liability in connection therewith.

                  (iv) provide that in respect of Comprehensive Airline Liability insurance as described above, the reinsurers and reassured hereby agree that in the event of any claim arising under the relevant reinsurances, the reinsurers shall in lieu of payment to the reassured, its successors in interest and assigns pay to the person or party who has sustained the relevant loss (or as reimbursement of any payment made by any Additional Assured) all sums payable under such reinsurances by virtue of such reinsured loss, without any deduction or deductions whatsoever, it being understood and agreed that any such payment by the reinsurers shall fully discharge and release the reinsurers from any and all further liability in connection therewith;

                  (v) provide that the reinsurers and reassured agree that in the event that the reassured, its successors in interest and assigns shall at any time be or become insolvent or suspend business or file a petition in bankruptcy or be adjudicated insolvent or bankrupt or admit in writing its inability to pay its debts as they become due, or make a general assignment for the benefit of creditors or that a receiver or liquidator or assignee or trustee or state commissioner of insurance be appointed in respect of the reassured its successors in interest or assigns or any substantial part of its property for the purpose of liquidation on account of insolvency, then the reinsurers, in lieu of payment to the reassured its successors in interest or assigns, shall pay upon demand that portion of any loss due to the party entitled thereto under the terms of the original insurance for which such reinsurers would under the terms of the reinsurance be liable to pay the reassured, its successors in interest or assigns, less any amounts already paid, it being understood and agreed that any such direct payment by reinsurers shall fully discharge and release the reinsurers from any and all further liability for such payment made.

                                   APPENDIX I

To: (Lessor)

BROKER'S LETTER OF UNDERTAKING

We confirm that insurances (reinsurances) are in effect on and in respect of aircraft FOKKER 100 REGISTRATION ______ for the period and in respect of the risks as set out in the attached Certificate of Insurance.

We undertake to hold the insurance (reinsurance) slips or contracts and the policies or any policies substituted therefore and the benefit of the insurance (reinsurances) to the extent of your interest therein, to your order.

We further undertake:

1. to pay to the loss payee as stated in the Certificate of Insurance (Reinsurance) without set off or deduction of any kind any and all proceeds of the insurance (reinsurance) collected by us from the insurers (reinsurers) in respect of loss or damage to the Aircraft, Parts, Engines, components and equipment except for any outstanding premiums due in respect of the Aircraft and the Parts, Engines, components and equipment.

2.    to advise you promptly upon our becoming aware of:

      (i) any change or alteration made or proposed to be made to the insurances (reinsurances) which would be adverse to your interest.

      (ii) any act or omission or any event which in our opinion may invalidate or render unenforceable in whole or in part the insurance (reinsurance) as far as your interest is concerned.

3.    to advise you immediately:

      (i) upon our receiving or becoming aware of any notice of cancellation (including for non payment of premium) or material change given by insurers (reinsurers) or the Assured.

      (ii) if we have not received renewal instructions fifteen (15) business days prior to the renewal date of the insurances (reinsurances) and in the event of our receiving instructions to renew to advise you promptly of the details thereof.

      (iii) upon our ceasing to be insurance brokers to the Assured (Reassured).

The above undertakings are given:

      a) subject to our lien, if any, on the policies referred to above for premiums due under such policies in respect of the aircraft and subject to the insurers' right of cancellation an default in payment of such premiums, but we undertake to advise you immediately if any such premiums are not paid to us in due time in accordance with our accounting procedures with the assured and insurers and to give you a reasonable opportunity of paying such amounts of such premiums outstanding before notification of non-payment of premiums to insurers (reinsurers).

      b) subject to our continuing appointment for the time being as insurance brokers to Assured (Reassured).

All notices or advises given in accordance with the above undertakings shall be communicated by telefacsimile or telex to the addressee at the above address.

                                   APPENDIX J

                              FAA POWER OF ATTORNEY

      This POWER OF ATTORNEY in favor of LESSOR [HEAD LESSOR] ("Lessor") dated _____________, 199__ from MIDWAY AIRLINES CORPORATION ("Lessee") [is consented to by BANK ("Bank")].

                                    RECITALS:


A. Lessor and Lessee have entered into an Aircraft Operating Lease Agreement (AOLAF No 113) dated as of November 11, 1993 (the "Lease Agreement") with respect to the Fokker 100 aircraft, serial no. 11475, U.S. registration no. _______ (the "Aircraft").

B. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Lease Agreement.

      NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, it is hereby agreed as follows:

      Lessee hereby irrevocably constitutes and appoints Lessor, with full power of substitution, for and in the name and on behalf of Lessee, as the act and deed or otherwise of Lessee:

      to direct, authorize and instruct the insurer or insurance broker with respect to the Aircraft, as if Lessor were policy holder, pursuant to
      Article 11.6 of the Lease Agreement, in order to initiate, process and settle any insurance claim with respect to the Aircraft, Engines or Parts;

      to execute, sign, deliver, authorize and file such instruments legally necessary for any and all actions necessary to take possession and effect redelivery of the Aircraft, Engines or Parts upon termination of the Lease Agreement due to an Event of Default;

      to execute, sign, deliver and file all such instruments requested by Lessor [Head Lessor] that may be required to deregister the Aircraft from the FAA, or to terminate the Lease for the Aircraft that is recorded at the FAA, or that may be deemed proper in or in connection with all or any of the purposes aforesaid, and to appoint substitutes or agents to take any such action on its behalf.

      Lessee hereby ratifies and confirms and agrees to ratify and confirm any direction, authorization and instruction of Lessor [Head Lessor] taken pursuant to this Power of Attorney.

      This Power of Attorney shall expire on _________ 200_ [11 years from the Delivery Date of the Aircraft] or earlier termination of the Lease.

      IN WITNESS WHEREOF, Lessee has duly caused this Power of Attorney to be executed on the date first set forth above.

                                                   MIDWAY AIRLINES CORPORATION


                                                   By:
                                                       -------------------------
                                                       Name:
                                                       Title:

Consented and Agreed:

[BANK]


By:
   -------------------------
    Name:
    Title:

                (CERTIFIED RESOLUTIONS OF LESSEE AUTHORIZING THIS
                        POWER OF ATTORNEY TO BE ATTACHED]

                                                                      APPENDIX K

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
-----------------------------------X
In Re                              :
                                   :
                                   :            Chapter 11 Case
          JET EXPRESS, INC.,       :            Case No. 91 B 12287 (FGC)
                                   :
                     Debtor.       :
-----------------------------------X

                              ORDER OF CONFIRMATION

      Jet Express, Inc., the debtor in this Chapter 11 case (the "Debtor"), having filed with the Court the Debtor's Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code, dated on or about August 10, 1993, (the "Plan"; capitalized terms used in this Order and not otherwise defined shall have the respective meanings ascribed to such terms in the Plan); and the Debtor's Disclosure Statement, dated September 18, 1993 (the "Disclosure Statement"), having been filed with and approved by this Court pursuant to this Court's order (the "Disclosure Statement Order") as containing "adequate information" pursuant to section 1125 of title 11, United States Code (the "Bankruptcy Code") and copies of (a) the Plan, (b) the Disclosure Statement and
(c) the appropriate ballot(s) (for those Creditors entitled to vote on the Plan), having been transmitted to all Creditors entitled to receive the same pursuant to the Disclosure Statement Order, the United States Trustee, and those parties who have filed notices of appearance in the Debtor's Chapter 11 case pursuant to Bankruptcy Rule 2002, the Securities and Exchange Commission, the District Director of Internal Revenue for the district in which this Chapter 11 case is pending, and the United

States Attorney for the Southern District of New York, all in accordance with the Disclosure Statement Order; and the Disclosure Statement Order having fixed
(a) an or before October 8, 1993, at the last date and time by which all objections must be properly completed, executed, marked and received by the Debtor at one of the addresses specified for that purpose in the Disclosure Statement and in the Published Notice described in the Disclosure Statement Order, in order to be considered as acceptances or rejections of the Plan; and

      This Court having set a confirmation hearing on the Plan of Reorganization filed by Jet Express, Inc., the Debtor in the above captioned case (the "Debtor") for the 13th day of October, 1993, at 11:00 a.m., to be heard before this Court at the United States Bankruptcy Court, 67 Merchants Row, Opera House, 2nd Floor, Rutland, Vermont, and this Court having fixed October 8, 1993, as the date for the filing of any objections to confirmation of the Plan, and an objection having been filed by Allstate Financial Corporation, and this Court having heard the evidence of the Debtor in accordance with 11 U.S.C. ss.1129 and finding that the objection of Allstate Financial Corporation is denied as moot, and being otherwise sufficiently advised;

      The Court makes the following Findings of Fact and Conclusions of Law setting forth the reasons for the Court's issuance of this Order confirming the Plan, overruling the outstanding Objections, and granting the other relief provided for herein:

      THE COURT HEREBY FINDS THAT:

      1. The Plan of Reorganization proposed by the Debtor, is found to be fair and equitable and in the best interest of the Debtor and the creditors.

      2. The impaired classes entitled to vote upon the Plan of Reorganization, being Classes B-1, C-1, and C-2, as defined by the Plan of Reorganization, have voted in favor of the Plan of Reorganization and have accepted the Plan of Reorganization in conformity with 11 U.S.C. ss.1129(7).

      3. The Plan complies with the applicable provisions of the Bankruptcy Code as required by section 1l29(a)(1) thereof.

      4. The Debtor, as proponent of the Plan, has complied with the applicable provisions of the Bankruptcy Code as required by section 1129(a)(2) thereof.

      5. The Plan has been proposed in good faith and not by any means forbidden by law as required by section 1129(a) (3) of the Bankruptcy Code.

      6. Any payment made or to be made by the Debtor, or by a person issuing securities or acquiring property under the Plan, for services or for costs and expenses in or in connection with these Chapter 11 cases, or in connection with the Plan and incident to these Chapter 11 cases, shall be subject to the approval of the Court as reasonable as required by section 1129(a)(4) of the Bankruptcy Code.

      7. At the Confirmation Hearing or in the Disclosure Statement, the Debtor has disclosed the identity and affiliations of the individuals proposed to serve, after the Effective Date of the Plan, as directors and officers of the reorganized Debtor. The continuance or appointment of such individuals as directors and to such offices is consistent with the interests of Creditors and Equity Interest Holders and with public policy, and the Debtor has disclosed the identity of any insider that will be employed or retained by the reorganized Debtor, and the nature of any compensation for such insider, all as required by section 1129(a)(5) of the Bankruptcy Code.

      8. The Plan has not been accepted by each holder of a Claim or Equity Interest of every class that is impaired under the Plan; however, each non-accepting holder of a Claim or Equity Interest of each such class will receive or retain under the Plan on account of such Claim or Equity Interest property of a value, as of the Effective Date, that is not less than the amount that such holder would so receive or retain if each Debtor were liquidated under Chapter 7 of the Bankruptcy Code on such date as required by section 1129(a)(7)(A) thereof. With respect to any Equity Interest, the Plan is in compliance with section 1129(a)(7).

      9. Except to the extent that the holder of a particular Claim has agreed to a different treatment of such Claim (including, without limitation, such agreements relating to certain deferrals of rent and certain claims incurred in the ordinary course of the Debtor's business), the Plan complies with section 1129(a)(9) of the Bankruptcy Code.

      10. In view of the foregoing, the Court finds that the Plan is feasible and that confirmation and consummation of the Plan is not likely to be followed by the liquidation, or the need for further financial reorganization of the reorganized Debtor, all as required by section 1129(a)(11) of the Bankruptcy Code.

      11. All fees payable under 28 U.S.C. ss. 1930 have been paid, or the Plan provides for the payment of all such fees on the Effective Date as required by section 1129(a)(12) of the Bankruptcy Code.

      12. The Plan does not discriminate unfairly, and is fair and equitable, with respect to each class of Claims or Equity Interests that is impaired under, and has not accepted, the Plan, as required by section 1129(b)(1) of the Bankruptcy Code.

      13. Holders of Equity Interests will not receive or retain any property under the Plan on account of much Equity Interests and are deemed to have rejected the Plan. Such holders would not receive or retain any property on account of such Equity Interests if each Debtor were liquidated under Chapter 7 of the Bankruptcy Code on the Effective Date.

      14. There is no class of Claims or Equity Interests junior to Class C-2.

      15. It appears that the Debtor will satisfy each and every condition precedent to the effectiveness of the Plan set forth in the Plan.

      16. After the Effective Date, the reorganized Debtor shall continue to engage in business and the Plan does not provide for the liquidation of all or substantially all of the property of the Debtor's estates.

      17. The Debtor has made a careful review of its executory contracts and unexpired leases, and it is a reasonable exercise of the Debtor's business judgment for it to reject all such executory contracts and unexpired leases other than the "Assumed Agreements" referred to in the Plan, i.e., those executory contracts and unexpired leases that have either already been assumed pursuant to an order of the court or are the subject of a pending motion to assume. The assumption on the Effective Date pursuant to section 365 of the Bankruptcy Code of the agreements identified in the Plan, including those agreements entered into with Fokker Aircraft U.S.A., Inc., pursuant to a prior Order of this Court, is the result of the exercise of sound business judgment by the Debtor, and is in the best interest of the Debtor, its respective bankruptcy estates, and its creditors.

      Therefore, THIS COURT HEREBY CONCLUDES, as a matter of law, that:

      1. This is a core proceeding within the meaning of 28 U.S.C. ss.157.

      2. The Court shall confirm a plan if it satisfies all the requirements of section 1129 of the Bankruptcy Code.

      3. Notice and distribution of the Plan and the Disclosure Statement were appropriate and complied with the applicable provisions of the Bankruptcy Code and the Bankruptcy Rules. The opportunity for a hearing on these matters was full and adequate.

      4. The Plan complies with the applicable provisions of the Bankruptcy Code as required by section 1129(a)(1) thereof, and the Debtor, as proponent of the Plan, has complied with the applicable provisions of the Bankruptcy Code as required by section 1129(a)(2) thereof.

      5. The Plan has been proposed in good faith and not by any means forbidden by law as required by section 1129(a)(3) of the Bankruptcy Code.

      6. The Plan is feasible and provides adequate means for implementation of the Plan.

      7. The Plan of Reorganization proposed by the Debtor is hereby confirmed according to the terms and conditions set forth therein and the Debtor is hereby authorized to take any and all actions set forth in the Plan of Reorganization.

      8. The Debtor shall file a final accounting under its Plan of Reorganization on or before the 31st day of March, 1994.

      9. The United States Bankruptcy Court for the Southern District of New York shall retain exclusive jurisdiction over all matters arising under, or arising in, or related to the Debtor's Chapter 11 case or the Debtor's Plan of Reorganization, as confirmed, to the full extent permitted by 28 U.S.C. ss.1334, to hear, and to the full extent permitted under 28 U.S.C. ss.157, to determine, all proceedings in respect thereof, including, but not limited to, proceedings to supervise the Plan of Reorganization. Specifically, without limitation, and if applicable law provides, the Bankruptcy Court shall have jurisdiction:

      (a) to hear any and all objections or settlements relating to the allowance of claims;

      (b) to hear any and all applications for payment of fees to attorneys or other professionals pursuant to ss.ss.330 or 503 of the Bankruptcy Code, or for payment of any other fees or expenses authorized to be paid or reimbursed by the Debtor under the Bankruptcy Code, and any and all objections thereto;

      (c) to hear any and all pending applications for rejection, the assumption or the assumption and assignment, as the case may be, of unexpired leases and executory contracts to which the Debtor is a party or with respect to which they may be liable, and any and all claims arising therefrom;

      (d) to hear any and all motions, applications, adversary proceedings and contested or litigated matters properly before the Bankruptcy Court;

      (e) to approve modifications of or amendments to the Plan of Reorganization;

      (f) to hear disputes regarding the implementation or consummation of the Plan of Reorganization;

      (g) to hear all controversies, disputes, settlements and suits which may arise in connection with the interpretation or enforcement of this Plan of Reorganization, the orders of this Court, or in connection with the enforcement of remedies under this Plan of Reorganization;

      (h) to hear during the time period the Chapter 11 case is open, all controversies, disputes and issues dealing with the discharge of the Debtor or the dischargeability of any claims;

      (i) to approve compromises, settlements, or adjudications of any objections to claims;

      (j) to estimate disputed, contingent and unliquidated claims for purposes of distribution under the Plan of Reorganization;

      (k) to correct any defect, cure any omission, or reconcile any inconsistency in the Plan or Reorganization;

      (l) to resolve issues of disputes relating to the division, title, sale or liquidation of the assets of the Debtor;

      (m) to enter a final decree closing this case; and

      (n) to hear and determine such other matters as may arise in connection with this Plan or Reorganization or the Confirmation Order.

      10. The Debtor and the United States of America, through its Department of Treasury-Internal Revenue Service, having stipulated that this Confirmation Order and the Bar Date of October 15, 1993, which has been ordered by this Court, shall not be effective as to the claims of the United States of America regarding pre-petition and post-petition taxes alleged to be due and payable, that this Court shall retain jurisdiction over any claim of the United States of America and any objections which may be made by the Debtor thereto.

      Now, upon the motion of the Debtor and after due deliberation, the Court hereby ORDERS, ADJUDGES AND DECREES THAT:

      1. The Plan be, and it hereby is, confirmed.

      2. The Debtor is hereby authorized to assume all executory contracts and unexpired leases that are the subject of a motion to assume pending on the date hereof, either without amendment, or with such amendments thereto as shall be agreed upon between the Debtor party thereto and the non-Debtor parties thereto, and to reject all executory contracts and unexpired leases that are not assumed Agreements under the Plan. The agreements identified in the Plan, shall be and hereby are assumed pursuant to section 365 of the Bankruptcy Code, effective as of the Effective Date.

      3. In accordance with this Court's Interim Order dated September 30, 1993 permitting Debtor to obtain Credit on a superpriority basis (the "Interim Order") the Interim Order is hereby made final.

      4. In accordance with section 1141 of the Bankruptcy Code, the Plan and its provisions shall be binding upon the Debtor and its successors (including the reorganized Debtor) and any other entity created pursuant to the Plan, any Person or entity issuing securities under the Plan, any Person or entity acquiring or receiving property under the Plan, any lessor or lessee of property to or from the Debtor, and any holder of a Claim against or Equity Interest in the Debtor, whether or not the Claim or Equity Interest of such Creditor or Equity Interest Holder is impaired under the Plan and whether or not such Creditor or Equity Interest Holder has filed, or is deemed to have filed, a proof of Claim or Equity Interest, or has accepted or rejected the Plan.

      5. In accordance with section 1141 of the Bankruptcy Code, and except for any security interests provided under the Plan or contemplated by the Financing Transaction, any property transferred or otherwise dealt with in the Plan shall be free and clear of all Claims against and Equity Interests in the Debtor, and all such property of the Debtor's estate shall, on the Effective Date, vest in those entities as designated in and provided for by the Plan. Pending the occurrence of the Effective Date, all such property shall remain property of Debtor's bankruptcy estate, and such bankruptcy estate shall continue until the occurrence of the Effective Date.

      6. In accordance with the Plan and section 1141 of the Bankruptcy Code, except as otherwise specifically provided in the Plan, upon the occurrence of the Effective Date the consideration distributed under the Plan shall be in exchange for and in complete satisfaction, discharge, release, and termination of, all Claims of any nature whatsoever against any Debtor or any of its assets or properties and all Equity Interests in any Debtor; and except as otherwise provided herein or in the Plan, upon the Effective Date (i) the Debtor shall be discharged and released pursuant to section 1141(d)(1)(A) of the Bankruptcy Code from any and all Claims, including but not limited to demands and liabilities that arose before the Effective Date, all Stockholder Actions as they relate to such Debtor, all debts of the kind specified in section 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not (a) a proof of claim based upon such debt is filed or deemed filed under section 501 of the Bankruptcy Code; (b) a Claim based upon such debt is allowed under section 502 of the Bankruptcy Code; or (c) the holder of a Claim based upon such debt has accepted the Plan, and (ii) all rights and interests of holders of Equity Interests in each Debtor shall be determined pursuant to section 1141(d)(1)(B) of the Bankruptcy Code. This Order shall be a judicial determination, effective on the occurrence of the Effective Date, of discharge and termination of all liabilities of and all Claims against, and all Equity Interests in, the Debtor, except as otherwise specifically provided in the Plan. On the Effective Date, as to every discharged debt, Claim or Equity Interest is permanently enjoined and precluded from asserting against the reorganized Debtor, or against its assets or properties or any transferee thereof, any other or further Claim or Equity Interest based upon any document, instrument or act, omission, transaction or other activity of any kind or nature that occurred prior to the Effective Date, except as expressly set forth in the Plan.

     7. In accordance with section 1142 of the Bankruptcy Code, the Debtor, the reorganized Debtor, and any other entity created or Person designated pursuant to the Plan be, and they hereby are, authorized, empowered and directed to issue, execute, deliver, file and record any document, and to take any action necessary or appropriate to implement, effectuate and consummate the Plan and any transactions contemplated thereby in accordance with their respective terms, including the agreements with Fokker Aircraft U.S.A., Inc., whether or not any such document is specifically referred to in the Plan, and without further application to or order of this Court. Pursuant to section 1142(b) of the Bankruptcy Code, but subject to the retained jurisdiction of the Court to resolve disputes as provided in the next sentence, all Persons holding Claims or Equity Interests which are dealt with under the Plan be, and they hereby are, directed to execute, deliver, file or record any document, and to take any action necessary to implement, effectuate and consummate the Plan in accordance with its terms, and all such Persons shall be bound by the terms and provisions of all documents to be executed by them in connection with the Plan, whether or not such documents actually have been executed by such Persons. The Court retains jurisdiction to hear and determine any dispute concerning the proposed application of section 1142 of the Bankruptcy Code and of the preceding sentence. The foregoing shall not, however, in any manner adversely affect or impair any of the rights of the parties to the Investment Agreement or the Plan Debt Financing pursuant to, or release any such party from any condition under, the agreements and instruments relating thereto.

     8. All steps necessary (i) for the reorganized Debtor to be duly incorporated and (ii) to effect the mergers, contributions of assets and assumptions of liability as contemplated by the Plan be, and they hereby are, authorized and approved.

     9. Pursuant to the Plan, from and after the Effective Date, the reorganized Debtor my use, operate and deal with their respective assets, and may conduct and change their businesses, without any supervision by the Bankruptcy Court or the Office of the United States Trustee, and free of any restrictions imposed on the Debtors by the Bankruptcy Code or by the Court during these Chapter 11 cases.

     10. All equity Interests in each Debtor be, and they hereby are, canceled effective as of the Effective Date.

     11. (a) Pursuant to the Plan, and in accordance with section 1142 of the Bankruptcy Code, the Debtor is hereby authorized to take such corporate action as may be necessary and appropriate to implement and effectuate consummation of the Plan, each of the agreements and instruments referred to therein or contemplated thereby (including all documents, instruments, certificates and agreements to be entered into pursuant to the Plan by the Debtor or the reorganized Debtor and any successors to the Debtor.

     (b) This Order shall constitute all approvals and consents, including without limitation, approvals of the boards of directors and shareholders of the Debtor, if any, required by the laws of the State of Delaware (and the laws of any other state) with respect to the implementation and consummation of the Plan, including without limitation, the election of the Board of Directors of the reorganized Debtor (which shall consist of the persons identified as such at the Confirmation Hearing, the adoption of the Restated Certificate and By-Laws of the reorganized Debtor, the adoption of any certificate of designation for preferred stock to be issued pursuant to the Plan, the election of the officers of the reorganized Debtor by the Plan, the adoption or all necessary and appropriate resolutions consistent with the Plan, the mergers contemplated by the Plan, and the execution, delivery and performance of any agreement. The Secretary of State of the State of Delaware (and any other state and any other governmental agency, board, bureau or office of any of the foregoing or the United States or any other state) are authorized and directed to accept for filing and to file any certificates or articles of merger, the Merger Agreements, restated certificates of incorporation, certificates of designation for preferred stock, or other instruments necessary and to take any and all other actions necessary to give effect to the mergers and such other transactions contemplated by the Plan.

     This Confirmation Order constitutes a final and appealable order of this Court and is entered on this the 13th day of October, l993 in Rutland, Vermont.


                                           /s/ Francis G. Conrad
                                           -------------------------------------
                                           HON. FRANCIS G. CONRAD
                                           JUDGE, UNITED STATES BANKRUPTCY COURT
                                           SOUTHERN DISTRICT OF NEW YORK

TENDERED BY:

ALAGIA, DAY, TRAUTWEIN & SMITH


BY /s/ BRUCE D. ATHERTON
   ---------------------------------
           BRUCE D. ATHERTON

2000 WATERFRONT PLAZA
325 WEST MAIN STREET
LOUISVILLE, KENTUCKY 40202
(502) 585-4131

COUNSEL FOR DEBTOR, JET EXPRESS, INC.

12. The objection to confirmation of Allstate Financial Corporation is overruled as moot as Allstate and the Debtor have agreed to an administrative claim in the amount of $83,000, in full and complete settlement of Allstate Financial Corporation's administrative claim and in termination of the Account Receivable Factoring Agreement between Allstate Financial Corporation and the Debtor. The administrative claim shall be paid as follows:

      a. $48,680, shall be paid by the Debtor to Allstate Financial Corporation at or before 5:00 p.m. Eastern Standard Time October 14, 1993, by the Debtor; and

      b. The Debtor shall pay the remaining $34,314 to Allstate Financial Corporation on or before the First Distribution Date, as defined by the Plan.

      c. All payments to Allstate Financial Corporation shall be paid by wire transfer on the dates specified above.

13. The objection to confirmation of Patterson, [ILLEGIBLE], Webb and Tyler is overruled as moot, the Debtor having stated that said law firm shall be paid in full on the First Distribution Date or according to such terms and conditions as may be agreed to between the parties, as set forth in the Plan.

14. The joint objection of Concord Asset Management, Inc., and [ILLEGIBLE], Inc., is withdrawn, the Debtor, [ILLEGIBLE], and Concord having agreed to resolution of the administrative claim of [ILLEGIBLE] and Concord upon the terms set forth in the Court record, which shall be subject to written stipulation between the parties.

      The terms of the agreement between the parties are so ordered.

16. The Agreements entered into between the Debtor and Fokker Aircraft USA, Inc., authorized by order of this Court, dated September 30, 1993, are approved as finally executed and shall remain legal, valid and binding of the reorganized Debtor.

                                 AMENDMENT NO. 1

                          dated as of February 26, 1996

                                       to

                       AIRCRAFT OPERATING LEASE AGREEMENT
                                     No. 113

                          dated as of November 11, 1993

                                     between

                       FIRST SECURITY BANK OF UTAH, N.A.,

                         not in its individual capacity
                         but solely as owner trustee, as

                                     Lessor

                                       and

                           MIDWAY AIRLINES CORPORATION

                                       as

                                     Lessee


Aircraft: Fokker 100
Serial No./RN: 11475/N105ML

            THIS AMENDMENT No. 1 dated as of February 26, 1996 (this "Amendment"), is between FIRST SECURITY BANK OF UTAH, N.A., a national banking association existing pursuant to the laws of the United States, having its principal place of business at 79 South Main Street, Salt Lake City, Utah 84130-0007, not in its individual capacity (except as expressly set forth in the Lease) but solely as Owner Trustee under the Trust Agreement, ("Lessor") and MIDWAY AIRLINES CORPORATION, a company incorporated under the laws of the State of Delaware, having its principal place of business at 300 West Morgan Street, Durham, North Carolina 27702 ("Lessee").

            WHEREAS, Lessor and Lessee are parties to that certain Aircraft Operating Lease Agreement No. 113, dated as of November 11, 1993, and recorded by the Federal Aviation Administration on January 10, 1994, under conveyance number CC006563 (as amended hereby, the "Lease"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Lease);

            WHEREAS, debis AirFinance B.V. ("debis") is the beneficial owner of the Aircraft;

            WHEREAS, Lessee is in default under the Lease by reason of its failure to make certain Rent payments due thereunder in December 1995 and January and February 1996; and

            WHEREAS, Lessor and Lessee desire to amend the Lease as hereinafter set forth.

            NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1. Definitions.

            (a) Section 1 of the Lease is hereby amended by deleting sub-sections 1.11 and 1.51 thereof in their entirety and replacing them with the following:

"1.11       Beneficiary shall mean American Aircraft Finance II B.V., which is
            (i) a company incorporated under the laws of the Netherlands, (ii) wholly owned by debis and (iii) the beneficiary under the Trust Agreement, together with its successors and permitted assigns.

1.51 Other Aircraft Agreements shall mean all other aircraft operating lease agreements relating to other aircraft so long as such other aircraft are leased to Lessee by a lessor for the benefit, directly or indirectly, of debis or any affiliate of debis. For purposes of this definition, affiliate shall mean any corporation or other entity that, directly or indirectly, controls, is controlled by or is under common control with debis."

            (b) Section 1 of the Lease is hereby further amended by deleting "Fokker" and "FAUSA" from the definition of Indemnitee (subsection 1.39 thereof) and adding "debis" in their stead. In addition, the references to "Fokker" and "FAUSA" in Section 11.2(c)(ii) of the Lease are hereby deleted and replaced with "debis".

            2. Inspection.

            Section 7 of the Lease is hereby amended by adding a new sub-section
7.6 thereto as follows:

"7.6 Lessee hereby acknowledges that the inspection rights and rights to information and notice pursuant to this Section 7 shall extend to debis as well as Lessor. In addition, without in any way limiting the rights contained elsewhere in the Lease, debis shall have the right to have observers (who may or may not be employees of debis) on site at Lessee's premises (provided such observers do not unreasonably interfere with Lessee's business or operations) and, provided the recipients of any financial and operational information of Lessee (which recipients may include employees or other representatives of debis or any of its affiliates, or agents, attorneys or accountants of debis or any of its affiliates) keep strictly confidential any such information, debis shall have the right to inspect and review any internal financial and operational information of Lessee as debis may reasonably request (provided such request is made to Lessee's controller or to a vice president, senior vice president or the president of Lessee) including, without limitation, cash flow statements, financial books and records, and any other records relating to the operation of Lessee's fleet. Lessee covenants that it will fully cooperate with debis regarding any inspection of Lessee's fleet and records pursuant to the terms of the Lease."

            3. Default by Lessee.

            Section 15 of the Lease is hereby amended as follows:

            (a) Sub-section 15.1 is hereby amended by deleting paragraph (n) thereof in its entirety and replacing it with the following:

            "(n) if an event of default (however defined) occurs under (i) any of the Other Aircraft Agreements, (ii) any other lease agreements between Lessee and a lessor for the benefit, directly or indirectly, of Fokker, FAUSA, Daimler-Benz Aerospace A.G. or any affiliate of any of them, relating to other aircraft ("Fokker Aircraft Agreements") or (iii) any aircraft maintenance agreement or other agreement entered into by Lessee in lieu of Reserve Rate payments ("Maintenance Agreements"), which event permits acceleration or termination; or"

            (b) Sub-section 15.1 is further amended by deleting the period at the end of paragraph (q) thereof and replacing it with a semicolon and the word "or" and by adding new paragraphs (r), (s) and (t) thereto as follows:


            "(r) if Lessee's financial performance deviates in any material adverse way (as determined by debis in its sole, but reasonable discretion) from the projections set forth on Lessee's Business Plan for calendar year 1996 (attached hereto as Exhibit A), taken as a whole, and such deviation is not the result of a natural disaster which effectively makes it impossible for Lessee to meet such projections;

            (s) if, prior to satisfaction of Lessee's obligation to pay Default Payments pursuant to Section 6 of this Amendment, Lessee shall make (i) any payment of principal or interest on any amounts owed by Lessee to Zell/Chilmark Fund, L.P. ("Zell") or any affiliate of Zell, (ii) any redemption of, or any dividend or distribution with respect to, any shares of Lessee owned by Zell or any affiliate of Zell, (iii) any prepayment of principal or interest with respect to any other subordinated debt owed by Lessee or (iv) any redemption of, or any dividend or other distribution with respect to, any other shares of Lessee; or

            (t) if Lessee shall fail to fulfill any of the obligations set forth in paragraphs (c) or (d) of Section 6 of this Amendment."

            (c) Sub-section 15.2 is hereby amended by adding "(a), (n), (t)" to clause (i) of paragraph (b) thereof following the word "paragraphs"; it being understood that the effect of this amendment is to include payment defaults, cross-defaults with Other Aircraft Agreements, Fokker Aircraft Agreements and Maintenance Agreements, and failure to fulfill any of the obligations set forth in paragraphs (c) or (d) of Section 6 of this Amendment as events giving rise to automatic termination of the Lease without the necessity of any service of notice thereof upon Lessee; provided, however, that such automatic termination shall not apply with respect to defaults of the type referred to in paragraphs
(a) or (n) of sub-section 15.1 of the Lease prior to the date hereof or for payment defaults for Rent Dates occurring in February and March 1996, for so long as Lessee fulfills the obligations set forth in paragraphs (c) and (d) of
Section 6 of this Amendment.

            4. Return of Aircraft.

            Section 16 of the Lease is hereby amended by adding a new sub-section 16.8 thereto as follows:

"16.8 Notwithstanding anything to the contrary contained in the Lease, on the Expiry Date or upon earlier termination of the Term including, without limitation, any termination of the Lease pursuant to Section 15 (unless a Casualty Occurrence shall have occurred with respect to the Aircraft), Lessee shall immediately deliver possession of the Aircraft to Lessor at Schiphol Airport, the Netherlands (or such other location as Lessor may require) and hereby covenants that it will not interpose any defense to any action commenced by Lessor to regain possession of the Aircraft. The foregoing shall apply whether or not Lessee is or shall subsequently become a debtor in a case under Title 11, U.S.C., and in such event, Lessee covenants that it will not oppose, and will join in, any application by Lessor seeking to regain possession of the Aircraft."

            5. Notice.

            Section 19 of the Lease is hereby amended by deleting paragraph (d) of sub-section 19.6 thereof in its entirety and replacing it with the following:

            "(1) to Lessee at:

                 Midway Airlines Corporation
                 300 W. Morgan Street
                 Durham, North Carolina 27702

                 Tel: (919) 956-4982
                 Fax: (919) 956-7314
                 Attention: President

            (2)  to Lessor at:

                 First Security Bank of Utah, N.A.
                 79 South Main Street
                 Salt Lake City, Utah 84130-0007

                 Tel: (801) 246-5630
                 Fax: (801) 246-5053

                 Attention: Corporate Trust Department

                 with a copy to debis at:

                 Evert van de Beekstraat 22,
                 NL-1118 CL Luchthaven Schiphol,
                 Amsterdam Airport Schiphol

                 Tel: 011 3120 316-1431
                 Fax: 011 3120 653-5419

            or to such other address or telex or fax number as is notified by either party to the other party to this Agreement."

            6. Forbearance. Execution of this Amendment shall serve as Lessor's agreement to forebear from exercising its rights (including, without limitation, its rights under Section 15 of the Lease) with respect to:

            (a) Lessee's failure to make payments of Rent or security deposit amounts due under the Lease prior to the date of this Amendment and for the Rent Date occurring in March 1996; and

            (b) Lessee's failure to make payment of Reserve Rate constituting Engine Maintenance Accruals due under Other Aircraft Agreements identified as AOLAF 135, 524 and AOLAF 525 on account of Flight Hours and/or Cycles operated prior to February 1, 1996;

            provided, however, that Lessor's agreement to forbear shall be effective for so long, and only so long, as

Lessee otherwise complies with all the terms of the Lease, as amended, and fulfills the obligations set forth in paragraphs (c) and (d) of this Section 6, as follows:

            (c) Lessee shall pay to Lessor the following amounts (which amounts Lessee hereby agrees to pay):

            (i)   {***} on the Rent Date occurring in February 1996;

            (ii)  {***} on the Rent Date occurring in March 1996; and

            (iii) Amounts identified on Exhibit B to this Amendment ("Default
                  Payments") on the Rent Date occurring in April 1996 and for the next succeeding forty-seven (47) Rent Dates thereafter; it being understood that Lessee shall pay such Default Payments together with Rent and any other amounts otherwise due pursuant to the Lease. Lessee may satisfy its obligations to pay the Default Payments at any time by paying the portion of all such Default Payments which constitutes principal, together with the portion of such Default Payments which constitutes interest accrued and unpaid as of the date of payment, all as reflected on Exhibit B to this Amendment.

            (d) On or before March 7, 1996, Lessee shall pay all unpaid Reserve Rate owed with respect to Other Aircraft Agreements identified as AOLAF 135, 524 and 525, or shall enter into a maintenance agreement reasonably satisfactory to debis providing for the maintenance of the engines of the Aircraft which are the subject of such Other Aircraft Agreements.

Execution of this Amendment shall not constitute a waiver of any Rent payment defaults or of any other defaults which may have occurred and be continuing or which may occur in the future. Lessor's agreement to forbear shall terminate automatically if Lessee fails to fulfill any of the obligations set forth in paragraphs (c) or (d) of Section 6 of this Amendment or if any Event of Default occurs or has occurred and is continuing under the Lease (other than an Event of Default to which this forbearance agreement set forth in Section 6 of this Amendment applies). For so long, and only so long as Lessor's agreement to forbear has not terminated, and provided that the obligation set forth in paragraph (d) of Section 6 of this Amendment has been fulfilled (i) Lessee shall be entitled to exercise its rights and privileges under Sections 5.1.2(b), 5.1.3, 7.4.1 and 13.3 of the Lease and (ii) Lessor shall be deemed to have elected not to apply the Deposit to sums due or to become due to Lessor pursuant to Section 1 of Appendix D of the Lease, notwithstanding the occurrence and continuation of a Default or Event of Default under the Lease.

            7. Payments

            Paragraph 4 of Exhibit D to the Lease is hereby amended by deleting the first sentence thereof and replacing it with the following:

            "All payments due hereunder shall be effected by Lessee to Lessor to Generale Bank Nederland BV, in Amsterdam, in favor of American Aircraft Finance II B.V., account number 64.26.09.659, or to such other account as debis may designate in writing, and all such payments shall be in Dollars and in immediately available funds, and all such payments shall be initiated adequately in advance of the due dates to ensure that Lessor receives credit for the full amount of such payment on the due dates."

            8. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York and without regard to any conflict of law rules. This Amendment is being delivered in the State of New York.

            9. Miscellaneous. Except as specifically amended or supplemented by this Amendment, the Lease is hereby ratified, approved, confirmed and continued in all respects and all provisions of the Lease as heretofore amended shall remain in full force and effect. The parties hereto acknowledge and confirm that the Lease is intended to be a true lease and not a financing arrangement. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed and constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                           SIGNED on behalf of

                                           FIRST SECURITY BANK OF UTAH, N.A.,
                                             not in its individual capacity
                                             but solely as owner trustee


                                           By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                               Title: Asst. Vice President

                                           SIGNED on behalf of

                                           MIDWAY AIRLINES CORPORATION


                                           By:
                                               ---------------------------------
                                               Title:

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                           SIGNED on behalf of

                                           FIRST SECURITY BANK OF UTAH, N.A.,
                                             not in its individual capacity
                                             but solely as owner trustee


                                           By:
                                               ---------------------------------
                                               Title:

                                           SIGNED on behalf of

                                           MIDWAY AIRLINES CORPORATION


                                           By: /s/ Jonathan S. Waller
                                               ---------------------------------
                                                   Jonathan S. Waller
                                               Title: SENIOR VICE PRESIDENT
                                                         GENERAL COUNSEL

                                    EXHIBIT A

                               1996 Business Plan


                              {***}(2 pages omitted)

                                    EXHIBIT B

                                Default Payments

                              {***}(2 pages omitted)

                                 AMENDMENT NO.2

                          dated as of January 31, 1997

                                       to

                       AIRCRAFT OPERATING LEASE AGREEMENT
                                     NO.113

                          dated as of November 11, 1993

                                     between

                  FIRST SECURITY BANK, N.A., formerly known as
                       FIRST SECURITY BANK OF UTAH, N.A.,
                         not in its individual capacity
                         but solely as owner trustee, as

                                     Lessor

                                       and

                         MIDWAY AIRLINES CORPORATION, as

                                     Lessee

Aircraft: Fokker 100
Serial No./RN: 11475/N105ML

      THIS AMENDMENT NO.2 dated as of January 31, 1997 (this "Amendment"), is between FIRST SECURITY BANK, N.A., formerly known as First Security Bank of Utah, N.A., a national banking association existing pursuant to the laws of the United States, having its principal place of business at 79 South Main Street, Salt Lake City, Utah 84130-0007, not in its individual capacity (except as expressly set forth in the Lease) but solely as Owner Trustee under the Trust Agreement ("Lessor"), and MIDWAY AIRLINES CORPORATION, a company incorporated under the laws of the State of Delaware, having its principal place of business at 300 West Morgan Street, Durham, North Carolina 27701 ("Lessee").

      WHEREAS, Lessor and Lessee are parties to that certain Aircraft Operating Lease Agreement No. 113, dated as of November 11, 1993, (as amended from time to time, the "Lease"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Lease);

      WHEREAS, Lessor and Lessee entered into Amendment No. 1 to the Lease, dated as of February 26, 1996 ("Amendment No. 1");

      WHEREAS, debis AirFinance B.V. ("debis AF") is the beneficial owner of the Aircraft;

      WHEREAS, debis AF, Lessee, and Lessor entered into a Deferral Agreement dated as of October 25, 1996 ("Deferral Agreement"), which provided for the deferral of certain payments due under the Lease, and amended the Lease in certain other respects;

      WHEREAS, debis AF and Lessee entered into an Amendment to Deferral Agreements dated as of December 30, 1996, which modified the Deferral Agreement in certain respects (the "Amendment to Deferral Agreements");

      WHEREAS, Lessee has entered into an Agreement and Plan of Merger dated as of January 17, 1997 (as amended, the "Merger Agreement") with GoodAero, Inc., a Delaware corporation ("GoodAero") and Zell/Chilmark Fund, L.P., a Delaware limited partnership, whereby it is proposed that GoodAero will be merged into Lessee to effect a recapitalization of Lessee (the "Merger"), subject to certain conditions precedent having been satisfied; and

      WHEREAS, Lessor and Lessee desire to amend the Lease to become effective upon the consummation of the Merger and to enter into further agreements as hereinafter set forth.

      NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1. Amendment of Lease. The Lease is hereby amended as follows:

            (a) Section 1 of the Lease is amended by eliminating the period at the end of Subsection 1.27 thereof, and by inserting in lieu thereof the following clause:

            "or such earlier date as may be specified by Lessor pursuant to notice given in accordance with, and subject to the terms of Section
            16.9 hereof."

            (b) Section 1.51 of the Lease is amended by deleting the period at the end of the first sentence and by inserting the following in lieu thereof:
"or any successor or assign thereof.

            (c) Section 6.4 of the Lease is amended as follows: (a) by deleting subsection (i) thereof in its entirety and by inserting in lieu thereof the following: "(i) any financial reports or projections supplied to the majority shareholder of Lessee"; and (b) by deleting the words "upon Lessor requesting the same" from subsection (ii) thereof.

            (d) Section 11.1(a) of the Lease is amended by deleting the period at the end thereof and by inserting the following clause:

            provided, however, that the deductible may be $500,000 (Dollars Five Hundred Thousand) for each accident, but only if Lessee procures and maintains in favor of debis AirFinance B.V. for the benefit of the Beneficiary and/or the Lessor under each of the Leases identified on
            Schedule 16.9 hereof (as those terms are defined therein) an irrevocable letter of credit (the "Letter of Credit") in the face amount of $800,000 (Dollars Eight Hundred Thousand) issued by Wachovia Bank or another banking institution reasonably acceptable to debis AirFinance B.V. and in a form reasonably acceptable to debis AirFinance B.V. containing the terms set forth in Schedule 11.1(a).1 of this Lease; provided, however, that Lessee may reduce the amount of the Letter of Credit to $400,000 in any year where Lessee's audited financial statements for the prior year show that Lessee had net income (as determined in accordance with generally accepted accounting principles ("Net Income")) greater than the amount for such prior year identified as "Net Income (1)" on
            Schedule 11.1(a).2, but less than the amount for such prior year identified as "Net Income (2)" on Schedule 11.1(a).2; and Lessee shall not be required to maintain the Letter of Credit in any year where Lessee's audited financial statements for the prior year show that Lessee had Net Income for such prior year greater than the amount for such prior year identified as "Net Income (2)" on
            Schedule 11.1(a).2; and provided, further, that notwithstanding any reduction or cancellation of the Letter of Credit in accordance with the terms hereof, Lessee shall be required to restore the Letter of Credit in any year where Lessee's audited financial statements for the immediately preceding year show that Lessee's Net Income was less than the threshold set by Schedule 11.1(a).2 for such prior year for reduction of the Letter of Credit or in any year in which audited financials for Lessee for the immediately preceding year have not been certified on or before April 15 following such preceding year. For purposes of determining the amount required for the Letter of Credit in any year, reductions, if any, shall not be permitted until 30 days after receipt by debis AirFinance B.V. of the audited financial statements of Lessee for the prior year and, in the event that the Letter of Credit is to be reinstated or increased in any year as aforedescribed, such Letter of Credit shall be required on or before April 15 of such year. Any failure by Lessee to comply with the provisions of this Section 11.1(a) shall be an Event of Default under Section 15.1(b) of the Lease.

            (e) Section 14.1(b) of the Lease is amended by deleting the semicolon at the end of such Section and by inserting in lieu thereof the following clause:

            "the failure with which to comply is likely to have a material adverse effect on Lessee; provided, however, that such failure shall have no adverse effect on the Aircraft or on the interests of Lessor the Bank therein or in this Agreement or on the Insurances required to be maintained pursuant to Article 11."

            (f) Section 14.l(p) is amended by deleting the same in its entirety and by inserting in lieu thereof the following:

            "not become the surviving corporation of a merger with any other entity, or itself consolidate with, or merge into, any other corporation, or convey, transfer or lease substantially all of its assets as entirety to any person, without the prior written consent of Lessor (such consent not to be unreasonably withheld) and the execution and delivery to Lessor of such agreements, certificates and legal opinions as Lessor may reasonably request with respect thereto;"

            (g) Section 14.1(q) of the Lease is deleted in its entirety.

            (h) Section 15.1(a) of the Lease is amended by deleting the same in its entirety and by inserting in lieu thereof the following:

            "if default shall be made by Lessee in the making of any Rent, Reserve Rate, or Supplemental Rent payment within five (5) Business Days after the date when such payment is due and payable under this Lease."

            (i) Section 15.1(e) of the Lease is deleted in its entirety and the following is inserted in lieu thereof:

            " if (i) if Lessee or any of its subsidiaries is in default under any lease, hire-purchase, conditional sale or credit sale agreement for equipment having a casualty value in excess of {***} and such default is not cured or waived within the applicable grace period or five (5) Business Days (whichever is greater); (ii) (regardless of the amount of money involved), any event occurs which with or without notice or lapse of time or both would constitute a default under any agreement between Lessee and, or promissory note executed by Lessee in favor of, (a) {***}; (b) Zell/Chilmark Fund, L.P.;
            (c) {***}; (e) any affiliate of any of the foregoing; unless such default or event of default is cured or waived within the applicable grace period or five (5) Business Days (whichever is greater); or
            (iii) any indebtedness owed by Lessee or any of its subsidiaries in an amount in excess of {***} is not paid when due or becomes due or capable of being declared due prior to the date when it would otherwise become due provided, however, the failure of Lessee to pay amounts {***}

            (j) Section 15.1(n) is modified by inserting the following clause after the word "affiliate": ", successor or assign".

            (k) Sections 15.1(o), (p), (q), (r), (s) and (t) are deleted in their entirety and the following new Sections 15.1(o) and (p) are inserted in lieu thereof:

            "(o) if, an Event of Default shall occur under and as defined in that certain Promissory Note dated as of January 31, 1997 from the Lessee to debis AirFinance B.V. or under, and as defined in that certain Promissory Note dated as of January 31, 1997 from the Lessee to DASA Aircraft Finance XVI, B.V. (each, a "Note" and collectively, the "Notes");

            (p) if, prior to satisfaction of Lessee's obligations pursuant to the Notes, Lessee shall make (i) any payment of principal or interest on any debt owed by Lessee to Zell/Chilmark Fund, L.P. or to any holder of equity in Lessee representing the right to vote twenty percent (20%) or more of the stock in Lessee on any matter presented for vote to the shareholders of Lessee (an "Insider") or any affiliate of an Insider; or (ii) any redemption of, or any dividend or distribution with respect to, any shares of Lessee owned by an Insider or any affiliate thereof."

            (l) Section 15.2 is amended by deleting clause (i) of paragraph (b) thereof in its entirety and inserting the following new clause (i) in lieu thereof:

            "(i) serving notice of such termination on Lessee specifying the occurrence giving rise to such Event of Default or Events of Default, provided that such notice shall be deemed to have been served without the necessity of actual service and this Lease shall terminate automatically without the necessity of any service of notice thereof upon Lessee upon the occurrence of any Event of Default described in paragraphs (a), (f), (g), (h), (n) or (o) of
            Section 15.1 of this Lease; provided, however, that actual service of notice of such termination on Lessee shall be required where an Event of Default described in paragraph (n) of Section 15.1 of the Lease has occurred solely by reason of occurrence of an event of default under an Other Aircraft Agreement or under a Fokker Aircraft Agreement, which event of default does not, under the terms of such Other Aircraft Agreement or Fokker Aircraft Agreement, result in automatic termination of such Other Aircraft Agreement or such Fokker Aircraft Agreement."

            (m) Article 16 of the Lease is amended by adding a new Section 16.9 as follows:


            "(a) Notwithstanding anything to the contrary contained in this Lease, Lessor may terminate this Lease by giving not less than six
            (6) months' prior written notice of the termination date to Lessee provided that in no event may Lessor choose a termination date earlier than September 15, 1998 ("Lessor's Termination Option") and the termination date specified in such notice shall become the Expiry Date; provided, however, that (subject to the following sentence) Lessor shall not be entitled to exercise Lessor's Termination Option with respect to this Lease where the same would result in the termination of four (4) or more of the aircraft operating lease agreements identified in Schedule 16.9 to the Lease in any twelve (12) month period, taking into account the scheduled or actual Expiry Date of each such aircraft operating lease agreement. Nothing herein shall be construed to limit the Lessor's rights upon the occurrence of any Default or Event of Default or upon the termination of this Lease as a result thereof or upon the expiration of any Lease in the absence of the exercise of Lessor's Termination Option.

            (b) Lessee shall in no event be liable for any costs, expenses, liabilities, losses, damages or amounts incurred by Lessor which arise solely from the Lessor exercising Lessor's Termination Option hereunder such as the loss of any tax benefit, or fees or penalties arising from the breakage of any contract or agreement. Except as expressly provided in subsection (c) below, Lessor shall in no event be liable for any costs, expenses, liabilities, losses, damages or amounts incurred by Lessee as a result of Lessor exercising Lessor's Termination Option in accordance with this Section 16.9.

            (c) Notwithstanding the terms of clause (b) above, if Lessor exercises Lessor's Termination Option hereunder in accordance with this Article 16.9, then Lessee shall be responsible for performing all of its obligations under and in accordance with the terms of this Section 16, subject to the following:

                  (i) the Lessor shall pay or cause to be paid to Lessee for Lessee's application against the "C Check" completed pursuant to Appendix E, Item 1(e), an amount equal to the lesser of (x) $100,000 or (y) an amount equal to the product of the full cost of the "C Check" completed by Lessee pursuant to Appendix E, Item 1(e) on the Aircraft multiplied by a fraction, the numerator of which is the number of hours (including fractions of an hour) remaining on the Aircraft until Lessee's next scheduled "C Check" for the Aircraft (assuming Lessor had not exercised Lessor's Termination Option hereunder) and the denominator of which is 3000; and

                  (ii) for purposes of Section 7.4.1(b) and (c), any shop visit required to meet the conditions of Appendix E shall be deemed a "scheduled" shop visit."

            (n) Section 18.6 of the Lease is amended (i) by deleting the firm of "Winston & Strawn, Attn: R. Evan Smith, 175 Water Street, New York, NY 10038" as agent for Lessee and by inserting in lieu thereof the new agent for Lessee as follows: "Paul, Hastings, Janofsky & Walker, Attn: Jon Howitt, 399 Park Avenue, New York, NY 10022; and (ii) by deleting the firm of "Haight, Gardner, Poor & Havens, Attn: Bonny L.Y. Kwoh, 195 Broadway, New York, NY 10007" as agent for Lessor and by inserting in lieu thereof the new agent for Lessor as follows:
"Hertzog, Calamari & Gleason, Attn: Carla Craig, 100 Park Avenue, New York, New York 10017".

            (o) Appendix B to the Lease is hereby amended as follows:

            (i) The amount set forth as the "AGREED VALUE" is deleted in its entirety and the amount of {***} is substituted therefor.

            (ii) The Amount set forth as "RENT" is deleted in its entirety and the amount {***} is substituted therefor.

            (p) Appendix D to the Lease is hereby amended by deleting Sections
2.2 through 2.7 in their entirety and by deleting Section 1 in its entirety and inserting the following in lieu thereof:

            "1. Deposit. Lessee has paid to Lessor the amount set forth on Schedule B.1 as a Deposit for the Aircraft prior to January 31, 1997. Lessor has applied such Deposit (plus all accrued interest thereon) to the Default Payments (as defined in Section 6 of Amendment No.1 to this Lease) and/or to Default Payments (as defined in Section 6 of Amendment No. 1 to the Other Aircraft Agreements)."

            (q) Appendix D is hereby amended by (a) deleting the first word of
Section 3.1 thereof and by inserting the following in lieu thereof:

      "Lessee shall be relieved of its obligation to pay the Reserve Rate at any time that the Aircraft Maintenance Agreement between Lessee and American Airlines, Inc., dated as of November 1, 1993, or any subsequent aircraft maintenance agreement between Lessee and any Authorized Maintenance Performer, which in the reasonable opinion of Lessor, is in substance substantially similar to such Aircraft Maintenance Agreement is in effect with respect to the Aircraft. At any time that the above-referenced Aircraft Maintenance Agreement, or such subsequent aircraft maintenance agreement is not in effect, then Lessee shall, in"

and (b) by adding the following sentence after subsection (d) of Section 3.1 thereof:

      "In the event that Lessee enters into any substitute maintenance agreement in lieu of paying Engine Maintenance Accrual, such substitute agreement shall be similar in substance to the Approved Maintenance Agreement (as that term is defined in Amendment No. 2 and Consent, each dated as of May, 1996, with respect to Aircraft Operating Lease Agreements Nos. 524, 525, and 135, each between Midway Airlines Corporation, as Lessor, and First Security Bank of Utah, N.A., as Lessee (collectively, "Amendment No. 2"); and in such event Lessee shall pay to Lessor as Reserve Rate, on the date when Reserve Rate is due, an amount calculated, for the Lease, in the same manner as Reduced Engine Maintenance Accrual (as that term is defined in Amendment No. 2)."

            (r) Schedule 16.9 attached to this Amendment is hereby attached to the Lease as Schedule 16.9 thereto and is incorporated therein.

      2. Waiver of Default. Lessor agrees that any Default or Event of Default under Sections 15.1(a), 15.1(e), 15.1(g) or 15.1(r) of the Lease (prior to the amendment of any such Sections hereunder) which occurred prior to the date of this Amendment is hereby deemed to have been cured by Lessee and Lessor waives any rights or remedies it may have had with respect to the occurrence of any such Default or Event of Default.

      3. Representations, Warranties and Covenants

      The following shall be, as applicable, representations, warranties or covenants of Lessee pursuant to Articles 13 and 14 of the Lease:

      (a) Representations

            (i) This Amendment and the Notes have been duly entered into and delivered by Lessee, and each constitutes a valid, legal and binding obligation of Lessee enforceable against Lessee in accordance with its terms.

            (ii) As of the date of this Amendment, Lessee has entered, or will contemporaneously herewith enter, into an agreement with {***} having terms which are substantially in accordance with the terms set forth under the heading {***} in Exhibit 6.02(k) to the Agreement and Plan of Merger dated as of January 17, 1997 by and among GoodAero, Inc., James H. Goodnight, John P. Sall, Midway Airlines Corporation and Zell/Chilmark Fund, L.P., as amended, except to the extent otherwise specifically set forth in the letter dated as of February 10, 1997, from Lessee to Lessor.

      (b) Covenants

            Lessee covenants that it will not make any prepayment in respect of the Promissory Note dated February 7, 1997 in the amount of {***} to provide for terms more favorable to the payee thereof (including, without limitation, any increase in the interest rate or acceleration of payment).

      4. Deferral Agreement. Lessor and Lessee agree that the Deferral Agreement and the Amendment to Deferral Agreements are hereby declared null and void and shall have no further force or effect with respect to the Lease.

      5. Merger. Lessor hereby consents to the Merger.

      6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York and without regard to any conflict of law rules. This Amendment is being delivered in the State of New York.

      7. Miscellaneous. Except as specifically amended or supplemented by this Amendment, the Lease is hereby ratified, approved, confirmed and continued in all respects and all provisions of the Lease as heretofore amended shall remain in full force and effect. The parties hereto acknowledge and confirm that the Lease is intended to be a true lease and not a financing arrangement. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed and constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

                                    FIRST SECURITY BANK, N.A., formerly
                                    known as First Security Bank of Utah, N.A.
                                    not in its individual capacity but solely as owner trustee


                                    By: /s/ Greg A. Hawley
                                        ----------------------------------------
                                    Name: Greg A. Hawley
                                    Title: Vice President

                                    MIDWAY AIRLINES CORPORATION


                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name:
                                    Title:

                               Schedule 11.1(a).1

The Letter of Credit shall contain the following terms:

debis AirFinance B.V. shall be entitled to draw amounts under the Letter of Credit upon notice to the issuing bank signed by debis AirFinance B.V. stating that amounts are due under one or more of the following, and that such amounts remain unpaid:

      Promissory Note dated as of January 31, 1997 executed by Midway Airlines Corporation in favor of debis AirFinance B.V.

      Promissory Note dated as of January 31, 1997 executed by Midway Airlines Corporation in favor of Daimler-Benz Aerospace A.G.

      Aircraft Operating Lease Agreement No. 111 between Midway Airlines Corporation, as Lessee, and First Security Bank, N.A. (formerly known as First Security Bank of Utah, N.A.), as Lessor

      Aircraft Operating Lease Agreement No. 112 between Midway Airlines Corporation, as Lessee, and First Security Bank, N.A. (formerly known as First Security Bank of Utah, N.A.), as Lessor

      Aircraft Operating Lease Agreement No. 113 between Midway Airlines Corporation, as Lessee, and First Security Bank, N.A. (formerly known as First Security Bank of Utah, N.A.), as Lessor

      Aircraft Operating Lease Agreement No. 114 between Midway Airlines Corporation, as Lessee, and First Security Bank, N.A. (formerly known as First Security Bank of Utah, N.A.), as Lessor

      Aircraft Operating Lease Agreement No. 135 between Midway Airlines Corporation, as Lessee, and First Security Bank, N.A. (formerly known as First Security Bank of Utah, N.A.), as Lessor

      Aircraft Operating Lease Agreement No. 136 between Midway Airlines Corporation, as Lessee, and First Security Bank, N.A. (formerly known as First Security Bank of Utah, N.A.), as Lessor

      Aircraft Operating Lease Agreement No. 524 between Midway Airlines Corporation, as Lessee, and First Security Bank, N.A. (formerly known as First Security Bank of Utah, N.A.), as Lessor

      Aircraft Operating Lease Agreement No. 525 between Midway Airlines Corporation, as Lessee, and First Security Bank, N.A. (formerly known as First Security Bank of Utah, N.A.), as Lessor

      Aircraft Operating Lease Agreement No. 115-A between Midway Airlines Corporation, as Lessee, and Wings Aircraft Finance, Inc., as Lessor

      Aircraft Operating Lease Agreement No. 116-A between Midway Airlines Corporation, as Lessee, and Wings Aircraft Finance, Inc., as Lessor

      Aircraft Operating Lease Agreement No. 117-A between Midway Airlines Corporation, as Lessee, and Wings Aircraft Finance, Inc., as Lessor

      Aircraft Operating Lease Agreement No. 118-A between Midway Airlines Corporation, as Lessee, and Wings Aircraft Finance, Inc., as Lessor

                               Schedule 11.1(a).2

Midway Airlines

Net Income Thresholds for Reduction in Amount of Letter of Credit Pursuant to
Section 11.1(a)

US$ millions

Year                 1997      1998      1999      2000       2001
Net Income(2)        12.0      18.0      25.2      32.8       41.0
Net Income(1)         8.0      12.0      16.8      21.8       27.3

Year                 2002      2003      2004      2005       2006
Net Income(2)        49.1      57.7      67.8      67.8       67.8
Net Income(1)        32.8      38.5      45.2      45.2       45.2

Year                 2007      2008      2009      2010       2011
Net Income(2)        67.8      67.8      67.8      67.8       67.8
Net Income(1)        45.2      45.2      45.2      45.2       45.2

Year                 2012      2013      2014
Net Income(2)        67.8      67.8      67.8
Net Income(1)        45.2      45.2      45.2

   Amount of
Letter of Credit
----------------

$800,000             If actual Net Income is less than or equal to Net Income(1)
$400,000             If actual Net Income is greater than Net Income(1) but less than or equal to Net Income(2)
   0                 If actual Net Income is greater than Net Income(2)

                                  Schedule 16.9

1. Aircraft Operating Lease Agreement No. 111, dated as of November 11, 1993, between First Security Bank, N.A. and Midway Airlines Corporation.

2. Aircraft Operating Lease Agreement No. 112, dated as of November 11, 1993, between First Security Bank, N.A. and Midway Airlines Corporation.

3. Aircraft Operating Lease Agreement No. 113, dated as of November 11, 1993, between First Security Bank, N.A. and Midway Airlines Corporation.

4. Aircraft Operating Lease Agreement No. 114, dated as of November 11, 1993, between First Security Bank, N.A. and Midway Airlines Corporation.

5. Aircraft Operating Lease Agreement No. AOLAF-115-A, dated as of July 10, 1995, between Wings Aircraft Finance, Inc. and Midway Airlines Corporation.

6. Aircraft Operating Lease Agreement No. AOLAF-116-A, dated as of July 10, 1995, between Wings Aircraft Finance, Inc. and Midway Airlines Corporation.

7. Aircraft Operating Lease Agreement No. AOLAF-117-A, dated as of July 10, 1995, between Wings Aircraft Finance, Inc. and Midway Airlines Corporation.

8. Aircraft Operating Lease Agreement No. AOLAF-118-A, dated as of July 10, 1995, between Wings Aircraft Finance, Inc. and Midway Airlines Corporation.

9. Aircraft Operating Lease Agreement No. 135, dated as of July 20, 1995, between First Security Bank, N.A. and Midway Airlines Corporation.

10. Aircraft Operating Lease Agreement No. 136, dated as of December 15, 1995, between First Security Bank, N.A. and Midway Airlines Corporation.

11. Aircraft Operating Lease Agreement No. 524, dated as of August 1, 1995, between First Security Bank, N.A. and Midway Airlines Corporation.

12. Aircraft Operating Lease Agreement No.525, dated as of October 15, 1995, between First Security Bank, N.A. and Midway Airlines Corporation.

                                  Schedule B.1

                        Security Deposits Paid by Midway

   Aircraft                         AOLAF                       Deposit
     MSN                             No.                         Paid
   --------                         -----                       -------

   11321                             525                        {***}
                                                              -------------
   11323                             524                        {***}
                                                              -------------
   11329                             135                        {***}
                                                              -------------
   11330                             136                        {***}
                                                              -------------
   11444                             111                        {***}
                                                              -------------
   11445                             112                        {***}
                                                              -------------
   11475                             113                        {***}
                                                              -------------
   11477                             114                        {***}
                                                              -------------
   11450                             115                        {***}
                                                              -------------
   11484                             116                        {***}
                                                              -------------
   11485                             117                        {***}
                                                              -------------
   11486                             118                        {***}
                                                              -------------